UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-173

DODGE & COX FUNDS

(Exact name of registrant as specified in charter)

555 California Street, 40th Floor

San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

Thomas M. Mistele, Esq.

555 California Street, 40th Floor

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-981-1710

Date of fiscal year end: DECEMBER 31, 2017

Date of reporting period: JUNE 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following are the June 30, 2017 semi-annual reports for the Dodge & Cox Funds, a Delaware statutory trust, consisting of six series: Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund, Dodge & Cox Income Fund and Dodge & Cox Global Bond Fund. The reports of each series were transmitted to their respective shareholders on August 15, 2017.

DODGE & COX FUNDS®

2017

Semi-Annual Report

June 30, 2017

Stock Fund

ESTABLISHED 1965

TICKER:  DODGX

06/17 SF SAR       Printed on recycled paper

TO OUR SHAREHOLDERS

The Dodge & Cox Stock Fund had a total return of 6.8% for the six months ended June 30, 2017, compared to a return of 9.3% for the S&P 500 Index.

MARKET COMMENTARY

U.S. equity markets continued to climb during the first half of 2017: the S&P 500 reached an all-time high in mid-June and ended the period up 9%, marking its strongest first half since 2013. Information Technology was the best-performing sector of the S&P 500, and Energy was the worst-performing sector amid lower oil prices. Solid corporate earnings growth, combined with expectations of an improving economy, boosted U.S. equity returns and propelled valuations further above longer-term averages.

We see signs of continuing steady economic growth, increasing corporate earnings, and rising interest rates, all of which would benefit the Fund. Economic data released during the first half has been generally strong, confirming that the U.S. economy remains solid. The Trump administration’s objectives for tax cuts and increased infrastructure spending could further stimulate growth. Meanwhile, the Federal Reserve (Fed) has signaled that additional rate hikes are forthcoming, indicating the Fed has confidence in the economy. These factors, combined with accelerating global GDP growth, a recovery in energy and commodity prices, and corporate cost reductions could drive corporate earnings higher and support current market valuations.

INVESTMENT STRATEGY

At Dodge & Cox, we approach each investment from the perspective of being a long-term part owner of a business and make gradual changes based on a three- to five-year investment horizon. The Fund has historically had low portfolio turnover; 2017 has been no exception with turnover of only 4% in the first half. As a result of individual stock selection, the Fund holds 63 companies across nine sectors; areas of emphasis are Financials, Health Care, and Information Technology.(a)

During the volatility of 2016, we highlighted how the Fund’s financial services holdings were trading at inexpensive valuations despite their asset growth, improved credit quality, cost reductions, and capital return prospects. Since then, however, share prices have risen and we have trimmed a number of the Fund’s Financials holdings, including Bank of America and Bank of New York Mellon.(b) Nevertheless, we remain enthusiastic about the Fund’s position in Financials (27.7% compared to 14.5% for the S&P 500) and specific holdings, which continue to have attractive fundamentals as well as attributes that could lead to higher share prices. Increased profitability and strong capital generation allow banks to return capital to shareholders via share buybacks and dividends, making them a compelling alternative to other dividend-paying stocks, in our view. The Trump administration may create potential tailwinds for the banking system through tax reform and regulatory relief. Moreover, the Fed raised short-term rates twice in the first half of the year and signaled expectations for one additional hike in 2017, which should increase the federal funds rate to 1.5%. If interest rates increase further, the Financials sector stands to benefit from improved earnings and higher net interest margins.

While we have trimmed Financials and certain other holdings amid higher U.S. equity market valuations, we continue to find areas of value offering long-term investment opportunities. For example, we recently added to several Health Care holdings, including AstraZeneca, and Energy companies in the Fund.

AstraZeneca

AstraZeneca, which is based in the United Kingdom, is a global pharmaceutical company with strengths in treatments for cancer, respiratory illnesses, cardiovascular problems, and infectious diseases. In the second half of 2016, the share price was under pressure due to concerns about recent and upcoming patent expirations for several of its major drugs. Despite this headwind, we added to the Fund’s holding in early 2017 after reaffirming our investment thesis.

The company’s long-term growth outlook is favorable given its robust new drug pipeline, particularly in oncology (cancer treatment). AstraZeneca has an attractive position in the revolutionary field of cancer immunotherapy, which harnesses the disease-fighting capabilities of the body’s immune system to attack cancerous tumors. We have conducted extensive due diligence, which included industry conferences and management meetings, and we continue to believe the immuno-oncology (IO) field holds great promise. Since the IO market is in its very early stages, sponsors and the scientific community are investing heavily into understanding which tumors can be targeted with IO and which patients will be most responsive to IO treatments (i.e., biomarkers). We think the field will evolve rapidly over the next five to ten years as physicians develop a better understanding of how these drugs work, creating a massive revenue and profit opportunity. With a 4.3% dividend yield, the current valuation is reasonable at 17 times forward earnings and does not appear to reflect potential success from the immunotherapy drug pipeline. AstraZeneca represented 1.9% of the Fund on June 30.

Energy

Oil prices dropped 16% over the past six months, weighing heavily on the outlook for profitability and growth in the Energy sector. While the short-term direction of oil prices is difficult to forecast, we believe the long-term fundamentals of supply and demand point to higher prices. The current demand for oil, which is about 98 million barrels a day, continues to grow about one percent per year, driven by growing transportation demand in the developing world. Oil fields deplete as the resource is extracted, reducing the global production base about two to three percent per year, so continuing investment is required to meet current demand and to prepare for future demand growth. We anticipate that 15 to 20 million barrels per day of additional production will be needed over the next five years to meet demand if these trends continue. However, upstream capital investment has declined to a 10-year low, fewer new projects are being approved, and North American

PAGE 2 ▪ DODGE & COX STOCK FUND

unconventional resources (including shale) are unlikely to grow enough to bridge this eventual gap.

The Fund remains modestly overweight the Energy sector (7.4% compared to 6.0% for the S&P 500). Amid depressed valuations for energy companies, we recently added to selected holdings, including Anadarko Petroleum (discussed below) and Schlumberger (the world’s leading provider of oil services for drilling, production, and processing), among other holdings.

Anadarko Petroleum

Anadarko Petroleum (a 1.3% position) is an independent oil and gas exploration and production (E&P) company, one of three held in the Fund. The company’s stock price has been negatively impacted in 2017 by a gas leak that caused a fatal explosion. While tragic, this incident did not materially impact our long-term investment outlook for the company. Recent meetings with company management affirmed our belief that Anadarko remains an attractive investment over our three- to five-year investment horizon.

As a leading global explorer with strong operational capabilities, Anadarko has a record of success in generating high returns on capital over energy price cycles. In the coming years, we believe the key differentiators for E&Ps will be a company’s asset quality and its ability to develop those assets, particularly large-scale unconventional resources. Anadarko is well positioned to manage these challenges. For example, in the DJ Basin in Colorado, Anadarko systematically developed all of the needed infrastructure to execute its plan, which allowed the company to achieve growth targets at competitive costs; Anadarko is now applying the same approach of systematic field and infrastructure development to the Permian Basin.

The company’s conservative management team has an excellent track record of disciplined capital allocation. In addition, Anadarko continues to invest substantially in exploration, which it sees as the means to create upside opportunity for the company. This focus on exploration differentiates Anadarko from its peers and will likely create value across business cycles. After considering the company’s risks, opportunities, and valuation, we added to Anadarko during the first half of 2017.

IN CLOSING

Since U.S. equity valuations are now near recent highs, we have adopted a tempered outlook for broader U.S. equity market returns. However, as an active manager with a value-oriented approach, we remain optimistic about the long-term prospects for the portfolio to preserve and enhance purchasing power. On June 30, the Fund’s equity holdings collectively traded at 15.4 times forward earnings, a discount to the S&P 500, which traded at 18.6 times forward earnings.

We believe the rewards of active management are most likely to accrue to those investors who have the discipline to maintain a long-term investment horizon. Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

July 31, 2017

(a)	Unless otherwise specified, all weightings and characteristics are as of June 30, 2017.
(b)	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.

DODGE & COX STOCK FUND ▪ PAGE 3

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund underperformed the S&P 500 by 2.5 percentage points year to date.

Key Detractors from Relative Results

▪

The Fund’s average overweight position (29% versus 14%) and holdings in the Financials sector (up 4% compared to up 7% for the S&P 500 sector) hurt relative performance. Goldman Sachs (down 7%) and Capital One Financial (down 4%) lagged.

▪

Poor returns from the Fund’s holdings in the Energy sector (down 21% compared to down 13% for the S&P 500 sector), combined with a slightly higher average weighting (8% versus 7%), detracted from results. Anadarko Petroleum (down 35%), Apache (down 24%), and Schlumberger (down 21%) were especially weak.

▪

Outstanding performance from several large internet and technology stocks not held by the Fund (e.g., Facebook, Amazon, Apple, Netflix) boosted S&P 500 returns and hurt the Fund’s relative results. The negative impact was particularly significant in the Information Technology sector (up 12% compared to up 17% for S&P 500 sector), which was the strongest area of the market.

Key Contributors to Relative Results

▪

The Fund’s average overweight position (19% versus 14%) and holdings in the Health Care sector (up 17% compared to up 16% for the S&P 500 sector) enhanced performance. Alnylam Pharmaceuticals (up 113%), AstraZeneca (up 29%), Cigna (up 26%), and Sanofi (up 21%) were particularly strong.

▪	Returns from holdings in the Telecommunication Services sector (down 3% compared to down 11% for the S&P 500 sector) helped relative results.
▪	Charter Communications (up 17%) also contributed.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 85 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The U.S. Equity Investment Committee, which is the decision-making body for the Stock Fund, is an eight-member committee with an average tenure at Dodge & Cox of 24 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 4 ▪ DODGE & COX STOCK FUND

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2017

	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Stock Fund	28.62%	16.36%	5.89%	9.45%
S&P 500 Index	17.90	14.63	7.18	7.15

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The S&P 500 Index is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.

S&P 500® is a trademark of S&P Global Inc.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2017	Beginning Account Value 1/1/2017	Ending Account Value 6/30/2017	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,068.10	$2.69
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.20	2.63
*	Expenses are equal to the Fund’s annualized expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX STOCK FUND ▪ PAGE 5

FUND INFORMATION (unaudited)	June 30, 2017

GENERAL INFORMATION
Net Asset Value Per Share	$192.69
Total Net Assets (billions)	$66.1
Expense Ratio	0.52%
Portfolio Turnover Rate (1/1/17 to 6/30/17, unannualized)	4%
30-Day SEC Yield(a)	1.13%
Number of Companies	63
Fund Inception	1965
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the U.S. Equity Investment Committee, whose eight members’ average tenure at Dodge & Cox is 24 years.

PORTFOLIO CHARACTERISTICS	Fund	S&P 500
Median Market Capitalization (billions)	$41	$21
Weighted Average Market Capitalization (billions)	$125	$169
Price-to-Earnings Ratio(b)	15.4x	18.6x
Foreign Securities not in the S&P 500(c)	10.0%	0.0%

TEN LARGEST HOLDINGS (%)(d)	Fund
Charles Schwab Corp.	3.8
Bank of America Corp.	3.8
Wells Fargo & Co.	3.6
Capital One Financial Corp.	3.4
Charter Communications, Inc.	3.0
Novartis AG (Switzerland)	3.0
Sanofi (France)	3.0
Time Warner, Inc.	2.9
Goldman Sachs Group, Inc.	2.8
Alphabet, Inc.	2.8

ASSET ALLOCATION

SECTOR DIVERSIFICATION (%)	Fund	S&P 500
Financials	27.7	14.5
Health Care	19.7	14.5
Information Technology	17.7	22.3
Consumer Discretionary	15.6	12.3
Energy	7.4	6.0
Industrials	5.0	10.3
Telecommunication Services	1.8	2.1
Consumer Staples	1.5	9.1
Materials	1.0	2.8
Utilities	0.0	3.2
Real Estate	0.0	2.9

(a)	SEC Yield is an annualization of the Fund’s net investment income for the trailing 30-day period. Dividends paid by the Fund may be higher or lower than implied by the SEC Yield.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates from third-party sources.
(c)	Foreign securities are U.S. dollar denominated.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(e)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.

PAGE 6 ▪ DODGE & COX STOCK FUND

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2017

COMMON STOCKS: 97.4%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 15.6%
AUTOMOBILES & COMPONENTS: 0.5%
Harley-Davidson, Inc.	5,610,647	$303,087,151

CONSUMER DURABLES & APPAREL: 0.6%
Coach, Inc.	8,813,900	417,250,026

MEDIA: 11.7%
Charter Communications, Inc., Class A(a)	5,934,486	1,999,031,609
Comcast Corp., Class A	44,997,594	1,751,306,358
DISH Network Corp., Class A(a)	9,727,476	610,496,394
News Corp., Class A	6,892,103	94,421,811
Time Warner, Inc.	18,778,332	1,885,532,316
Twenty-First Century Fox, Inc., Class A	41,334,626	1,171,423,301
Twenty-First Century Fox, Inc., Class B	9,350,000	260,584,500

		7,772,796,289
RETAILING: 2.8%
Liberty Interactive Corp. QVC Group, Series A(a)	15,980,376	392,158,427
Target Corp.	11,761,054	614,985,514
The Priceline Group, Inc.(a)	453,400	848,093,768

		1,855,237,709

		10,348,371,175
CONSUMER STAPLES: 1.5%
FOOD & STAPLES RETAILING: 1.5%
Wal-Mart Stores, Inc.	12,988,050	982,935,624

ENERGY: 7.4%
Anadarko Petroleum Corp.	19,695,521	892,994,922
Apache Corp.	18,045,994	864,944,492
Baker Hughes, Inc.	15,371,113	837,879,370
Concho Resources, Inc.(a)	3,615,000	439,330,950
National Oilwell Varco, Inc.	18,798,000	619,206,120
Schlumberger, Ltd. (Curacao/United States)	17,549,245	1,155,442,291
Weatherford International PLC(a) (Ireland)	28,007,400	108,388,638

		4,918,186,783
FINANCIALS: 27.7%
BANKS: 10.6%
Bank of America Corp.	102,436,500	2,485,109,490
BB&T Corp.	13,100,144	594,877,539
JPMorgan Chase & Co.	16,797,800	1,535,318,920
Wells Fargo & Co.	43,253,341	2,396,667,625

		7,011,973,574
DIVERSIFIED FINANCIALS: 14.3%
American Express Co.	16,997,300	1,431,852,552
Bank of New York Mellon Corp.	27,003,324	1,377,709,590
Capital One Financial Corp.(b)	27,087,711	2,237,986,683
Charles Schwab Corp.	58,867,600	2,528,952,096
Goldman Sachs Group, Inc.	8,488,700	1,883,642,530

		9,460,143,451
INSURANCE: 2.8%
AEGON NV (Netherlands)	71,584,960	365,799,146
MetLife, Inc.	26,532,700	1,457,706,538

		1,823,505,684

		18,295,622,709
HEALTH CARE: 19.7%
HEALTH CARE EQUIPMENT & SERVICES: 7.1%
Cigna Corp.	8,293,217	1,388,201,593
Danaher Corp.	3,437,600	290,099,064
Express Scripts Holding Co.(a)	21,234,871	1,355,634,165
Medtronic PLC (Ireland)	6,510,900	577,842,375
UnitedHealth Group, Inc.	5,830,760	1,081,139,519

		4,692,916,716

	SHARES	VALUE
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 12.6%
Alnylam Pharmaceuticals, Inc.(a)(b)	5,500,735	$438,738,624
AstraZeneca PLC ADR (United Kingdom)	37,517,873	1,278,984,291
Bristol-Myers Squibb Co.	17,941,339	999,691,409
Eli Lilly and Co.	3,191,832	262,687,774
Merck & Co., Inc.	7,767,900	497,844,711
Novartis AG ADR (Switzerland)	23,673,500	1,976,027,045
Roche Holding AG ADR (Switzerland)	27,975,399	889,617,688
Sanofi ADR (France)	41,035,028	1,965,988,191

		8,309,579,733

		13,002,496,449
INDUSTRIALS: 5.0%
CAPITAL GOODS: 1.4%
Johnson Controls International PLC (Ireland)	20,810,986	902,364,353

TRANSPORTATION: 3.6%
FedEx Corp.	6,897,099	1,498,946,525
Union Pacific Corp.	8,070,000	878,903,700

		2,377,850,225

		3,280,214,578
INFORMATION TECHNOLOGY: 17.7%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.8%
Maxim Integrated Products, Inc.	12,064,675	541,703,908

SOFTWARE & SERVICES: 8.0%
Alphabet, Inc., Class A(a)	148,100	137,685,608
Alphabet, Inc., Class C(a)	1,920,253	1,744,991,509
Dell Technologies, Inc., Class V(a)	4,022,510	245,815,586
DXC Technology Co.	8,221,227	630,732,535
Microsoft Corp.	24,747,300	1,705,831,389
Synopsys, Inc.(a)	4,051,969	295,510,099
VMware, Inc.(a)	5,955,511	520,690,327

		5,281,257,053
TECHNOLOGY, HARDWARE & EQUIPMENT: 8.9%
Cisco Systems, Inc.	39,252,711	1,228,609,854
Corning, Inc.	9,831,700	295,442,585
Hewlett Packard Enterprise Co.(b)	103,083,316	1,710,152,212
HP Inc.	71,435,195	1,248,687,209
Juniper Networks, Inc.	11,497,165	320,540,960
NetApp, Inc.(b)	7,652,331	306,475,857
TE Connectivity, Ltd. (Switzerland)	9,976,475	784,949,053

		5,894,857,730

		11,717,818,691
MATERIALS: 1.0%
Celanese Corp., Series A(b)	7,158,398	679,618,306

TELECOMMUNICATION SERVICES: 1.8%
Sprint Corp.(a)	104,462,856	857,640,048
Zayo Group Holdings, Inc.(a)	9,750,000	301,275,000

		1,158,915,048

TOTAL COMMON STOCKS (Cost $41,702,810,991)		$64,384,179,363

See accompanying Notes to Financial Statements	DODGE & COX STOCK FUND ▪ PAGE 7

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2017

SHORT-TERM INVESTMENTS: 2.5%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
State Street Institutional Treasury Plus Money Market Fund	$66,033,346	$66,033,346

REPURCHASE AGREEMENT: 2.4%
Fixed Income Clearing Corporation(c) 0.60%, dated 6/30/17, due 7/3/17, maturity value $1,594,166,704	1,594,087,000	1,594,087,000

TOTAL SHORT-TERM INVESTMENTS (Cost $1,660,120,346)		$1,660,120,346

TOTAL INVESTMENTS (Cost $43,362,931,337)	99.9%	$66,044,299,709
OTHER ASSETS LESS LIABILITIES	0.1%	91,371,703

NET ASSETS	100.0%	$66,135,671,412

(a)	Non-income producing
(b)	See Note 9 regarding holdings of 5% voting securities
(c)	Repurchase agreement is collateralized by U.S. Treasury Notes 1.50%-2.125%, 11/15/21-4/30/23. Total collateral value is $1,625,974,305.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed — the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
E-mini S&P 500 Index—Long Position	11,647	Sep 2017	$1,409,811,115	$(5,420,299)

PAGE 8 ▪ DODGE & COX STOCK FUND	See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2017
ASSETS:
Investments, at value
Unaffiliated issuers (cost $40,404,334,088)	$60,977,803,884
Affiliated issuers (cost $2,958,597,249)	5,066,495,825

66,044,299,709
Cash held at broker	48,916,242
Receivable for investments sold	70,023,062
Receivable from broker for variation margin	2,853,515
Receivable for Fund shares sold	43,814,725
Dividends and interest receivable	64,596,846
Prepaid expenses and other assets	104,705

66,274,608,804

LIABILITIES:
Payable for investments purchased	68,085,773
Payable for Fund shares redeemed	42,911,344
Management fees payable	27,040,675
Accrued expenses	899,600

138,937,392

NET ASSETS	$66,135,671,412

NET ASSETS CONSIST OF:
Paid in capital	$42,521,487,606
Undistributed net investment income	7,997,157
Undistributed net realized gain	930,238,576
Net unrealized appreciation	22,675,948,073

$66,135,671,412

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	343,224,956
Net asset value per share	$192.69

STATEMENT OF OPERATIONS (unaudited)

Six Months Ended June 30, 2017
INVESTMENT INCOME:
Dividends (net of foreign taxes of $25,431,443)
Unaffiliated issuers	$572,988,155
Affiliated issuers	45,348,714
Interest	2,701,324

621,038,193

EXPENSES:
Management fees	160,897,971
Custody and fund accounting fees	402,452
Transfer agent fees	1,710,999
Professional services	81,993
Shareholder reports	612,474
Registration fees	195,797
Trustees’ fees	130,000
ADR depository services fees	4,024,180
Miscellaneous	557,979

168,613,845

NET INVESTMENT INCOME	452,424,348

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments in unaffiliated issuers	771,966,460
Investments in affiliated issuers	74,364,617
Futures contracts	114,867,062
Net change in unrealized appreciation/depreciation
Investments	2,795,332,975
Futures contracts	9,320,155

Net realized and unrealized gain	3,765,851,269

NET CHANGE IN NET ASSETS FROM OPERATIONS	$4,218,275,617

STATEMENT OF CHANGES IN NET ASSETS (unaudited)

	Six Months Ended June 30, 2017	Year Ended December 31, 2016
OPERATIONS:
Net investment income	$452,424,348	$1,011,975,095
Net realized gain	961,198,139	2,967,136,896
Net change in unrealized appreciation/depreciation	2,804,653,130	7,026,623,876

	4,218,275,617	11,005,735,867

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(451,809,266)	(1,006,582,969)
Net realized gain	(926,622,294)	(2,967,981,956)

Total distributions	(1,378,431,560)	(3,974,564,925)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	5,321,067,392	7,078,053,220
Reinvestment of distributions	1,306,390,530	3,757,250,793
Cost of shares redeemed	(4,932,106,426)	(11,111,123,603)

Net change from Fund share transactions	1,695,351,496	(275,819,590)

Total change in net assets	4,535,195,553	6,755,351,352

NET ASSETS:
Beginning of period	61,600,475,859	54,845,124,507

End of period (including undistributed net investment income of $7,997,157 and $7,382,075, respectively)	$66,135,671,412	$61,600,475,859

SHARE INFORMATION:
Shares sold	27,885,017	42,458,419
Distributions reinvested	6,903,842	21,705,948
Shares redeemed	(25,811,424)	(66,866,904)

Net change in shares outstanding	8,977,434	(2,702,537)

See accompanying Notes to Financial Statements	DODGE & COX STOCK FUND ▪ PAGE 9

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on January 4, 1965, and seeks long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business.

Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Exchange-traded derivatives are generally valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities. All securities held by the Fund are denominated in U.S. dollars.

If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Foreign taxes The Fund may be subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s

PAGE 10 ▪ DODGE & COX STOCK FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in “dividends and interest receivable” on the Statement of Assets and Liabilities.

Futures Contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures contracts are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded on the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded on the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund has maintained long S&P 500 futures contracts to provide equity exposure that approximates the Fund’s “net cash and other” position, which includes cash, short-term investments, receivables, and payables. During the six months ended June 30, 2017, these S&P 500 futures contracts had notional values ranging from 1% to 3% of net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2017:

Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks(b)	$64,384,179,363	$—
Short-term Investments
Money Market Fund	66,033,346	—
Repurchase Agreement	—	1,594,087,000

Total Securities	$64,450,212,709	$1,594,087,000

Other Financial Instruments
Futures Contracts
Depreciation	$(5,420,299)	$—

(a)

There were no transfers between Level 1 and Level 2 during the six months ended June 30, 2017. There were no Level 3 securities at June 30, 2017 and December 31, 2016, and there were no transfers to Level 3 during the period.

(b)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 0.75% of the average daily net assets for the year.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character.

DODGE & COX STOCK FUND ▪ PAGE 11

NOTES TO FINANCIAL STATEMENTS (unaudited)

Book to tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), certain dividends, and futures contracts. At June 30, 2017, the cost of investments for federal income tax purposes was $43,408,498,879.

Distributions during the periods noted below were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
Ordinary income	$499,423,605		$1,056,249,886
	($1.471 per share	)	($3.183 per share	)
Long-term capital gain	$879,007,955		$2,918,315,039
	($2.603 per share	)	($8.899 per share	)

At June 30, 2017, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$24,274,482,776
Unrealized depreciation	(1,638,681,946)

Net unrealized appreciation	22,635,800,830
Undistributed ordinary income	92,385,160
Undistributed long-term capital gain	885,997,816

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2017, the Fund’s commitment fee amounted to $213,688 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2017, purchases and sales of securities, other than short-term securities, aggregated $3,495,289,450 and $2,538,000,360, respectively.

NOTE 7—NEW ACCOUNTING GUIDANCE

In October 2016, the SEC issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements for fiscal periods ending on or after August 1, 2017. Management is currently assessing the impact of this rule to the Fund’s financial statements and other filings and does not expect any impact to the Fund’s net assets or results of operations.

NOTE 8—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2017, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 12 ▪ DODGE & COX STOCK FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 9—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the six months ended June 30, 2017. Purchase and sale transactions and dividend income earned during the period on these securities were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividend Income(a)		Value at End of Period
Alnylam Pharmaceuticals, Inc.	5,430,735	70,000	—	5,500,735	$—	(b)	$438,738,624
Capital One Financial Corp.	27,167,711	—	(80,000)	27,087,711	21,702,169		2,237,986,683
Celanese Corp., Series A	7,779,698	—	(621,300)	7,158,398	6,379,352		679,618,306
Hewlett Packard Enterprise Co.	93,402,495	9,680,821	—	103,083,316	12,888,578		1,710,152,212
NetApp, Inc.	14,368,331	—	(6,716,000)	7,652,331	4,378,615		—	(c)

					$45,348,714		$5,066,495,825

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at period end

FINANCIAL HIGHLIGHTS (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2017		2016	2015	2014	2013	2012

Net asset value, beginning of period	$184.30		$162.77	$180.94	$168.87	$121.90	$101.64
Income from investment operations:
Net investment income	1.33		3.05	2.42	2.83	2.11	1.98
Net realized and unrealized gain (loss)	11.13		30.56	(10.55)	14.60	46.97	20.26

Total from investment operations	12.46		33.61	(8.13)	17.43	49.08	22.24

Distributions to shareholders from:
Net investment income	(1.33)		(3.03)	(2.46)	(2.80)	(2.11)	(1.98)
Net realized gain	(2.74)		(9.05)	(7.58)	(2.56)	—	—

Total distributions	(4.07)		(12.08)	(10.04)	(5.36)	(2.11)	(1.98)

Net asset value, end of period	$192.69		$184.30	$162.77	$180.94	$168.87	$121.90

Total return	6.81%		21.27%	(4.47)%	10.43%	40.55%	22.01%
Ratios/supplemental data:
Net assets, end of period (millions)	$66,136		$61,600	$54,845	$60,260	$54,848	$39,841
Ratios of expenses to average net assets	0.52	%(a)	0.52%	0.52%	0.52%	0.52%	0.52%
Ratios of net investment income to average net assets	1.41	%(a)	1.83%	1.36%	1.62%	1.45%	1.72%
Portfolio turnover rate	4%		16%	15%	17%	15%	11%
(a)	Annualized

See accompanying Notes to Financial Statements

DODGE & COX STOCK FUND ▪ PAGE 13

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-551-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

PAGE 14 ▪ DODGE & COX STOCK FUND

TRUSTEES AND EXECUTIVE OFFICERS

Charles F. Pohl, Chairman and Trustee

Chairman, Dodge & Cox

Dana M. Emery, President and Trustee

Chief Executive Officer and President, Dodge & Cox

Thomas A. Larsen, Independent Trustee

Senior Counsel, Arnold & Porter Kaye Scholer LLP

Ann Mather, Independent Trustee

Former Executive Vice President, Chief Financial Officer, and Company Secretary, Pixar Animation Studios

Robert B. Morris III, Independent Trustee

Former Partner and Managing Director - Global Investment Research, Goldman Sachs; former Advisory Director, The Presidio Group

Gary Roughead, Independent Trustee

Robert and Marion Oster Distinguished Fellow, Hoover Institution, and former U.S. Navy Chief of Naval Operations

Mark E. Smith, Independent Trustee

Former Executive Vice President and Managing Director - Fixed Income, Loomis Sayles & Company, L.P.

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; and former Under Secretary for International Affairs, United States Treasury

Diana S. Strandberg, Senior Vice President

Senior Vice President and Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President and Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Executive Vice President, Secretary, and Senior Counsel, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Vice President and Chief Compliance Officer, Dodge & Cox

Roberta R.W. Kameda, Assistant Secretary

Vice President and General Counsel, Dodge & Cox

William W. Strickland, Assistant Secretary and Assistant Treasurer

Vice President and Chief Operating Officer, Dodge & Cox

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.

DODGE & COX STOCK FUND ▪ PAGE 15

Stock Fund

dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2017, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

DODGE & COX FUNDS®

2017

Semi-Annual Report

June 30, 2017

Global Stock Fund

ESTABLISHED 2008

TICKER:  DODWX

6/17 GSF SAR       Printed on recycled paper

TO OUR SHAREHOLDERS

The Dodge & Cox Global Stock Fund had a total return of 10.9% for the six months ended June 30, 2017, compared to a return of 10.7% for the MSCI World Index.

MARKET COMMENTARY

Global equity markets had the strongest first half in years with 26 of the world’s top 30 stock markets rising. Every sector save Energy posted gains in both the MSCI World, the benchmark for developed markets including the United States, and the MSCI Emerging Markets Index. Within this context, emerging markets outperformed their peers in developed markets, rising 18% in U.S. dollars compared to 11% for the MSCI World. This served the Fund well because it has substantial exposure to the developing world: 17% of its net assets are invested in companies domiciled in emerging market countries.(a)

U.S. equity markets also continued to climb during the first half of 2017: the S&P 500 reached an all-time high in mid-June and ended the period up 9%, marking its strongest first half since 2013. Information Technology was the best-performing sector of the S&P 500, and Energy was the worst-performing sector amid lower oil prices. Solid corporate earnings growth, combined with expectations of an improving economy, boosted U.S. equity returns and propelled valuations further above longer-term averages.

Though international equity markets outperformed the United States through the first half of 2017, international equities have underperformed U.S. equities on a three-, five-, and ten-year basis. Robust U.S. earnings growth, a strong U.S. dollar, and price-to-earnings multiple expansion are the key reasons for this performance differential. Today, international equity valuations are less expensive than U.S. valuations. Overall, global equity valuations remain reasonable: as of June 30, the MSCI World traded at 16.5 times forward earnings, close to its 20-year average.

INVESTMENT STRATEGY

As a value-oriented manager, we weigh valuation and fundamentals in assessing long-term investment opportunity. In some cases, a company’s valuation may overly discount concerns regarding earnings and cash flow prospects. In other cases, the valuation may not give proper credit to a robust fundamental outlook. Examples include Anadarko Petroleum, Medtronic, and the Fund’s four Chinese internet holdings, which are discussed below.(b) Their valuations are reasonable yet do not reflect each company’s long-term growth potential and strong market position.

Energy

Oil prices dropped 16% over the past six months, weighing heavily on the outlook for profitability and growth in the Energy sector. While the short-term direction of oil prices is difficult to forecast, we believe the long-term fundamentals of supply and demand point to higher prices. The current demand for oil, which is about 98 million barrels a day, continues to grow about one percent per year, driven by growing transportation demand in the developing world. Oil fields deplete as the resource is extracted, reducing the global production base about two to three percent per year, so continuing investment is required to meet current demand and to prepare for future demand growth. We anticipate that 15 to 20 million barrels per day of additional production will be needed over the next five years to meet demand if these trends continue. However, upstream capital investment has declined to a 10-year low, fewer new projects are being approved, and North American unconventional resources (including shale) are unlikely to grow enough to bridge this eventual gap.

Amid depressed valuations for energy companies, we recently added to selected holdings, including Suncor Energy (a Canadian company with best-in-class management that has a large, low-cost, and long-lived resource basin in the Canadian oil sands) and Anadarko Petroleum, among other holdings.

Anadarko Petroleum

Anadarko Petroleum (a 1.1% position) is an independent oil and gas exploration and production (E&P) company, one of two held in the Fund. The company’s stock price has been negatively impacted in 2017 by a gas leak that caused a fatal explosion. While tragic, this incident did not materially impact our long-term investment outlook for the company. Recent meetings with company management affirmed our belief that Anadarko remains an attractive investment over our three- to five-year investment horizon.

As a leading global explorer with strong operational capabilities, Anadarko has a record of success in generating high returns on capital over energy price cycles. In the coming years, we believe the key differentiators for E&Ps will be a company’s asset quality and its ability to develop those assets, particularly large-scale unconventional resources. Anadarko is well positioned to manage these challenges. For example, in the DJ Basin in Colorado, Anadarko systematically developed all of the needed infrastructure to execute its plan, which allowed the company to achieve growth targets at competitive costs; Anadarko is now applying the same approach of systematic field and infrastructure development to the Permian Basin.

The company’s conservative management team has an excellent track record of disciplined capital allocation. In addition, Anadarko continues to invest substantially in exploration, which it sees as the means to create upside opportunity for the company. This focus on exploration differentiates Anadarko from its peers and will likely create value across business cycles. After considering the company’s risks, opportunities, and valuation, we added to Anadarko during the first half of 2017.

Health Care

We continue to find attractive investment opportunities within the Health Care sector. For example, we recently added to Bristol-Myers Squibb (a U.S. biopharmaceutical company) and Novartis (a Swiss-domiciled global pharmaceutical company), and also initiated a position in Medtronic, which is discussed below.

PAGE 2 ▪ DODGE & COX GLOBAL STOCK FUND

Medtronic

Based in Ireland, Medtronic is a global leader in medical technology that serves physicians, hospitals, and patients in approximately 160 countries worldwide. The company has a highly diversified product portfolio and dominant market positions across its four business segments of cardiac and vascular, minimally invasive therapies, restorative therapies, and diabetes. Medtronic benefits from stable demand drivers, including an aging population, rising disease incidence, increased emerging market penetration, and technological advances. As one of the largest investors in research and development (R&D) in the Health Care Equipment sub-industry, Medtronic is committed to defending current businesses and driving growth through innovation.

We view Medtronic’s management as an asset—they plan to give shareholders roughly 100% of free cash flow generated this year and 50% thereafter and also are exploring unique models that incorporate services and outcomes (e.g., catheterization laboratory management, diabetes clinics). While company profit margins are high, we believe they are sustainable and could even improve due to new product launches and synergies associated with Medtronic’s acquisition of Covidien, a global leader in surgical instruments. We started a position in Medtronic early in 2017 because we believe its valuation, at 18 times forward earnings, is reasonable given the company’s asset quality and long-term growth opportunities. On June 30, Medtronic was a 1.0% position in the Fund.

Chinese Internet Holdings

On a bottom-up basis, we have invested in four Chinese internet companies—58.com, Tencent (through Naspers), JD.com, and Baidu—comprising 5.3% of the Fund compared to 0% in the MSCI World and 1.1% in the MSCI All Country World Index. Each is a market leader, run by an owner-operator with significant wealth invested in the company. Thus, we think there is alignment with the interests of long-term owners like ourselves. These companies are reasonably valued in light of their excellent growth prospects. We believe the market for internet services in China is particularly attractive due to high economic growth, increasing internet penetration, and the potential to leapfrog traditional technologies (e.g., online versus brick-and-mortar retail, mobile versus landline, digital versus print advertising).

We recently started a position in 58.com, China’s dominant online classifieds marketplace. The company has leading positions in a number of attractive online domains (e.g., job listings, yellow pages), significant margin expansion potential, growth opportunities from new initiatives, and a focused owner/operator management team.

The Fund owns Tencent, a leading provider of internet value-added services in China, through Naspers, one of the largest holdings in the Fund. Naspers’ 34% ownership stake in Tencent is worth more than Naspers’ market cap. The core of Tencent’s value proposition is its enormous, extremely sticky, and highly engaged user base (e.g., 861 million active instant messenger accounts, 938 million WeChat mobile app users). More than 50% of all mobile internet user time in China is spent on Tencent’s apps.

Tencent has dominant positions in online and mobile gaming, social networking, and digital content distribution and is achieving growing importance in online advertising, payments, and cloud computing. The company operates in a strong ecosystem built on e-commerce, online-to-offline, and other verticals. Tencent has an innovative, product-driven, and commercially oriented culture, led by an owner-operator founder and a management team with an exceptional execution track record.

JD.com is the largest online retailer and the second largest e-commerce platform in China, known for the authenticity of its products and the quality of its service. The company benefits from attractive growth within the business-to-consumer segment of China’s e-commerce market and is gaining share from its competitors. We believe that online retail in China not only has the potential to grow much faster than in the United States but could also become a much larger portion of total retail sales. China’s strong economic growth and transition from an industrial-led to a consumer-led economy point to higher retail growth prospects. The fact that brick-and-mortar retail is less developed in China raises the possibility that consumers in China may jump straight to online retail.

Baidu—the dominant search engine in China, with over 70% search traffic and over 80% revenue share—has a profitable business model that allows the company to invest in R&D to retain its leading edge. Since search is typically a “winner-take-all” market, Baidu enjoys significant barriers to entry.

While these four companies share many characteristics, we note that their stock price movements reflect their individual company risks and opportunities more than a single industry risk exposure.

IN CLOSING

Global equity valuations remain reasonable, and we continue to see numerous investment opportunities in both developed and emerging markets. However, we have adopted a tempered outlook for future returns given recent strong performance. As an active manager with a value-oriented approach, we remain optimistic about the long-term prospects for the Fund’s holdings.

We want to express gratitude to the Fund’s shareholders for taking the long view and having confidence in Dodge & Cox. Our strategy requires patience and persistence, and we thank you for yours. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

July 31, 2017

(a)	Unless otherwise specified, all weightings and characteristics are as of June 30, 2017.
(b)	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 3

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund outperformed the MSCI World by 0.3 percentage points year to date.

Key Contributors to Relative Results

▪

The Fund’s holdings in the Consumer Discretionary sector (up 17% compared to up 11% for the MSCI World sector) contributed significantly to results. JD.com (up 54%) and Naspers (up 32%) were strong performers.

▪

Relative returns in the Health Care sector (up 19% compared to up 16% for the MSCI World sector), combined with a higher average weighting (18% versus 12%), aided performance. Alnylam Pharmaceuticals (up 113%) and Sanofi (up 20%) were notable contributors.

▪	Strong returns from the Fund’s holdings in emerging markets (up 23%) had a positive impact, including Samsung Electronics (up 38%), ICICI Bank (up 32%), and some already listed above.
▪	Additional contributors included Millicom International Cellular (up 43%), UniCredit (up 30%), and Standard Chartered (up 23%).

Key Detractors from Relative Results

▪	The Fund’s holdings in the Energy sector (down 22% compared to down 10% for the MSCI World sector) had a negative impact. Anadarko Petroleum (down 35%) and Apache (down 24%) were notable detractors.
▪	Relative returns from holdings in the Information Technology sector (up 14% compared to up 18% for the MSCI World sector) also detracted from results. Hewlett Packard Enterprise (down 4%) lagged.
▪	Additional detractors included Express Scripts (down 7%), Goldman Sachs (down 7%), and Barclays (down 4%).

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 85 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Global Equity Investment Committee, which is the decision-making body for the Global Stock Fund, is an eight-member committee with an average tenure at Dodge & Cox of 22 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 4 ▪ DODGE & COX GLOBAL STOCK FUND

GROWTH OF $10,000 SINCE INCEPTION

FOR AN INVESTMENT MADE ON MAY 1, 2008

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2017

	1 Year	3 Years	5 Years	Since Inception (5/1/08)
Dodge & Cox Global Stock Fund	30.50%	5.52%	14.13%	5.70%
MSCI World Index	18.20	5.24	11.38	4.85

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI World Index is a broad-based, unmanaged equity market index aggregated from 23 developed market country indices, including the United States. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

MSCI World is a service mark of MSCI Barra.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2017	Beginning Account Value 1/1/2017	Ending Account Value 6/30/2017	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,109.20	$3.30
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.66	3.17
*	Expenses are equal to the Fund’s annualized expense ratio of 0.63%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 5

FUND INFORMATION (unaudited)	June 30, 2017

GENERAL INFORMATION
Net Asset Value Per Share	$13.21
Total Net Assets (billions)	$8.7
Expense Ratio	0.63%
Portfolio Turnover Rate (1/1/17 to 6/30/17, unannualized)	8%
30-Day SEC Yield(a)	1.05%
Number of Companies	88
Fund Inception	2008
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Global Equity Investment Committee, whose eight members’ average tenure at Dodge & Cox is 22 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI World
Median Market Capitalization (billions)	$40	$12
Weighted Average Market Capitalization (billions)	$100	$110
Price-to-Earnings Ratio(b)	14.9x	16.5x
Countries Represented	22	23
Emerging Markets (Brazil, China, India, Mexico, Russia, South Africa, South Korea, Thailand, Turkey)	17.1%	0.0%

TEN LARGEST HOLDINGS (%)(c)	Fund
Novartis AG (Switzerland)	2.9
Sanofi (France)	2.7
Naspers, Ltd. (South Africa)	2.7
Alphabet, Inc. (United States)	2.5
Samsung Electronics Co., Ltd. (South Korea)	2.3
ICICI Bank, Ltd. (India)	2.2
Bank of America Corp. (United States)	2.2
Hewlett Packard Enterprise Co. (United States)	1.9
Express Scripts Holding Co. (United States)	1.9
Charles Schwab Corp. (United States)	1.8

ASSET ALLOCATION

REGION DIVERSIFICATION (%)(e)	Fund	MSCI World
United States	44.0	59.3
Europe (excluding United Kingdom)	22.9	17.2
Pacific (excluding Japan)	9.1	4.5
United Kingdom	7.8	6.6
Latin America	4.1	0.0
Africa	3.7	0.0
Japan	1.2	8.7
Canada	1.0	3.5
Middle East	0.0	0.2

SECTOR DIVERSIFICATION (%)	Fund	MSCI World
Financials	24.2	18.0
Consumer Discretionary	18.8	12.3
Health Care	18.4	12.6
Information Technology	13.8	15.6
Energy	5.2	6.0
Industrials	4.7	11.5
Telecommunication Services	3.1	3.0
Materials	3.0	4.9
Consumer Staples	1.8	9.7
Real Estate	0.8	3.2
Utilities	0.0	3.2

(a)	SEC Yield is an annualization of the Fund’s net investment income for the trailing 30-day period. Dividends paid by the Fund may be higher or lower than implied by the SEC Yield.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates from third-party sources.
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(d)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.
(e)

The Fund may classify a company in a different category than the MSCI World. The Fund generally classifies a company based on its country of incorporation, but may designate a different country in certain circumstances.

PAGE 6 ▪ DODGE & COX GLOBAL STOCK FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2017

COMMON STOCKS: 90.0%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 18.8%
AUTOMOBILES & COMPONENTS: 2.4%
Bayerische Motoren Werke AG (Germany)	623,700	$57,900,519
Honda Motor Co., Ltd. (Japan)	2,745,800	74,800,010
Mahindra & Mahindra, Ltd. (India)	1,783,705	37,391,921
Yamaha Motor Co., Ltd. (Japan)	1,315,100	33,884,506

		203,976,956
CONSUMER DURABLES & APPAREL: 0.4%
Coach, Inc. (United States)	779,700	36,910,998

MEDIA: 11.8%
Altice NV, Series A(a) (Netherlands)	3,514,444	81,083,225
Charter Communications, Inc., Class A(a) (United States)	434,797	146,461,369
Comcast Corp., Class A (United States)	2,064,700	80,358,124
DISH Network Corp., Class A(a) (United States)	1,066,600	66,939,816
Grupo Televisa SAB ADR (Mexico)	4,469,900	108,931,463
Liberty Global PLC LiLAC, Series A(a) (United Kingdom)	767,200	16,701,944
Liberty Global PLC LiLAC, Series C(a) (United Kingdom)	788,562	16,883,112
Liberty Global PLC, Series C(a) (United Kingdom)	3,822,100	119,173,078
Naspers, Ltd. (South Africa)	1,201,400	233,713,969
Television Broadcasts, Ltd. (Hong Kong)	2,509,500	9,449,859
Time Warner, Inc. (United States)	733,666	73,667,403
Twenty-First Century Fox, Inc., Class A (United States)	2,623,600	74,352,824

		1,027,716,186
RETAILING: 4.2%
JD.com, Inc. ADR(a) (Cayman Islands/China)	3,274,200	128,414,124
Liberty Interactive Corp. QVC Group, Series A(a) (United States)	1,357,516	33,313,443
Target Corp. (United States)	1,435,800	75,077,982
The Priceline Group, Inc.(a) (United States)	66,600	124,576,632

		361,382,181

		1,629,986,321
CONSUMER STAPLES: 1.8%
FOOD & STAPLES RETAILING: 1.6%
Magnit PJSC (Russia)	513,600	79,920,427
Wal-Mart Stores, Inc. (United States)	794,100	60,097,488

		140,017,915
FOOD, BEVERAGE & TOBACCO: 0.2%
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	2,609,385	16,197,180

		156,215,095
ENERGY: 4.6%
Anadarko Petroleum Corp. (United States)	2,029,400	92,012,996
Apache Corp. (United States)	1,393,032	66,768,024
National Oilwell Varco, Inc. (United States)	1,598,700	52,661,178
Saipem SPA(a) (Italy)	5,874,230	21,697,714
Schlumberger, Ltd. (Curacao/United States)	1,033,900	68,071,976
Suncor Energy, Inc. (Canada)	2,950,500	86,154,600
Weatherford International PLC(a) (Ireland)	4,434,175	17,160,257

		404,526,745
FINANCIALS: 22.5%
BANKS: 12.7%
Banco Santander SA (Spain)	7,044,028	46,598,576
Bank of America Corp. (United States)	7,943,000	192,697,180
Barclays PLC (United Kingdom)	57,182,900	151,003,837
BNP Paribas SA (France)	1,306,700	94,113,705
ICICI Bank, Ltd. (India)	43,078,437	193,273,975
Kasikornbank PCL- Foreign (Thailand)	9,540,600	56,030,312

	SHARES	VALUE
Standard Chartered PLC(a) (United Kingdom)	12,954,877	$131,137,539
UniCredit SPA(a) (Italy)	5,468,531	102,120,152
Wells Fargo & Co. (United States)	2,405,373	133,281,718

		1,100,256,994
DIVERSIFIED FINANCIALS: 7.9%
American Express Co. (United States)	1,131,000	95,275,440
Bank of New York Mellon Corp. (United States)	1,367,200	69,754,544
Capital One Financial Corp. (United States)	1,492,600	123,318,612
Charles Schwab Corp. (United States)	3,737,400	160,558,704
Credit Suisse Group AG (Switzerland)	5,622,799	81,272,285
Goldman Sachs Group, Inc. (United States)	696,300	154,508,970

		684,688,555
INSURANCE: 1.9%
AEGON NV (Netherlands)	10,916,511	55,745,721
Aviva PLC (United Kingdom)	15,984,820	109,510,166

		165,255,887

		1,950,201,436
HEALTH CARE: 18.4%
HEALTH CARE EQUIPMENT & SERVICES: 5.9%
Cigna Corp. (United States)	811,100	135,770,029
Express Scripts Holding Co.(a) (United States)	2,568,800	163,992,192
Medtronic PLC (Ireland)	961,700	85,350,875
UnitedHealth Group, Inc. (United States)	683,900	126,808,738

		511,921,834
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 12.5%
Alnylam Pharmaceuticals, Inc.(a) (United States)	832,800	66,424,128
AstraZeneca PLC (United Kingdom)	1,975,100	132,096,247
Bayer AG (Germany)	724,720	93,700,021
Bristol-Myers Squibb Co. (United States)	1,700,800	94,768,576
Eli Lilly and Co. (United States)	822,400	67,683,520
Merck & Co., Inc. (United States)	511,000	32,749,990
Novartis AG (Switzerland)	2,541,600	211,512,859
Novartis AG ADR (Switzerland)	465,900	38,888,673
Roche Holding AG (Switzerland)	453,600	115,516,863
Sanofi (France)	2,480,562	237,306,575

		1,090,647,452

		1,602,569,286
INDUSTRIALS: 4.7%
CAPITAL GOODS: 2.9%
Johnson Controls International PLC (Ireland)	2,857,342	123,894,349
Schneider Electric SA (France)	1,672,178	128,477,462

		252,371,811
TRANSPORTATION: 1.8%
FedEx Corp. (United States)	386,800	84,063,244
Union Pacific Corp. (United States)	625,800	68,155,878

		152,219,122

		404,590,933
INFORMATION TECHNOLOGY: 12.3%
SOFTWARE & SERVICES: 6.6%
58.com, Inc. ADR(a) (Cayman Islands/China)	166,566	7,347,226
Alphabet, Inc., Class C(a) (United States)	240,799	218,821,275
Baidu, Inc. ADR(a) (Cayman Islands/China)	515,600	92,220,216
Dell Technologies, Inc., Class V(a) (United States)	1,252,416	76,535,142
DXC Technology Co. (United States)	752,008	57,694,054
Microsoft Corp. (United States)	1,459,000	100,568,870
VMware, Inc.(a) (United States)	178,396	15,597,162

		568,783,945

See accompanying Notes to Consolidated Financial Statements	DODGE & COX GLOBAL STOCK FUND ▪ PAGE 7

CONSOLIDATED PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2017

COMMON STOCKS (continued)

	SHARES	VALUE
TECHNOLOGY, HARDWARE & EQUIPMENT: 5.7%
Cisco Systems, Inc. (United States)	3,162,800	$98,995,640
Hewlett Packard Enterprise Co. (United States)	10,120,300	167,895,777
HP Inc. (United States)	4,347,500	75,994,300
Juniper Networks, Inc. (United States)	727,768	20,290,172
Samsung Electronics Co., Ltd. (South Korea)	33,417	69,424,646
TE Connectivity, Ltd. (Switzerland)	823,815	64,817,764

		497,418,299

		1,066,202,244
MATERIALS: 3.0%
Celanese Corp., Series A (United States)	574,000	54,495,560
Cemex SAB de CV ADR (Mexico)	4,570,101	43,050,352
LafargeHolcim, Ltd. (Switzerland)	1,219,620	69,827,029
Linde AG (Germany)	500,910	94,856,532

		262,229,473
REAL ESTATE: 0.8%
Hang Lung Group, Ltd. (Hong Kong)	16,627,400	68,788,788

TELECOMMUNICATION SERVICES: 3.1%
Millicom International Cellular SA SDR (Luxembourg)	1,148,400	67,829,577
MTN Group, Ltd. (South Africa)	9,729,600	84,857,433
Sprint Corp.(a) (United States)	9,740,400	79,968,684
Zayo Group Holdings, Inc.(a) (United States)	1,188,900	36,737,010

		269,392,704

TOTAL COMMON STOCKS (Cost $6,129,088,535)		$7,814,703,025

PREFERRED STOCKS: 3.8%
ENERGY: 0.6%
Petroleo Brasileiro SA(a) (Brazil)	15,153,206	56,580,385

FINANCIALS: 1.7%
BANKS: 1.7%
Itau Unibanco Holding SA (Brazil)	13,148,729	145,858,852

INFORMATION TECHNOLOGY: 1.5%
TECHNOLOGY, HARDWARE & EQUIPMENT: 1.5%
Samsung Electronics Co., Ltd. (South Korea)	80,814	131,517,431

TOTAL PREFERRED STOCKS (Cost $197,639,567)		$333,956,668

SHORT-TERM INVESTMENTS: 2.3%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
State Street Institutional Treasury Plus Money Market Fund	$8,361,164	$8,361,164

REPURCHASE AGREEMENT: 2.2%
Fixed Income Clearing Corporation(b) 0.60%, dated 6/30/17, due 7/3/17, maturity value $192,161,608	192,152,000	192,152,000

TOTAL SHORT-TERM INVESTMENTS (Cost $200,513,164)		$200,513,164

TOTAL INVESTMENTS (Cost $6,527,241,266)	96.1%	$8,349,172,857
OTHER ASSETS LESS LIABILITIES	3.9%	333,474,001

NET ASSETS	100.0%	$8,682,646,858

(a)	Non-income producing
(b)	Repurchase agreement is collateralized by U.S. Treasury Note 1.375%, 6/30/23. Total collateral value is $195,996,139.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed — the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

SDR: Swedish Depository Receipt

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
E-mini S&P 500 Index—Long Position	1,390	Sep 2017	$168,252,550	$(660,746)

CURRENCY FORWARD CONTRACTS

		Contract Amount
Counterparty	Settle Date	Receive U.S. Dollar	Deliver Foreign Currency	Unrealized Appreciation/ (Depreciation)
Contracts to sell CHF:
Citibank	7/12/17	14,952,699	14,999,950	$(697,027)
Citibank	7/12/17	44,897,235	45,000,050	(2,052,153)
Bank of America	7/26/17	3,788,395	3,750,000	(127,459)
Goldman Sachs	7/26/17	3,787,056	3,750,000	(128,798)
HSBC	7/26/17	3,787,075	3,750,000	(128,779)
HSBC	7/26/17	3,785,218	3,750,000	(130,637)
UBS	8/16/17	6,764,943	6,700,000	(240,544)
UBS	8/16/17	6,653,897	6,600,000	(247,032)
UBS	8/16/17	6,754,713	6,700,000	(250,774)
Contracts to sell CNH:
Bank of America	8/2/17	19,632,876	136,664,450	(481,140)
Bank of America	8/2/17	3,554,252	24,754,656	(89,091)
Credit Suisse	8/2/17	7,805,207	54,351,560	(194,153)
Credit Suisse	8/2/17	8,258,233	57,558,234	(213,079)
Bank of America	8/9/17	7,113,544	49,581,400	(180,060)
Credit Suisse	8/9/17	7,108,444	49,581,400	(185,159)
Credit Suisse	8/9/17	7,109,973	49,581,400	(183,630)
Goldman Sachs	8/9/17	7,115,586	49,581,400	(178,018)
Goldman Sachs	8/9/17	7,598,787	52,886,800	(181,052)
Goldman Sachs	8/9/17	3,796,612	26,443,400	(93,308)
Bank of America	8/16/17	2,214,480	15,399,496	(49,700)
Credit Suisse	8/16/17	5,687,444	39,520,912	(123,295)
Credit Suisse	8/16/17	2,843,722	19,760,456	(61,648)
JPMorgan	8/16/17	7,773,511	54,088,800	(179,137)
JPMorgan	8/16/17	11,368,630	79,041,824	(252,848)
JPMorgan	8/16/17	5,679,516	39,520,912	(131,223)
HSBC	10/25/17	39,491,635	275,000,000	(752,433)
Citibank	1/10/18	3,413,621	24,139,420	(100,131)
HSBC	1/10/18	6,824,925	48,278,840	(202,577)
HSBC	1/10/18	3,413,862	24,139,420	(99,889)
JPMorgan	1/10/18	3,413,380	24,139,420	(100,372)
JPMorgan	1/10/18	3,414,345	24,139,420	(99,406)
JPMorgan	1/10/18	3,414,104	24,139,420	(99,648)
JPMorgan	1/10/18	3,414,828	24,139,420	(98,923)
JPMorgan	1/10/18	3,414,828	24,139,420	(98,923)
JPMorgan	1/10/18	3,413,862	24,139,420	(99,889)
Citibank	1/24/18	7,252,384	51,336,000	(213,016)
Citibank	1/24/18	6,771,705	47,896,266	(193,482)
Citibank	1/24/18	6,775,536	47,896,267	(189,650)
JPMorgan	1/24/18	19,020,716	134,600,100	(553,142)
JPMorgan	1/24/18	3,626,192	25,668,000	(106,508)
JPMorgan	1/24/18	3,626,192	25,668,000	(106,508)

PAGE 8 ▪ DODGE & COX GLOBAL STOCK FUND	See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2017

CURRENCY FORWARD CONTRACTS (continued)

		Contract Amount
Counterparty	Settle Date	Receive U.S. Dollar	Deliver Foreign Currency	Unrealized Appreciation/ (Depreciation)
JPMorgan	1/24/18	6,769,790	47,896,267	$(195,396)
Citibank	1/31/18	5,989,021	42,411,810	(175,672)
JPMorgan	1/31/18	30,644,004	216,576,500	(836,086)
JPMorgan	1/31/18	11,638,937	82,312,890	(325,506)
JPMorgan	1/31/18	7,722,920	54,635,800	(218,569)
Citibank	2/7/18	6,024,463	42,598,975	(164,494)
Citibank	2/7/18	2,509,838	17,749,575	(68,894)
Citibank	2/7/18	2,517,670	17,749,575	(61,062)
Citibank	2/7/18	6,038,981	42,598,975	(149,976)
Citibank	2/7/18	6,042,408	42,598,975	(146,549)
Citibank	2/7/18	2,516,243	17,749,575	(62,490)
Citibank	2/7/18	2,510,193	17,749,575	(68,539)
Citibank	2/7/18	6,023,611	42,598,975	(165,346)
Bank of America	5/16/18	3,529,328	24,959,408	(73,234)
Bank of America	5/16/18	3,530,876	24,959,407	(71,686)
Goldman Sachs	5/16/18	3,545,017	25,061,497	(72,280)
Goldman Sachs	5/16/18	3,536,275	25,005,000	(72,867)
Goldman Sachs	5/16/18	3,530,046	24,955,663	(71,975)
Goldman Sachs	5/16/18	3,544,717	25,059,025	(72,223)
Bank of America	6/13/18	45,881,425	320,000,000	(222,099)
Bank of America	6/13/18	10,716,582	75,000,000	(88,931)
Bank of America	6/13/18	10,714,286	75,000,000	(91,228)
Contracts to sell EUR:
UBS	8/16/17	28,602,889	25,937,500	(1,085,427)
UBS	8/16/17	5,857,361	5,312,500	(223,379)
Goldman Sachs	9/13/17	1,554,603	1,375,000	(21,561)
Goldman Sachs	9/13/17	1,554,603	1,375,000	(21,561)
Goldman Sachs	9/13/17	2,685,223	2,375,000	(37,243)
Goldman Sachs	9/13/17	2,685,223	2,375,000	(37,243)
Goldman Sachs	9/13/17	2,685,698	2,375,000	(36,768)
Goldman Sachs	9/13/17	1,554,878	1,375,000	(21,286)
Goldman Sachs	9/13/17	1,554,878	1,375,000	(21,286)
Goldman Sachs	9/13/17	2,685,698	2,375,000	(36,768)
Goldman Sachs	9/13/17	2,685,698	2,375,000	(36,768)
Goldman Sachs	9/13/17	2,685,698	2,375,000	(36,768)
Goldman Sachs	9/13/17	1,554,878	1,375,000	(21,286)
Goldman Sachs	9/13/17	1,554,878	1,375,000	(21,286)
Goldman Sachs	9/13/17	1,555,022	1,375,000	(21,142)
Goldman Sachs	9/13/17	2,685,947	2,375,000	(36,518)
Goldman Sachs	9/13/17	1,554,609	1,375,000	(21,555)
Goldman Sachs	9/13/17	2,685,234	2,375,000	(37,231)

				$(15,144,419)

See accompanying Notes to Consolidated Financial Statements	DODGE & COX GLOBAL STOCK FUND ▪ PAGE 9

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2017
ASSETS:
Investments, at value (cost $6,527,241,266)	$8,349,172,857
Cash	100
Cash denominated in foreign currency (cost $382)	375
Cash held at broker	5,837,880
Collateral receivable on currency forward contracts	5,200,000
Receivable for investments sold	294,888
Receivable from broker for variation margin	340,550
Receivable for Fund shares sold	338,280,556
Dividends and interest receivable	14,298,098
Prepaid expenses and other assets	16,781

8,713,442,085

LIABILITIES:
Unrealized depreciation on currency forward contracts	15,144,419
Payable for investments purchased	10,184,646
Payable for Fund shares redeemed	875,039
Management fees payable	4,132,710
Accrued expenses	458,413

30,795,227

NET ASSETS	$8,682,646,858

NET ASSETS CONSIST OF:
Paid in capital	$6,697,571,511
Undistributed net investment income	65,180,198
Undistributed net realized gain	113,588,133
Net unrealized appreciation	1,806,307,016

$8,682,646,858

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	657,498,850
Net asset value per share	$13.21

CONSOLIDATED STATEMENT OF OPERATIONS (unaudited)

Six Months Ended June 30, 2017
INVESTMENT INCOME:
Dividends (net of foreign taxes of $6,820,359)	$87,851,250
Interest	407,734

88,258,984

EXPENSES:
Management fees	23,340,075
Custody and fund accounting fees	368,450
Transfer agent fees	211,267
Professional services	111,818
Shareholder reports	30,956
Registration fees	238,521
Trustees’ fees	130,000
ADR depository services fees	55,123
Miscellaneous	70,903

24,557,113

NET INVESTMENT INCOME	63,701,871

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments	36,742,584
Futures contracts	13,847,714
Currency forward contracts	7,275,537
Foreign currency transactions	(82,033)
Net change in unrealized appreciation/depreciation
Investments	702,257,762
Futures contracts	344,770
Currency forward contracts	(40,412,208)
Foreign currency translation	559,643

Net realized and unrealized gain	720,533,769

NET CHANGE IN NET ASSETS FROM OPERATIONS	$784,235,640

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (unaudited)

	Six Months Ended June 30, 2017	Year Ended December 31, 2016
OPERATIONS:
Net investment income	$63,701,871	$82,670,067
Net realized gain	57,783,802	120,320,077
Net change in unrealized appreciation/depreciation	662,749,967	830,600,421

	784,235,640	1,033,590,565

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(81,276,853)
Net realized gain	—	(116,688,671)

Total distributions	—	(197,965,524)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	1,511,660,056	1,117,120,169
Reinvestment of distributions	—	192,513,037
Cost of shares redeemed	(714,477,475)	(751,808,292)

Net change from Fund share transactions	797,182,581	557,824,914

Total change in net assets	1,581,418,221	1,393,449,955

NET ASSETS:
Beginning of period	7,101,228,637	5,707,778,682

End of period (including undistributed net investment income of $65,180,198 and $1,478,327, respectively)	$8,682,646,858	$7,101,228,637

SHARE INFORMATION:
Shares sold	116,737,027	103,526,092
Distributions reinvested	—	16,029,395
Shares redeemed	(55,620,741)	(69,004,235)

Net change in shares outstanding	61,116,286	50,551,252

PAGE 10 ▪ DODGE & COX GLOBAL STOCK FUND	See accompanying Notes to Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Global Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on May 1, 2008, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of U.S. and foreign equity securities. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business.

Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities. Mutual funds are valued at their respective net asset values.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Forward currency contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing

Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its NAV. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in U.S. markets and financial instruments trading in U.S. markets that represent foreign securities or baskets of securities.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 11

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in “dividends and interest receivable” on the Consolidated Statement of Assets and Liabilities.

Capital gains taxes are incurred upon disposition of certain foreign securities. Expected capital gains taxes on appreciated securities are accrued as unrealized losses and incurred capital gains taxes are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.

Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Futures Contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures contracts are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on futures contracts are recorded in the Consolidated Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded on the Consolidated Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded on the Consolidated Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund has maintained long S&P 500 futures contracts to provide equity exposure that approximates the Fund’s “net cash and other” position, which includes cash, short-term investments,

receivables, and payables. During the six months ended June 30, 2017, these S&P 500 futures contracts had notional values ranging from 1% to 3% of net assets.

Currency forward contracts A currency forward contract represents an obligation to purchase or sell a specific foreign currency at a future date at a price set at the time of the contract. The values of the forward currency contracts are adjusted daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When the currency forward contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed. Losses from these transactions may arise from unfavorable changes in currency values or if the counterparties do not perform under a contract’s terms.

The Fund has maintained currency forward contracts to hedge direct and/or indirect foreign currency exposure to the Chinese yuan renminbi, euro, and Swiss franc. During the six months ended June 30, 2017, these currency forward contracts had U.S. dollar total values ranging from 6% to 8% of net assets.

Foreign currency translation The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.

Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.

Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: disposing/holding of foreign currency, the difference between the trade and settlement dates on securities transactions, the difference between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.

Consolidation The Fund may invest in certain securities through its wholly owned subsidiary, Dodge & Cox Global Stock Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At June 30, 2017, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain

PAGE 12 ▪ DODGE & COX GLOBAL STOCK FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2017:

Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Consumer Discretionary	$1,629,986,321	$—
Consumer Staples	156,215,095	—
Energy	404,526,745	—
Financials	1,950,201,436	—
Health Care	1,602,569,286	—
Industrials	404,590,933	—
Information Technology	1,066,202,244	—
Materials	262,229,473	—
Real Estate	68,788,788	—
Telecommunication Services	269,392,704	—
Preferred Stocks
Energy	56,580,385	—
Financials	145,858,852	—
Information Technology	131,517,431	—
Short-term Investments
Money Market Fund	8,361,164	—
Repurchase Agreement	—	192,152,000

Total Securities	$8,157,020,857	$192,152,000

Other Financial Instruments
Futures Contracts
Depreciation	$(660,746)	$—
Currency Forward Contracts
Depreciation	—	(15,144,419)

(a)

Transfers during the period between Level 1 and Level 2 relate to the use of systematic fair valuation or when significant observable inputs are used to fair value a specific security. On days when systematic fair valuation is used, securities whose primary market closes before the NYSE are classified as Level 2. There were no Level 3 securities at June 30, 2017 and December 31, 2016, and there were no transfers to Level 3 during the period.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character.

Book to tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), futures contracts, investments in passive foreign investment companies, and foreign currency realized gain (loss). At June 30, 2017, the cost of investments for federal income tax purposes was $6,537,354,164.

Distributions during the periods noted below were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2017	Year Ended December 31, 2016
Ordinary income	—	$113,206,589
		($0.195 per share	)
Long-term capital gain	—	$84,758,935
		($0.146 per share	)

At June 30, 2017, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$2,116,693,624
Unrealized depreciation	(304,874,931)

Net unrealized appreciation	1,811,818,693
Undistributed ordinary income	99,309,332
Undistributed long-term capital gain	73,766,732

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 13

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2017, the Fund’s commitment fee amounted to $24,875 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2017, purchases and sales of securities, other than short-term securities, aggregated $1,041,906,770 and $574,169,580, respectively.

NOTE 7—NEW ACCOUNTING GUIDANCE

In October 2016, the SEC issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements for fiscal periods ending on or after August 1, 2017. Management is currently assessing the impact of this rule to the Fund’s financial statements and other filings and does not expect any impact to the Fund’s net assets or results of operations.

NOTE 8—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2017, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 14 ▪ DODGE & COX GLOBAL STOCK FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

NOTE 9—ADDITIONAL DERIVATIVES INFORMATION

The Fund has entered into over-the-counter derivatives, such as currency forward contracts (each, a “Derivative”). Each Derivative is subject to a negotiated master agreement (based on a form published by the International Swaps and Derivatives Association (“ISDA”)) governing all Derivatives between the Fund and the relevant dealer counterparty. The master agreements specify (i) events of default and other events permitting a party to terminate some or all of the Derivatives thereunder and (ii) the process by which those Derivatives will be valued for purposes of determining termination payments. If some or all of the Derivatives under a master agreement are terminated because of an event of default or similar event, the values of all terminated Derivatives must be netted to determine a single payment owed by one party to the other. Some master agreements contain collateral terms requiring the parties to post collateral in respect of some or all of the Derivatives thereunder based on the net market value of those Derivatives, subject to a minimum exposure threshold. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into Derivatives only with counterparties it believes to be of good credit quality and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset financial assets and liabilities that are subject to a master netting arrangement in the Consolidated Statement of Assets and Liabilities. Derivatives are presented on the Consolidated Statement of Assets and Liabilities as unrealized appreciation/depreciation on currency forward contracts. Cash collateral pledged or received by the Fund for derivatives are reported gross on the Consolidated Statement of Assets and Liabilities as collateral receivable/payable on currency forward contracts. Derivative information by counterparty is presented in the Consolidated Portfolio of Investments.

The netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA master agreement. The following table presents the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements as of June 30, 2017. The net amount represents the receivable from (payable to) the counterparty in the event of a default.

Counterparty	Gross Derivative Assets	Gross Derivative Liabilities	Cash Collateral Pledged/(Received)(a)	Net Amount
Bank of America	$—	$(1,474,628)	$1,040,000	$(434,628)
Citibank	—	(4,508,481)	—	(4,508,481)
Credit Suisse	—	(960,964)	—	(960,964)
Goldman Sachs	—	(1,336,791)	1,320,000	(16,791)
HSBC	—	(1,314,315)	—	(1,314,315)
JPMorgan	—	(3,502,084)	2,840,000	(662,084)
UBS	—	(2,047,156)	—	(2,047,156)

	$—	$(15,144,419)	$5,200,000	$(9,944,419)

(a)

Cash collateral pledged/(received) in excess of derivative assets/liabilities, if any, is not presented in this table. The total cash collateral is presented on the Fund’s Consolidated Statement of Assets and Liabilities.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 15

CONSOLIDATED FINANCIAL HIGHLIGHTS (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2017		2016	2015	2014	2013	2012

Net asset value, beginning of period	$11.91		$10.46	$11.83	$11.48	$8.99	$7.68
Income from investment operations:
Net investment income	0.10		0.14	0.16	0.16	0.16	0.15
Net realized and unrealized gain (loss)	1.20		1.65	(1.11)	0.64	2.81	1.48

Total from investment operations	1.30		1.79	(0.95)	0.80	2.97	1.63

Distributions to shareholders from:
Net investment income	—		(0.14)	(0.19)	(0.15)	(0.16)	(0.15)
Net realized gain	—		(0.20)	(0.23)	(0.30)	(0.32)	(0.17)

Total distributions	—		(0.34)	(0.42)	(0.45)	(0.48)	(0.32)

Net asset value, end of period	$13.21		$11.91	$10.46	$11.83	$11.48	$8.99

Total return	10.92%		17.09%	(8.05)%	6.95%	33.17%	21.11%
Ratios/supplemental data:
Net assets, end of period (millions)	$8,683		$7,101	$5,708	$5,895	$3,924	$2,695
Ratios of expenses to average net assets	0.63	%(a)	0.63%	0.63%	0.65%	0.65%	0.65%
Ratios of net investment income to average net assets	1.64	%(a)	1.36%	1.39%	1.42%	1.58%	1.93%
Portfolio turnover rate	8%		25%	20%	17%	24%	12%
(a)	Annualized

See accompanying Notes to Consolidated Financial Statements

PAGE 16 ▪ DODGE & COX GLOBAL STOCK FUND

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-551-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 17

THIS PAGE INTENTIONALLY LEFT BLANK

PAGE 18 ▪ DODGE & COX GLOBAL STOCK FUND

TRUSTEES AND EXECUTIVE OFFICERS

Charles F. Pohl, Chairman and Trustee

Chairman, Dodge & Cox

Dana M. Emery, President and Trustee

Chief Executive Officer and President, Dodge & Cox

Thomas A. Larsen, Independent Trustee

Senior Counsel, Arnold & Porter Kaye Scholer LLP

Ann Mather, Independent Trustee

Former Executive Vice President, Chief Financial Officer, and Company Secretary, Pixar Animation Studios

Robert B. Morris III, Independent Trustee

Former Partner and Managing Director - Global Investment Research, Goldman Sachs; Former Advisory Director, The Presidio Group

Gary Roughead, Independent Trustee

Robert and Marion Oster Distinguished Fellow, Hoover Institution, and former U.S. Navy Chief of Naval Operations

Mark E. Smith, Independent Trustee

Former Executive Vice President and Managing Director - Fixed Income, Loomis Sayles & Company, L.P.

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; and former Under Secretary for International Affairs, United States Treasury

Diana S. Strandberg, Senior Vice President

Senior Vice President and Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President and Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Executive Vice President, Secretary, and Senior Counsel, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Vice President and Chief Compliance Officer, Dodge & Cox

Roberta R.W. Kameda, Assistant Secretary

Vice President and General Counsel, Dodge & Cox

William W. Strickland, Assistant Secretary and Assistant Treasurer

Vice President and Chief Operating Officer, Dodge & Cox

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 19

Global Stock Fund

dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2017, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

DODGE & COX FUNDS®

2017

Semi-Annual Report

June 30, 2017

International Stock Fund

ESTABLISHED 2001

TICKER:  DODFX

(Closed to New Investors)

6/17 ISF SAR       Printed on recycled paper

TO OUR SHAREHOLDERS

The Dodge & Cox International Stock Fund had a total return of 14.5% for the six months ended June 30, 2017, compared to a return of 13.8% for the MSCI EAFE (Europe, Australasia, Far East) Index.

MARKET COMMENTARY

Global equity markets had the strongest first half in years with 26 of the world’s top 30 stock markets rising. Every sector save Energy posted gains in both the MSCI EAFE, the benchmark for developed markets, and the MSCI Emerging Markets Index. Within this context, emerging markets outperformed their peers in developed markets, rising 15% in local currency and 18% when measured in U.S. dollars, compared to an increase of 8% in local currency and 14% in U.S. dollars for the MSCI EAFE. This served the Fund well because it has substantial exposure to the developing world: 26% of its net assets are invested in companies domiciled in emerging market countries.(a)

Though international equity markets outperformed the United States through the first half of 2017, international equities have underperformed U.S. equities on a three-, five-, and ten-year basis. Robust U.S. earnings growth, a strong U.S. dollar, and price-to-earnings multiple expansion are the key reasons for this performance differential. Today, international equity valuations are less expensive than U.S. valuations and remain reasonable at 14.6 times forward earnings for the MSCI EAFE, compared to a 20-year average of 15.6 times.

INVESTMENT STRATEGY

As a value-oriented manager, we weigh valuation and fundamentals in assessing long-term investment opportunity. In some cases, a company’s valuation may overly discount concerns regarding earnings and cash flow prospects. In other cases, the valuation may not give proper credit to a robust fundamental outlook. Examples include Schlumberger(b) and the Fund’s four Chinese internet holdings, which are discussed below. Their valuations are reasonable yet do not reflect each company’s long-term growth potential and dominant market position.

Energy

Over the past six months, oil prices declined 16%, and Energy was the worst-performing sector worldwide. While the short-term direction of oil prices is difficult to forecast, we believe the long-term fundamentals of supply and demand point to higher prices. The current demand for oil, which is about 98 million barrels a day, continues to grow about one percent per year, driven by transportation demand in the developing world. Oil fields deplete as the resource is extracted, reducing the global production base about two to three percent per year, so continuing investment is required to meet current demand and prepare for future demand growth. We anticipate that 15 to 20 million barrels per day of new production will be needed over the next five years to meet demand if these trends continue. However, upstream capital investment has declined to a 10-year low, fewer new projects are being approved, and North American shale is unlikely to grow enough to bridge this eventual gap.

Amid depressed valuations for energy companies, we recently added to two of the Fund’s Integrated Oils holdings: Statoil (a Norwegian company that is investing counter cyclically in economically attractive new projects) and Suncor Energy (a Canadian company with best-in-class management that has a large, low-cost, and long-lived resource basin in the Canadian oil sands). We believe both of these companies are trading at a sizeable discount to the value of their resources if oil prices recover.

The Fund remains modestly overweight the Energy sector (6.5% compared to 4.7% for the MSCI EAFE), primarily due to its exposure to the Energy Equipment & Services (Oil Services) industry (2.6% compared to 0.1% for the MSCI EAFE). Incremental oil resources are becoming more difficult to develop, which drives demand for oil services companies’ expertise. Shale gas, tight oil, and deepwater resources are more product and service intensive than conventional resources. One company that should benefit from this increased demand is Schlumberger, the Fund’s largest holding in the Energy sector and an example of a leading business at a reasonable price.

Schlumberger

Schlumberger (a 2.1% position) is the world’s leading energy services company, with nearly $28 billion in sales in 2016. After the stock performed strongly in 2016, we trimmed the Fund’s position in Schlumberger early this year due to valuation. With declining oil prices, Schlumberger’s stock price retreated 22% in the first half of 2017. After reaffirming our long-term investment thesis, we decided to add to the Fund’s Schlumberger position during the second quarter.

Schlumberger has strong—and in many cases dominant—market positions across most of its portfolio of businesses and has strengthened these positions by outspending competitors in research and development (R&D), capital investment, and acquisitions. The company’s management, among the best in the industry, is driving efficiencies resulting in cost improvements and healthy free cash flow. Schlumberger’s product and geographic diversification, coupled with its strong balance sheet, gives the company staying power and offers management substantial flexibility in the face of difficult market conditions.

Chinese Internet Holdings

On a bottom-up basis, we have invested in four Chinese internet companies—58.com, Tencent (through Naspers), JD.com, and Baidu—comprising 7.4% of the Fund compared to 0% in the MSCI EAFE and 2.3% in the MSCI All Country World ex USA Index. Each is a market leader, run by an owner-operator with significant wealth invested in the company. Thus, we think there is alignment with the interests of long-term owners like ourselves. These companies are reasonably valued in light of their excellent growth prospects. We believe the market for internet services in China is particularly attractive due to high economic growth, increasing internet penetration, and the potential to leapfrog traditional technologies (e.g., online versus brick-and-mortar retail, mobile versus landline, digital versus print advertising).

PAGE 2 ▪ DODGE & COX INTERNATIONAL STOCK FUND

We recently started a position in 58.com, China’s dominant online classifieds marketplace. The company has leading positions in a number of attractive online domains (e.g., job listings, yellow pages), significant margin expansion potential, growth opportunities from new initiatives, and a focused owner/operator management team.

The Fund owns Tencent, a leading provider of internet value-added services in China, through Naspers, the largest holding in the Fund. Naspers’ 34% ownership stake in Tencent is worth more than Naspers’ market cap. The core of Tencent’s value proposition is its enormous, extremely sticky, and highly engaged user base (e.g., 861 million active instant messenger accounts, 938 million WeChat mobile app users). More than 50% of all mobile internet user time in China is spent on Tencent’s apps. Tencent has dominant positions in online and mobile gaming, social networking, and digital content distribution and is achieving growing importance in online advertising, payments, and cloud computing. The company operates in a strong ecosystem built on e-commerce, online-to-offline, and other verticals. Tencent has an innovative, product-driven, and commercially oriented culture, led by an owner-operator founder and a management team with an exceptional execution track record.

JD.com is the largest online retailer and the second largest e-commerce platform in China, known for the authenticity of its products and the quality of its service. The company benefits from attractive growth within the business-to-consumer segment of China’s e-commerce market and is gaining share from its competitors. We believe that online retail in China not only has the potential to grow much faster than in the United States but could also become a much larger portion of total retail sales. China’s strong economic growth and transition from an industrial-led to a consumer-led economy point to higher retail growth prospects. The fact that brick-and-mortar retail is less developed in China raises the possibility that consumers in China may jump straight to online retail.

Baidu—the dominant search engine in China, with over 70% search traffic and over 80% revenue share—has a profitable business model that allows the company to invest in R&D to retain its leading edge. Since search is typically a “winner-take-all” market, Baidu enjoys significant barriers to entry.

While these four companies share many characteristics, we note that their stock price movements reflect their individual company risks and opportunities more than a single industry risk exposure.

China A-Shares

As China continues to liberalize its capital markets, the country is providing foreign investors with greater access to locally listed companies via the A-shares market, which represents a broader cross-section of the Chinese economy than is offered by ADRs and Hong Kong H-shares. To date, Dodge & Cox has invested in Chinese companies through ADRs and H-shares. While we have not yet invested in A-share companies, we have been building our research expertise and knowledge of these companies over the past five years in anticipation of this increase in market access.

IN CLOSING

International equity valuations remain reasonable, and we continue to see numerous investment opportunities in both developed and emerging markets. However, we have adopted a tempered outlook for future returns given recent strong performance. As an active manager with a value-oriented approach, we remain optimistic about the long-term prospects for the Fund’s holdings.

We want to express gratitude to the Fund’s shareholders for taking the long view and having confidence in Dodge & Cox. Our strategy requires patience and persistence, and we thank you for yours. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

July 31, 2017

(a)	Unless otherwise specified, all weightings and characteristics are as of June 30, 2017.
(b)	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 3

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund outperformed the MSCI EAFE by 0.7 percentage points year to date.

Key Contributors from Relative Results

▪

Strong returns from the Fund’s holdings in emerging markets (up 22%) contributed significantly to performance, notably JD.com (up 54%), Samsung Electronics (up 40%), ICICI Bank (up 32%), and Naspers (up 32%).

▪

The Fund maintained an average overweight position (14% versus 11%) in the Health Care sector, and the Fund’s holdings outperformed the sector (up 20% compared to up 16% for the MSCI EAFE sector). AstraZeneca (up 26%), Bayer (up 26%), and Sanofi (up 20%) performed particularly well.

▪	Additional contributors included Nintendo (up 62%) and UniCredit (up 30%).

Key Detractors to Relative Results

▪

The Fund’s holdings in the Energy sector performed poorly (down 16% compared to down 2% for the MSCI EAFE sector). Saipem (down 35%), Schlumberger (down 21%), Petrobras (down 15%), and Suncor Energy (down 9%) were especially weak.

▪	In the Consumer Staples sector, the Fund’s underweight position (1% versus 11% for the MSCI EAFE sector) hurt performance because this was one of the strongest sectors of the market (up 17%).
▪	The Fund’s holdings in the Industrials sector (up 12% compared to up 17% for the MSCI EAFE sector) hindered results. Mitsubishi Electric (up 4%) was among the relative detractors.
▪	Additional detractors included Honda Motor (down 6%), Hewlett Packard Enterprise (down 4%), and Barclays (down 4%).

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 85 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The International Equity Investment Committee, which is the decision-making body for the International Stock Fund, is an eight-member committee with an average tenure at Dodge & Cox of 23 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 4 ▪ DODGE & COX INTERNATIONAL STOCK FUND

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2017

	1 Year	3 Years	5 Years	10 Years
Dodge & Cox International Stock Fund	30.37%	0.64%	10.23%	2.34%
MSCI EAFE Index	20.27	1.15	8.69	1.03

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI EAFE (Europe, Australasia, Far East) Index is a broad-based, unmanaged equity market index aggregated from 21 developed market country indices, excluding the United States and Canada. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

MSCI EAFE is a service mark of MSCI Barra.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2017	Beginning Account Value 1/1/2017	Ending Account Value 6/30/2017	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,145.20	$3.39
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.63	3.19
*	Expenses are equal to the Fund’s annualized expense ratio of 0.64%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 5

FUND INFORMATION (unaudited)	June 30, 2017

GENERAL INFORMATION
Net Asset Value Per Share	$43.63
Total Net Assets (billions)	$61.5
Expense Ratio	0.64%
Portfolio Turnover Rate (1/1/17 to 6/30/17, unannualized)	9%
30-Day SEC Yield(a)	1.58%
Number of Companies	69
Fund Inception	2001
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the International Equity Investment Committee, whose eight members’ average tenure at Dodge & Cox is 23 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI EAFE
Median Market Capitalization (billions)	$33	$10
Weighted Average Market Capitalization (billions)	$67	$56
Price-to-Earnings Ratio(b)	14.3x	14.6x
Countries Represented	25	21
Emerging Markets (Brazil, China, India, Mexico, Russia, South Africa, South Korea, Thailand, Turkey, United Arab Emirates)	25.7%	0.0%

TEN LARGEST HOLDINGS (%)(c)	Fund
Naspers, Ltd. (South Africa)	4.1
Samsung Electronics Co., Ltd. (South Korea)	3.9
Sanofi (France)	3.9
Novartis AG (Switzerland)	3.5
ICICI Bank, Ltd. (India)	2.9
BNP Paribas SA (France)	2.5
Schneider Electric SA (France)	2.5
Liberty Global PLC (United Kingdom)	2.4
Bayer AG (Germany)	2.3
Standard Chartered PLC (United Kingdom)	2.3

ASSET ALLOCATION

REGION DIVERSIFICATION (%)(e)	Fund	MSCI EAFE
Europe (excluding United Kingdom)	43.3	46.2
Pacific (excluding Japan)	13.1	12.0
United Kingdom	12.3	17.7
Japan	11.2	23.4
Latin America	6.7	0.0
Africa	5.4	0.0
United States	3.9	0.0
Canada	2.4	0.0
Middle East	0.3	0.7

SECTOR DIVERSIFICATION (%)	Fund	MSCI EAFE
Financials	27.2	21.5
Consumer Discretionary	17.1	12.1
Health Care	13.9	10.8
Information Technology	13.1	6.1
Industrials	8.8	14.5
Energy	6.5	4.7
Materials	5.7	7.5
Telecommunication Services	3.4	4.3
Utilities	1.1	3.4
Consumer Staples	1.0	11.5
Real Estate	0.8	3.6

(a)	SEC Yield is an annualization of the Fund’s net investment income for the trailing 30-day period. Dividends paid by the Fund may be higher or lower than implied by the SEC Yield.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates from third-party sources.
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(d)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.
(e)

The Fund may classify a company in a different category than the MSCI EAFE. The Fund generally classifies a company based on its country of incorporation, but may designate a different country in certain circumstances.

PAGE 6 ▪ DODGE & COX INTERNATIONAL STOCK FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2017

COMMON STOCKS: 93.5%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 17.1%
AUTOMOBILES & COMPONENTS: 4.7%
Bayerische Motoren Werke AG (Germany)	8,689,200	$806,652,537
Honda Motor Co., Ltd. (Japan)	41,373,755	1,127,087,667
Mahindra & Mahindra, Ltd. (India)	7,171,971	150,346,482
NGK Spark Plug Co., Ltd. (Japan)	5,104,300	108,416,739
Yamaha Motor Co., Ltd.(b) (Japan)	27,863,300	717,918,145

		2,910,421,570
CONSUMER DURABLES & APPAREL: 1.2%
Panasonic Corp. (Japan)	52,932,034	717,212,001

MEDIA: 9.4%
Altice NV, Series A(a) (Netherlands)	29,504,274	680,705,591
Grupo Televisa SAB ADR (Mexico)	33,834,317	824,542,305
Liberty Global PLC LiLAC, Series A(a)(b) (United Kingdom)	3,917,037	85,273,896
Liberty Global PLC LiLAC, Series C(a) (United Kingdom)	5,535,198	118,508,589
Liberty Global PLC, Series A(a) (United Kingdom)	18,753,503	602,362,516
Liberty Global PLC, Series C(a) (United Kingdom)	26,795,754	835,491,610
Naspers, Ltd. (South Africa)	12,795,795	2,489,225,934
Television Broadcasts, Ltd.(b) (Hong Kong)	40,022,900	150,711,597

		5,786,822,038
RETAILING: 1.8%
JD.com, Inc. ADR(a) (Cayman Islands/China)	27,923,836	1,095,172,848

		10,509,628,457
CONSUMER STAPLES: 1.0%
FOOD & STAPLES RETAILING: 0.8%
Magnit PJSC (Russia)	3,312,385	515,434,627

FOOD, BEVERAGE & TOBACCO: 0.2%
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	16,438,816	102,040,314

		617,474,941
ENERGY: 5.1%
Saipem SPA(a)(b) (Italy)	56,980,627	210,470,026
Schlumberger, Ltd. (Curacao/United States)	19,480,024	1,282,564,780
Statoil ASA (Norway)	33,897,750	561,934,254
Suncor Energy, Inc. (Canada)	32,428,400	946,909,280
Weatherford International PLC(a) (Ireland)	34,997,592	135,440,681

		3,137,319,021
FINANCIALS: 24.9%
BANKS: 18.8%
Banco Santander SA (Spain)	146,908,086	971,845,593
Barclays PLC (United Kingdom)	487,701,198	1,287,880,679
BNP Paribas SA (France)	21,713,358	1,563,881,979
ICICI Bank, Ltd.(b) (India)	396,386,744	1,778,412,773
Kasikornbank PCL- Foreign(b) (Thailand)	130,329,627	765,403,609
Lloyds Banking Group PLC (United Kingdom)	961,015,500	827,982,549
Mitsubishi UFJ Financial Group, Inc. (Japan)	84,307,900	565,775,532
Societe Generale SA (France)	19,290,009	1,037,931,160
Standard Chartered PLC(a) (United Kingdom)	137,228,813	1,389,117,687
UniCredit SPA(a) (Italy)	71,653,703	1,338,071,782

		11,526,303,343

	SHARES	VALUE
DIVERSIFIED FINANCIALS: 3.7%
Credit Suisse Group AG (Switzerland)	67,179,908	$971,022,552
Haci Omer Sabanci Holding AS (Turkey)	47,323,154	147,008,504
UBS Group AG (Switzerland)	68,845,427	1,165,971,149

		2,284,002,205
INSURANCE: 2.4%
AEGON NV(b) (Netherlands)	134,654,438	687,619,774
Aviva PLC (United Kingdom)	118,509,527	811,895,158

		1,499,514,932

		15,309,820,480
HEALTH CARE: 13.9%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 13.9%
AstraZeneca PLC (United Kingdom)	17,773,800	1,188,725,774
Bayer AG (Germany)	11,002,550	1,422,534,453
Novartis AG (Switzerland)	12,821,770	1,067,032,272
Novartis AG ADR (Switzerland)	13,228,500	1,104,182,895
Roche Holding AG (Switzerland)	5,293,300	1,348,027,803
Sanofi (France)	25,082,822	2,399,584,681

		8,530,087,878
INDUSTRIALS: 8.8%
CAPITAL GOODS: 8.5%
Johnson Controls International PLC (Ireland)	21,556,255	934,679,217
Koninklijke Philips NV (Netherlands)	20,106,551	714,087,049
Mitsubishi Electric Corp. (Japan)	77,718,800	1,116,290,032
Nidec Corp. (Japan)	5,540,700	567,001,174
Schneider Electric SA (France)	19,706,046	1,514,062,963
Smiths Group PLC (United Kingdom)	19,555,000	406,746,364

		5,252,866,799
TRANSPORTATION: 0.3%
DP World, Ltd. (United Arab Emirates)	8,256,304	172,502,171

		5,425,368,970
INFORMATION TECHNOLOGY: 11.7%
SOFTWARE & SERVICES: 2.9%
58.com, Inc. ADR(a) (Cayman Islands/China)	1,237,610	54,590,977
Baidu, Inc. ADR(a) (Cayman Islands/China)	4,920,687	880,114,077
Nintendo Co., Ltd. (Japan)	2,536,400	849,713,732

		1,784,418,786
TECHNOLOGY, HARDWARE & EQUIPMENT: 8.8%
Brother Industries, Ltd. (Japan)	10,024,000	231,093,416
Hewlett Packard Enterprise Co. (United States)	65,881,184	1,092,968,843
Kyocera Corp. (Japan)	15,884,200	918,805,114
Samsung Electronics Co., Ltd. (South Korea)	735,692	1,528,418,375
TE Connectivity, Ltd. (Switzerland)	10,246,962	806,230,970
Telefonaktiebolaget LM Ericsson (Sweden)	115,264,300	824,323,012

		5,401,839,730

		7,186,258,516
MATERIALS: 5.7%
Agrium, Inc. (Canada)	5,590,326	505,868,600
Akzo Nobel NV (Netherlands)	6,565,695	570,599,392
Cemex SAB de CV ADR (Mexico)	64,849,008	610,877,655
LafargeHolcim, Ltd. (Switzerland)	13,030,483	746,035,579
Linde AG (Germany)	5,545,837	1,050,206,357

		3,483,587,583
REAL ESTATE: 0.8%
Hang Lung Group, Ltd.(b) (Hong Kong)	118,231,200	489,131,248

See accompanying Notes to Consolidated Financial Statements	DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 7

CONSOLIDATED PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2017

COMMON STOCKS (continued)

	SHARES	VALUE
TELECOMMUNICATION SERVICES: 3.4%
America Movil SAB de CV, Series L (Mexico)	564,100,600	$452,554,845
Bharti Airtel, Ltd. (India)	49,441,504	291,505,042
Millicom International Cellular SA SDR(b) (Luxembourg)	9,232,636	545,320,269
MTN Group, Ltd.(b) (South Africa)	94,878,580	827,490,616

		2,116,870,772
UTILITIES: 1.1%
Engie (France)	43,829,700	661,543,918

TOTAL COMMON STOCKS (Cost $53,171,284,713)		$57,467,091,784

PREFERRED STOCKS: 5.1%
ENERGY: 1.4%
Petroleo Brasileiro SA(a) (Brazil)	235,671,000	879,969,293

FINANCIALS: 2.3%
BANKS: 2.3%
Itau Unibanco Holding SA (Brazil)	125,131,401	1,388,082,642

INFORMATION TECHNOLOGY: 1.4%
TECHNOLOGY, HARDWARE & EQUIPMENT: 1.4%
Samsung Electronics Co., Ltd. (South Korea)	548,216	892,171,649

TOTAL PREFERRED STOCKS (Cost $3,067,535,066)		$3,160,223,584

SHORT-TERM INVESTMENTS: 0.9%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
State Street Institutional Treasury Plus Money Market Fund	$61,641,259	$61,641,259

REPURCHASE AGREEMENT: 0.8%
Fixed Income Clearing Corporation(c) 0.60%, dated 6/30/17, due 7/3/17, maturity value $486,042,301	486,018,000	486,018,000

TOTAL SHORT-TERM INVESTMENTS (Cost $547,659,259)		$547,659,259

TOTAL INVESTMENTS (Cost $56,786,479,038)	99.5%	$61,174,974,627
OTHER ASSETS LESS LIABILITIES	0.5%	287,780,356

NET ASSETS	100.0%	$61,462,754,983

(a)	Non-income producing
(b)	See Note 9 regarding holdings of 5% voting securities
(c)	Repurchase agreement is collateralized by U.S. Treasury Notes 1.625%-1.875%, 9/30/22-11/15/22. Total collateral value is $495,740,454.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed — the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

SDR: Swedish Depository Receipt

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Euro Stoxx 50 Index—Long Position	4,647	Sep 2017	$182,102,709	$(7,470,725)
Yen Denominated Nikkei 225 Index—Long Position	1,358	Sep 2017	121,130,340	(176,882)

				$(7,647,607)

CURRENCY FORWARD CONTRACTS

		Contract Amount
Counterparty	Settle Date	Receive U.S. Dollar	Deliver Foreign Currency	Unrealized Appreciation/ (Depreciation)
Contracts to sell CHF:
Citibank	7/12/17	226,783,365	227,500,000	$(10,571,614)
Citibank	7/12/17	680,940,646	682,500,000	(31,124,290)
Bank of America	7/26/17	75,767,908	75,000,000	(2,549,182)
Goldman Sachs	7/26/17	75,741,127	75,000,000	(2,575,963)
HSBC	7/26/17	75,741,509	75,000,000	(2,575,581)
HSBC	7/26/17	75,704,353	75,000,000	(2,612,737)
UBS	8/16/17	46,577,276	46,200,000	(1,729,220)
UBS	8/16/17	47,354,604	46,900,000	(1,683,809)
UBS	8/16/17	47,282,992	46,900,000	(1,755,421)
Barclays	9/13/17	145,336,766	140,000,000	(1,309,230)
Contracts to sell CNH:
Bank of America	8/2/17	245,153,125	1,706,510,900	(6,007,932)
Bank of America	8/2/17	44,381,477	309,108,109	(1,112,472)
Credit Suisse	8/2/17	97,462,589	678,680,736	(2,424,362)
Credit Suisse	8/2/17	103,119,466	718,722,055	(2,660,691)
Bank of America	8/9/17	88,825,943	619,116,825	(2,248,382)
Credit Suisse	8/9/17	88,762,269	619,116,825	(2,312,056)
Credit Suisse	8/9/17	88,781,362	619,116,825	(2,292,964)
Goldman Sachs	8/9/17	88,851,439	619,116,825	(2,222,886)
Goldman Sachs	8/9/17	47,376,607	329,978,067	(1,164,361)
Goldman Sachs	8/9/17	94,822,646	659,956,133	(2,259,289)
Bank of America	8/16/17	34,991,969	243,334,152	(785,326)
Credit Suisse	8/16/17	89,869,786	624,487,166	(1,948,241)
Credit Suisse	8/16/17	44,934,893	312,243,583	(974,120)
JPMorgan	8/16/17	93,960,844	653,788,100	(2,165,284)
JPMorgan	8/16/17	179,640,687	1,248,974,333	(3,995,365)
JPMorgan	8/16/17	89,744,509	624,487,166	(2,073,517)
Citibank	1/10/18	43,446,075	307,228,920	(1,274,388)
HSBC	1/10/18	43,449,147	307,228,920	(1,271,316)
HSBC	1/10/18	86,862,670	614,457,840	(2,578,257)
JPMorgan	1/10/18	43,443,003	307,228,920	(1,277,460)
JPMorgan	1/10/18	43,461,440	307,228,920	(1,259,023)
JPMorgan	1/10/18	43,449,147	307,228,920	(1,271,316)
JPMorgan	1/10/18	43,452,220	307,228,920	(1,268,244)
JPMorgan	1/10/18	43,461,440	307,228,920	(1,259,023)
JPMorgan	1/10/18	43,455,293	307,228,920	(1,265,171)
Citibank	1/24/18	85,079,297	601,765,866	(2,430,890)
Citibank	1/24/18	88,991,029	629,923,000	(2,613,833)
Citibank	1/24/18	85,127,439	601,765,867	(2,382,748)
JPMorgan	1/24/18	44,495,515	314,961,500	(1,306,917)
JPMorgan	1/24/18	44,495,515	314,961,500	(1,306,917)
JPMorgan	1/24/18	85,055,246	601,765,867	(2,454,940)
Citibank	1/31/18	102,920,012	728,837,636	(3,018,881)
JPMorgan	1/31/18	376,020,262	2,657,523,200	(10,259,275)
JPMorgan	1/31/18	145,333,865	1,027,830,164	(4,064,552)
JPMorgan	1/31/18	98,291,639	695,364,200	(2,781,782)
Citibank	2/7/18	76,674,965	542,168,675	(2,093,564)
Citibank	2/7/18	76,664,123	542,168,675	(2,104,406)

PAGE 8 ▪ DODGE & COX INTERNATIONAL STOCK FUND	See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2017

CURRENCY FORWARD CONTRACTS (continued)

		Contract Amount
Counterparty	Settle Date	Receive U.S. Dollar	Deliver Foreign Currency	Unrealized Appreciation/ (Depreciation)
Citibank	2/7/18	31,943,386	225,903,625	$(876,836)
Citibank	2/7/18	32,043,067	225,903,625	(777,154)
Citibank	2/7/18	76,859,750	542,168,675	(1,908,779)
Citibank	2/7/18	32,024,897	225,903,625	(795,325)
Citibank	2/7/18	31,947,903	225,903,625	(872,318)
Citibank	2/7/18	76,903,358	542,168,675	(1,865,171)
Bank of America	5/16/18	47,078,342	332,792,093	(955,812)
Bank of America	5/16/18	47,057,706	332,792,094	(976,448)
Goldman Sachs	5/16/18	47,262,899	334,120,337	(962,970)
Goldman Sachs	5/16/18	47,067,286	332,742,176	(959,663)
Goldman Sachs	5/16/18	47,266,893	334,153,300	(963,733)
Goldman Sachs	5/16/18	47,150,332	333,400,000	(971,565)
Bank of America	6/13/18	28,571,429	200,000,000	(243,274)
Bank of America	6/13/18	28,577,552	200,000,000	(237,150)
Contracts to sell EUR:
UBS	8/16/17	503,410,853	456,500,000	(19,103,523)
UBS	8/16/17	103,089,547	93,500,000	(3,931,470)
Goldman Sachs	9/13/17	84,796,500	75,000,000	(1,176,078)
Goldman Sachs	9/13/17	42,398,250	37,500,000	(588,039)
Goldman Sachs	9/13/17	84,796,500	75,000,000	(1,176,078)
Goldman Sachs	9/13/17	42,398,250	37,500,000	(588,039)
Goldman Sachs	9/13/17	42,405,750	37,500,000	(580,539)
Goldman Sachs	9/13/17	84,811,500	75,000,000	(1,161,078)
Goldman Sachs	9/13/17	42,405,750	37,500,000	(580,539)
Goldman Sachs	9/13/17	84,811,500	75,000,000	(1,161,078)
Goldman Sachs	9/13/17	42,405,750	37,500,000	(580,539)
Goldman Sachs	9/13/17	42,405,750	37,500,000	(580,539)
Goldman Sachs	9/13/17	84,811,500	75,000,000	(1,161,078)
Goldman Sachs	9/13/17	84,811,500	75,000,000	(1,161,078)
Goldman Sachs	9/13/17	42,409,688	37,500,000	(576,601)
Goldman Sachs	9/13/17	84,796,875	75,000,000	(1,175,703)
Goldman Sachs	9/13/17	42,398,438	37,500,000	(587,851)
Goldman Sachs	9/13/17	84,819,375	75,000,000	(1,153,203)

				$(195,066,449)

See accompanying Notes to Consolidated Financial Statements	DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 9

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2017
ASSETS:
Investments, at value
Unaffiliated issuers (cost $49,096,380,220)	$54,917,222,674
Affiliated issuers (cost $7,690,098,818)	6,257,751,953

61,174,974,627
Cash	100
Cash denominated in foreign currency (cost $14,758,885)	14,805,145
Cash held at broker	18,059,265
Collateral receivable on currency forward contracts	73,680,000
Receivable for investments sold	215,920,333
Receivable for Fund shares sold	130,307,916
Dividends and interest receivable	147,508,453
Prepaid expenses and other assets	103,307

61,775,359,146

LIABILITIES:
Unrealized depreciation on currency forward contracts	195,066,449
Payable for investments purchased	54,987,860
Payable to broker for variation margin	899,580
Payable for Fund shares redeemed	27,752,075
Management fees payable	30,310,929
Accrued expenses	3,587,270

312,604,163

NET ASSETS	$61,462,754,983

NET ASSETS CONSIST OF:
Paid in capital	$58,765,647,537
Undistributed net investment income	755,782,216
Accumulated net realized loss	(2,245,903,243)
Net unrealized appreciation	4,187,228,473

$61,462,754,983

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	1,408,708,941
Net asset value per share	$43.63

CONSOLIDATED STATEMENT OF OPERATIONS (unaudited)

Six Months Ended June 30, 2017
INVESTMENT INCOME:
Dividends (net of foreign taxes of $100,038,165)
Unaffiliated issuers	$861,507,579
Affiliated issuers	112,583,890
Interest	1,257,786

975,349,255

EXPENSES:
Management fees	175,017,306
Custody and fund accounting fees	3,811,981
Transfer agent fees	4,507,232
Professional services	174,681
Shareholder reports	950,894
Registration fees	186,232
Trustees’ fees	130,000
ADR depository services fees	468,203
Miscellaneous	406,451

185,652,980

NET INVESTMENT INCOME	789,696,275

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments in unaffiliated issuers	(1,214,687,527)
Investments in affiliated issuers	(98,537,977)
Futures contracts	23,429,753
Currency forward contracts	95,265,211
Foreign currency transactions	5,038,882
Net change in unrealized appreciation/depreciation
Investments	8,746,752,185
Futures contracts	(7,647,607)
Currency forward contracts	(515,193,740)
Foreign currency translation	3,516,859

Net realized and unrealized gain	7,037,936,039

NET CHANGE IN NET ASSETS FROM OPERATIONS	$7,827,632,314

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (unaudited)

	Six Months Ended June 30, 2017	Year Ended December 31, 2016
OPERATIONS:
Net investment income	$789,696,275	$1,135,439,749
Net realized loss	(1,189,491,658)	1,535,688,728
Net change in unrealized appreciation/depreciation	8,227,427,697	1,535,796,846

	7,827,632,314	4,206,925,323

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(1,185,247,471)
Net realized gain	—	(757,672,431)

Total distributions	—	(1,942,919,902)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	4,322,176,086	6,854,611,384
Reinvestment of distributions	—	1,655,896,889
Cost of shares redeemed	(4,873,702,461)	(13,616,468,513)

Net change from Fund share transactions	(551,526,375)	(5,105,960,240)

Total change in net assets	7,276,105,939	(2,841,954,819)

NET ASSETS:
Beginning of period	54,186,649,044	57,028,603,863

End of period (including undistributed net investment income of $755,782,216 and distributions in excess of net investment income of $(33,914,061), respectively)	$61,462,754,983	$54,186,649,044

SHARE INFORMATION:
Shares sold	103,312,216	194,723,459
Distributions reinvested	—	43,438,957
Shares redeemed	(116,855,769)	(379,146,976)

Net change in shares outstanding	(13,543,553)	(140,984,560)

PAGE 10 ▪ DODGE & COX INTERNATIONAL STOCK FUND	See accompanying Notes to Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox International Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. On January 16th, 2015, the Fund closed to new investors. The Fund commenced operations on May 1, 2001, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of foreign equity securities. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business.

Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities. Mutual funds are valued at their respective net asset values.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Forward currency contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its NAV. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in U.S. markets and financial instruments trading in U.S. markets that represent foreign securities or baskets of securities.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 11

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in “dividends and interest receivable” on the Consolidated Statement of Assets and Liabilities.

Capital gains taxes are incurred upon disposition of certain foreign securities. Expected capital gains taxes on appreciated securities are accrued as unrealized losses and incurred capital gains taxes are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.

Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Futures Contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures contracts are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on futures contracts are recorded in the Consolidated Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded on the Consolidated Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin are also recorded on the Consolidated Statement of Assets and Liabilities. Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund entered into long Euro Stoxx 50 futures contracts and long Yen Denominated Nikkei futures contracts to provide equity exposure that approximates the Fund’s “net cash and other” position, which includes cash, short-term investments, receivables, and payables. During the six months ended June 30, 2017, these futures contracts had notional values ranging from 0% to 1% of net assets.

Currency forward contracts A currency forward contract represents an obligation to purchase or sell a specific foreign currency at a future date at a price set at the time of the contract. The values of the currency forward contracts are adjusted daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When the currency forward contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed. Losses from these transactions may arise from unfavorable changes in currency values or if the counterparties do not perform under a contract’s terms.

The Fund has maintained currency forward contracts to hedge direct and/or indirect foreign currency exposure to the Chinese yuan renminbi, euro, and Swiss franc. During the six months ended June 30, 2017, these currency forward contracts had U.S. dollar total values ranging from 11% to 13% of net assets.

Foreign currency translation The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.

Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.

Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: disposing/holding of foreign currency, the difference between the trade and settlement dates on securities transactions, the difference between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.

Consolidation The Fund may invest in certain securities through its wholly owned subsidiary, Dodge & Cox International Stock Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At June 30, 2017, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.

PAGE 12 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2017:

Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Consumer Discretionary	$10,509,628,457	$—
Consumer Staples	617,474,941	—
Energy	3,137,319,021	—
Financials	15,309,820,480	—
Health Care	8,530,087,878	—
Industrials	5,252,866,799	172,502,171
Information Technology	7,186,258,516	—
Real Estate	489,131,248	—
Materials	3,483,587,583	—
Telecommunication Services	2,116,870,772	—
Utilities	661,543,918	—
Preferred Stocks
Energy	879,969,293	—
Financials	1,388,082,642	—
Information Technology	892,171,649	—
Short-term Investments
Money Market Fund	61,641,259	—
Repurchase Agreement	—	486,018,000

Total Securities	$60,516,454,456	$658,520,171

Other Financial Instruments
Futures Contracts
Depreciation	$(7,647,607)	$—
Currency Forward Contracts
Depreciation	—	(195,066,449)

(a)

Transfers during the period between Level 1 and Level 2 relate to the use of systematic fair valuation or when significant observable inputs are used to fair value a specific security. On days when systematic fair valuation is used, securities whose primary market closes before the NYSE are classified as Level 2. There were no Level 3 securities at June 30, 2017 and December 31, 2016, and there were no transfers to Level 3 during the period.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character.

Book to tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), futures contracts, investments in passive foreign investment companies, and foreign currency realized gain (loss). At June 30, 2017, the cost of investments for federal income tax purposes was $56,858,435,323.

Distributions during the periods noted below were characterized as follows for federal income tax purposes.

	Six Months Ended June 30, 2017	Year Ended December 31, 2016
Ordinary income	—	$1,186,114,668
		($0.852 per share	)
Long-term capital gain	—	$756,805,234
		($0.543 per share	)

At June 30, 2017, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$11,012,115,264
Unrealized depreciation	(6,695,575,960)

Net unrealized appreciation	4,316,539,304
Undistributed ordinary income	812,443,224
Accumulated capital loss(a)	(1,776,605,681)
Deferred loss(b)	(656,716,341)

(a)	Represents capital loss realized for tax purposes during the period from January 1, 2017 to June 30, 2017
(b)	Represents capital loss incurred between November 1, 2016 and December 31, 2016. As permitted by tax regulation, the Fund has elected to treat this loss as arising in 2017.

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 13

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2017, the Fund’s commitment fee amounted to $182,187 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2017, purchases and sales of securities, other than short-term securities, aggregated $5,200,221,664 and $5,300,228,328, respectively.

NOTE 7—NEW ACCOUNTING GUIDANCE

In October 2016, the SEC issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements for fiscal periods ending on or after August 1, 2017. Management is currently assessing the impact of this rule to the Fund’s financial statements and other filings and does not expect any impact to the Fund’s net assets or results of operations.

NOTE 8—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2017, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 14 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

NOTE 9—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the six months ended June 30, 2017. Purchase and sale transactions and dividend income earned during the period on these securities were as follows:

	Shares at Beginning of Period		Additions	Reductions	Shares at End of Period	Dividend Income(a)		Value at End of Period
AEGON NV (Netherlands)	134,654,439		3,847,269	(3,847,270)	134,654,438	$19,657,317		$687,619,774
Hang Lung Group, Ltd. (Hong Kong)	121,585,500		—	(3,354,300)	118,231,200	9,268,566		489,131,248
ICICI Bank, Ltd. (India)	364,368,485		36,035,159	(4,016,900)	396,386,744	13,974,428		1,778,412,773
Kasikornbank PCL- Foreign (Thailand)	119,975,027		10,354,600	—	130,329,627	11,090,124		765,403,609
Liberty Global PLC LiLAC, Series A (United Kingdom)	3,896,557		20,480	—	3,917,037	—	(b)	85,273,896
Millicom International Cellular SA SDR (Luxembourg)	9,603,136		—	(370,500)	9,232,636	21,192,669		545,320,269
MTN Group, Ltd. (South Africa)	88,829,080		6,049,500	—	94,878,580	27,051,850		827,490,616
Saipem SPA (Italy)	56,980,627	(c)	—	—	56,980,627	—	(b)	210,470,026
Television Broadcasts, Ltd. (Hong Kong)	40,022,900		—	—	40,022,900	3,080,897		150,711,597
Yamaha Motor Co., Ltd. (Japan)	30,076,100		—	(2,212,800)	27,863,300	7,268,039		717,918,145

						$112,583,890		$6,257,751,953

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Shares adjusted for reverse stock split on May 22, 2017

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 15

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

NOTE 10—ADDITIONAL DERIVATIVES INFORMATION

The Fund has entered into over-the-counter derivatives, such as currency forward contracts (each, a “Derivative”). Each Derivative is subject to a negotiated master agreement (based on a form published by the International Swaps and Derivatives Association (“ISDA”)) governing all Derivatives between the Fund and the relevant dealer counterparty. The master agreements specify (i) events of default and other events permitting a party to terminate some or all of the Derivatives thereunder and (ii) the process by which those Derivatives will be valued for purposes of determining termination payments. If some or all of the Derivatives under a master agreement are terminated because of an event of default or similar event, the values of all terminated Derivatives must be netted to determine a single payment owed by one party to the other. Some master agreements contain collateral terms requiring the parties to post collateral in respect of some or all of the Derivatives thereunder based on the net market value of those Derivatives, subject to a minimum exposure threshold. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into Derivatives only with counterparties it believes to be of good credit quality and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset financial assets and liabilities that are subject to a master netting arrangement in the Consolidated Statement of Assets and Liabilities. Derivatives are presented on the Consolidated Statement of Assets and Liabilities as unrealized appreciation/depreciation on currency forward contracts. Cash collateral pledged or received by the Fund for derivatives are reported gross on the Consolidated Statement of Assets and Liabilities as collateral receivable/payable on currency forward contracts. Derivative information by counterparty is presented in the Consolidated Portfolio of Investments.

The netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA master agreement. The following table presents the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements as of June 30, 2017. The net amount represents the receivable from (payable to) the counterparty in the event of a default.

Counterparty	Gross Derivative Assets	Gross Derivative Liabilities	Cash Collateral Pledged/(Received)(a)	Net Amount
Bank of America	$—	$(15,115,978)	$13,680,000	$(1,435,978)
Barclays	—	(1,309,230)	1,309,230	—
Citibank	—	(64,710,197)	—	(64,710,197)
Credit Suisse	—	(12,612,434)	—	(12,612,434)
Goldman Sachs	—	(26,068,490)	26,068,490	—
HSBC	—	(9,037,891)	—	(9,037,891)
JPMorgan	—	(38,008,786)	32,090,000	(5,918,786)
UBS	—	(28,203,443)	—	(28,203,443)

	$—	$(195,066,449)	$73,147,720	$(121,918,729)

(a)

Cash collateral pledged/(received) in excess of derivative assets/liabilities, if any, is not presented in this table. The total cash collateral is presented on the Fund’s Consolidated Statement of Assets and Liabilities.

PAGE 16 ▪ DODGE & COX INTERNATIONAL STOCK FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2017		2016	2015	2014	2013	2012

Net asset value, beginning of period	$38.10		$36.48	$42.11	$43.04	$34.64	$29.24
Income from investment operations:
Net investment income	0.56		0.82	0.79	0.98	0.70	0.76
Net realized and unrealized gain (loss)	4.97		2.19	(5.58)	(0.94)	8.40	5.39

Total from investment operations	5.53		3.01	(4.79)	0.04	9.10	6.15

Distributions to shareholders from:
Net investment income	—		(0.85)	(0.84)	(0.97)	(0.70)	(0.75)
Net realized gain	—		(0.54)	—	—	—	—

Total distributions	—		(1.39)	(0.84)	(0.97)	(0.70)	(0.75)

Net asset value, end of period	$43.63		$38.10	$36.48	$42.11	$43.04	$34.64

Total return	14.52%		8.26%	(11.35)%	0.07%	26.31%	21.03%
Ratios/supplemental data:
Net assets, end of period (millions)	$61,463		$54,187	$57,029	$64,040	$53,616	$40,556
Ratios of expenses to average net assets	0.64	%(a)	0.64%	0.64%	0.64%	0.64%	0.64%
Ratios of net investment income to average net assets	2.71	%(a)	2.12%	1.86%	2.39%	1.85%	2.31%
Portfolio turnover rate	9%		17%	18%	12%	13%	10%
(a)	Annualized

See accompanying Notes to Consolidated Financial Statements

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 17

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-551-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

PAGE 18 ▪ DODGE & COX INTERNATIONAL STOCK FUND

TRUSTEES AND EXECUTIVE OFFICERS

Charles F. Pohl, Chairman and Trustee

Chairman, Dodge & Cox

Dana M. Emery, President and Trustee

Chief Executive Officer and President, Dodge & Cox

Thomas A. Larsen, Independent Trustee

Senior Counsel, Arnold & Porter Kaye Scholer LLP

Ann Mather, Independent Trustee

Former Executive Vice President, Chief Financial Officer, and Company Secretary, Pixar Animation Studios

Robert B. Morris III, Independent Trustee

Former Partner and Managing Director - Global Investment Research, Goldman Sachs; Former Advisory Director, The Presidio Group

Gary Roughead, Independent Trustee

Robert and Marion Oster Distinguished Fellow, Hoover Institution, and former U.S. Navy Chief of Naval Operations

Mark E. Smith, Independent Trustee

Former Executive Vice President and Managing Director-Fixed Income, Loomis Sayles & Company, L.P.

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; and former Under Secretary for International Affairs, United States Treasury

Diana S. Strandberg, Senior Vice President

Senior Vice President and Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President and Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Executive Vice President, Secretary, and Senior Counsel, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Vice President and Chief Compliance Officer, Dodge & Cox

Roberta R.W. Kameda, Assistant Secretary

Vice President and General Counsel, Dodge & Cox

William W. Strickland, Assistant Secretary and Assistant Treasurer

Vice President and Chief Operating Officer, Dodge & Cox

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 19

International Stock Fund

dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2017, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

DODGE & COX FUNDS®

2017

Semi-Annual Report

June 30, 2017

Balanced Fund

ESTABLISHED 1931

TICKER:  DODBX

6/17 BF SAR       Printed on recycled paper

TO OUR SHAREHOLDERS

The Dodge & Cox Balanced Fund had a total return of 5.4% for the six months ended June 30, 2017, compared to a return of 6.5% for the Combined Index (a 60/40 blend of stocks and fixed income securities).

MARKET COMMENTARY

U.S. equity markets continued to climb during the first half of 2017: the S&P 500 reached an all-time high in mid-June and ended the period up 9%, marking its strongest first half since 2013. Information Technology was the best-performing sector of the S&P 500, and Energy was the worst-performing sector amid lower oil prices. Solid corporate earnings growth, combined with expectations of an improving economy, boosted U.S. equity returns and propelled valuations further above longer-term averages.

In fixed income, the U.S. investment-grade bond market delivered a 2.3% return for the first half of 2017, driven by narrowing credit yield premiums(a) and modest declines in longer-term interest rates. Generally positive macroeconomic data, changing investor expectations regarding Federal Reserve (Fed) policy, and ongoing legislative uncertainty influenced markets over this timeframe.

INVESTMENT STRATEGY

We set the Fund’s asset allocation based on our long-term outlook for the Fund’s equity and fixed income holdings, which currently favors equities. We decreased the allocation to equities by 3.0 percentage points during the first half of the year due to rising equity valuations. At quarter end, the Fund’s 69.7%(b) equity weighting (including 5.1% in preferred stocks) reflected our more positive outlook for total return potential from equities than from fixed income.

Equity Strategy

At Dodge & Cox, we approach each investment from the perspective of being a long-term part owner of a business and make gradual changes based on a three- to five-year investment horizon. Therefore, the equity portfolio has historically had low portfolio turnover. As a result of individual stock selection, the equity portfolio holds 63 common stocks across nine sectors; areas of emphasis are Financials, Health Care, and Information Technology.

During the volatility of 2016, we highlighted how the financial services holdings in the equity portfolio were trading at inexpensive valuations despite their asset growth, improved credit quality, cost reductions, and capital return prospects. Since then, however, share prices have risen and we have trimmed a number of positions, including Bank of America and Bank of New York Mellon.(c)

While we have trimmed Financials and certain other holdings amid higher U.S. equity market valuations, we continue to find areas of value offering long-term investment opportunities. For example, we recently added to several Health Care holdings, including AstraZeneca, and Energy companies in the portfolio.

AstraZeneca

AstraZeneca, which is based in the United Kingdom, is a global pharmaceutical company with strengths in treatments for cancer, respiratory illnesses, cardiovascular problems, and infectious diseases. In the second half of 2016, the share price was under pressure due to concerns about recent and upcoming patent expirations for several of its major drugs. Despite this headwind, we added to this holding in early 2017 after reaffirming our investment thesis.

The company’s long-term growth outlook is favorable given its robust new drug pipeline, particularly in oncology (cancer treatment). AstraZeneca has an attractive position in the revolutionary field of cancer immunotherapy, which harnesses the disease-fighting capabilities of the body’s immune system to attack cancerous tumors. We have conducted extensive due diligence, which included industry conferences and management meetings, and we continue to believe the immuno-oncology (IO) field holds great promise. Since the IO market is in its very early stages, sponsors and the scientific community are investing heavily into understanding which tumors can be targeted with IO and which patients will be most responsive to IO treatments (i.e., biomarkers). We think the field will evolve rapidly over the next five to ten years as physicians develop a better understanding of how these drugs work, creating a massive revenue and profit opportunity. With a 4.3% dividend yield, the current valuation is reasonable at 17 times forward earnings and does not appear to reflect potential success from the immunotherapy drug pipeline. AstraZeneca represented 1.9% of the equity portfolio on June 30.

Energy

Oil prices dropped 16% over the past six months, weighing heavily on the outlook for profitability and growth in the Energy sector. While the short-term direction of oil prices is difficult to forecast, we believe the long-term fundamentals of supply and demand point to higher prices. The current demand for oil, which is about 98 million barrels a day, continues to grow about one percent per year, driven by growing transportation demand in the developing world. Oil fields deplete as the resource is extracted, reducing the global production base about two to three percent per year, so continuing investment is required to meet current demand and to prepare for future demand growth. We anticipate that 15 to 20 million barrels per day of additional production will be needed over the next five years to meet demand if these trends continue. However, upstream capital investment has declined to a 10-year low, fewer new projects are being approved, and North American unconventional resources (including shale) are unlikely to grow enough to bridge this eventual gap.

The equity portfolio remains modestly overweight the Energy sector (7.1% compared to 6.0% for the S&P 500). Amid depressed valuations for energy companies, we recently added to selected holdings, including Anadarko Petroleum (an independent oil and gas exploration and production company) and Schlumberger (the world’s leading provider of oil services for drilling, production, and processing), among other holdings.

PAGE 2 ▪ DODGE & COX BALANCED FUND

Fixed Income Strategy

After a particularly dynamic year of valuation shifts and corresponding changes to portfolio positioning in 2016, the first six months of 2017 have been substantially less active. The portfolio continues to feature substantial positions in corporate bonds (40%) and Agency(d) MBS (32%) and smaller positions in government-related securities (6%), ABS (3%), and U.S. Treasuries (19%, which is roughly half the Bloomberg Barclays U.S. Aggregate Bond Index’s (Bloomberg Barclays U.S. Agg) weighting). We have also maintained a defensive duration(e) position, roughly 73% of the Bloomberg Barclays U.S. Agg’s duration, given our longer-term expectations for interest rates to rise more than currently implied by market valuations.

Opportunistic Reductions to Credit, But Credit Remains Attractive

The portfolio’s credit(f) weighting remained relatively stable during the first half of 2017, although there were changes in credit composition during the period. The year-long recovery in investor sentiment regarding commodity-related and emerging market issuers provided attractive opportunities to trim Cemex, Kinder Morgan, and Rio Oil Finance Trust. We similarly capitalized on the overall improvement in market valuations to reduce exposure to credits facing secular headwinds or transformational risk, such as Macy’s and Verizon. Notwithstanding the broader compression in credit spreads, we remained opportunistic in evaluating new additions for the credit portfolio. We added to the portfolio’s TransCanada position through the purchase of a new subordinated security. We also invested in short-duration Ford Motor Credit securities, which we believe offer attractive relative value compared to other alternatives in the intermediate portion of the market.

The portfolio’s taxable municipal holdings continued to perform well, particularly the State of Illinois general obligation (GO) bonds (a 1.3% position) which have outperformed over the past six months, despite recent volatility. The State passed a budget in July following a two-year impasse between the Republican governor and the Democrat-controlled General Assembly. The recent budget compromise included permanent income tax increases and spending reductions, both of which are credit positives. Taxable municipal securities remain a relatively small portion of the portfolio (4%) but offer attractive diversification benefits and better downside protection compared to corporate alternatives.

Reducing Interest Rate Risk

We continue to position the fixed income portfolio defensively vis-à-vis interest rate risk, with a duration that is 73% of the Bloomberg Barclays U.S. Agg’s duration. We expect U.S. economic growth to continue at an annual rate of 2% or slightly higher. Despite marginally reduced optimism regarding the Trump administration’s ability to implement its full agenda of regulatory reforms, tax reforms, and substantial fiscal stimulus, some success is likely to be achieved, which should support further U.S. economic growth. In addition, inflation measures are likely to firm amid a tight labor market. The combination of these factors should allow the Fed to continue its gradual hiking cycle and eventually begin to reduce its balance sheet, which should contribute to rising rates over our investment horizon.

IN CLOSING

Since U.S. equity valuations are now near recent highs, we have adopted a tempered outlook for broader U.S. equity market returns. However, as an active manager with a value-oriented approach, we remain optimistic about the long-term prospects for the Fund to preserve and enhance purchasing power. On June 30, the portfolio’s equity holdings collectively traded at 15.4 times forward earnings, a discount to the S&P 500, which traded at 18.6 times forward earnings.

In fixed income, yields remain low by historical standards, increasing the risk of low (or even negative) returns if yields rise substantially from current levels. In addition, the credit markets have performed extremely well over the past 16 months, a pace which is unlikely to be repeated in the near future. Notwithstanding somewhat challenged absolute return prospects in the near term, bonds serve a vital defensive role in the Fund by offering liquidity, income generation, downside protection, and low correlation to riskier asset classes.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

July 31, 2017

(a)	Yield premiums are one way to measure a security’s valuation. Narrowing yield premiums result in a higher valuation. Widening yield premiums result in a lower valuation.
(b)	Unless otherwise specified, all weightings and characteristics are as of June 30, 2017.
(c)	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
(d)	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The agency guarantee (by, for example, Ginnie Mae, Fannie Mae, or Freddie Mac) does not eliminate market risk.
(e)	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
(f)	Credit securities refers to corporate bonds and government-related securities, as classified by Bloomberg.

DODGE & COX BALANCED FUND ▪ PAGE 3

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund underperformed the Combined Index by 1.1 percentage points year to date. The Fund’s higher allocation to equities had a positive impact equity, security selection detracted from relative results.

Equity Portfolio

▪

The portfolio’s average overweight position (29% versus 14%) and holdings in the Financials sector (up 4% compared to up 7% for the S&P 500 sector) hurt relative performance. Goldman Sachs (down 7%) and Capital One Financial (down 4%) lagged.

▪	Poor returns from holdings in the Energy sector (down 21% compared to down 13% for the S&P 500 sector), combined with a higher average weighting (8% versus 7%), detracted from results.
▪

Information Technology was the strongest area of the market (up 17% for the S&P 500 sector), boosted by several large stocks not held in the portfolio. The performance of the portfolio’s holdings in the sector (up 12%) was modest in comparison.

Fixed Income Portfolio

▪

Security selection within credit was positive as certain emerging market-domiciled holdings performed well, including Cemex, Pemex, and Rio Oil Finance Trust. Other notable outperformers included Royal Bank of Scotland and Telecom Italia.

▪	The portfolio’s overweight to corporate bonds and underweight to U.S. Treasuries added to relative returns given the strong performance of credit.
▪	The portfolio’s Agency MBS holdings outperformed the MBS in the Bloomberg Barclays U.S. Agg after adjusting for duration differences.
▪	The portfolio’s shorter relative duration (70% of the Bloomberg Barclays U.S. Agg’s duration) detracted from relative returns.
▪	Certain corporate holdings underperformed, including Macy’s and Verizon.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 85 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The U.S. Equity Investment Committee, which is responsible for determining the asset allocation of the Balanced Fund and managing the equity portion of the Balanced Fund, is an eight-member committee with an average tenure at Dodge & Cox of 24 years. The U.S. Fixed Income Investment Committee, which is responsible for managing the debt portion of the Balanced Fund, is an eight-member committee with an average tenure of 22 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies or due to general market and economic conditions. The Fund also invests in individual bonds whose yields and market values fluctuate, so that an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 4 ▪ DODGE & COX BALANCED FUND

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2017

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Balanced Fund	20.01%	12.73%	6.01%	8.52%
S&P 500 Index	17.90	14.63	7.18	7.15
Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Barclays U.S. Agg)	-0.31	2.21	4.48	5.24
Combined Index(a)	10.34	9.65	6.41	6.71

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of S&P Global Inc. Bloomberg is a registered trademark of Bloomberg Finance L.P. and its affiliates. Barclays® is a trademark of Barclays Bank PLC.

(a)

The Combined Index reflects an unmanaged portfolio (rebalanced monthly) of 60% of the S&P 500 Index, which is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market, and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Barclays U.S. Agg), which is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable fixed income securities. The Fund may, however, invest up to 75% of its total assets in equity securities.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2017	Beginning Account Value 1/1/2017	Ending Account Value 6/30/2017	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,053.60	$2.69
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.17	2.65
*	Expenses are equal to the Fund’s annualized expense ratio of 0.53%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX BALANCED FUND ▪ PAGE 5

FUND INFORMATION (unaudited)	June 30, 2017

GENERAL INFORMATION
Net Asset Value Per Share	$106.18
Total Net Assets (billions)	$15.9
Expense Ratio	0.53%
Portfolio Turnover Rate (1/1/17 to 6/30/17, unannualized)	10%
30-Day SEC Yield(a)	1.74%
Fund Inception	1931
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the U.S. Equity Investment Committee, whose eight members’ average tenure at Dodge & Cox is 24 years, and by the U.S. Fixed Income Investment Committee, whose eight members’ average tenure is 22 years.

EQUITY PORTFOLIO (69.7%)	Fund
Number of Common Stocks	63
Number of Preferred Stocks	5
Median Market Capitalization (billions)(b)	$41
Price-to-Earnings Ratio(b)(c)	15.4x
Foreign Securities not in the S&P 500(d)	6.8%

FIVE LARGEST SECTORS (%)	Common	Preferred	Fund
Financials	18.6	4.7	23.3
Health Care	13.0	—	13.0
Information Technology	11.5	—	11.5
Consumer Discretionary	10.5	0.4	10.9
Energy	4.9	—	4.9

TEN LARGEST EQUITIES (%)(e)	Common	Preferred	Fund
Wells Fargo & Co.	2.5	1.6	4.1
JPMorgan Chase & Co.	1.6	1.7	3.3
Bank of America Corp.	2.5	0.5	3.0
Charles Schwab Corp.	2.6	—	2.6
Capital One Financial Corp.	2.4	—	2.4
Novartis AG (Switzerland)	2.1	—	2.1
Charter Communications, Inc.	2.0	—	2.0
Sanofi (France)	2.0	—	2.0
Goldman Sachs Group, Inc.	1.9	—	1.9
Alphabet, Inc.	1.9	—	1.9

ASSET ALLOCATION

FIXED INCOME PORTFOLIO (28.4%)	Fund
Number of Credit Issuers	48
Effective Duration (years)	4.4

SECTOR DIVERSIFICATION (%)	Fund
U.S. Treasury(g)	5.3
Government-Related	1.7
Securitized	10.1
Corporate	11.3

CREDIT QUALITY (%)(h)	Fund
U.S. Treasury/Agency/GSE(g)	14.4
Aaa	0.5
Aa	1.0
A	0.8
Baa	9.2
Ba	2.1
B	0.0
Caa	0.4

FIVE LARGEST CREDIT ISSUERS (%)(e)	Fund
Bank of America Corp.	0.6
Petroleos Mexicanos	0.5
State of California GO	0.5
Charter Communications, Inc.	0.5
Telecom Italia SPA	0.5

(a)	SEC Yield is an annualization of the Fund’s net investment income for the trailing 30-day period. Dividends paid by the Fund may be higher or lower than implied by the SEC Yield.
(b)	Excludes the Fund’s preferred stock positions.
(c)	Price-to-earnings (P/E) ratio is calculated using 12-month forward earnings estimates from third-party sources.
(d)	Foreign stocks are U.S. dollar denominated.
(e)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(f)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.
(g)	Data as presented excludes the Fund’s position in Treasury futures contracts.
(h)

The credit quality distribution shown for the Fund is based on the middle of Moody’s, S&P’s, and Fitch ratings, which is the methodology used by Bloomberg in constructing its indices. If a security is rated by only two agencies, the lower of the two ratings is used. Please note the Fund applies the highest of Moody’s, S&P’s, and Fitch ratings to determine compliance with the quality requirements stated in its prospectus. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

PAGE 6 ▪ DODGE & COX BALANCED FUND

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2017

COMMON STOCKS: 64.6%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 10.5%
AUTOMOBILES & COMPONENTS: 0.3%
Harley-Davidson, Inc.	893,400	$48,261,468

CONSUMER DURABLES & APPAREL: 0.5%
Coach, Inc.	1,495,036	70,775,004

MEDIA: 7.9%
Charter Communications, Inc., Class A(a)	941,907	317,281,373
Comcast Corp., Class A	7,263,448	282,693,396
DISH Network Corp., Class A(a)	1,700,032	106,694,009
News Corp., Class A	1,022,304	14,005,565
Time Warner, Inc.	2,941,366	295,342,560
Twenty-First Century Fox, Inc., Class A	6,997,200	198,300,648
Twenty-First Century Fox, Inc., Class B	1,565,000	43,616,550

		1,257,934,101
RETAILING: 1.8%
Liberty Interactive Corp. QVC Group, Series A(a)	2,565,850	62,965,959
Target Corp.	1,838,400	96,129,936
The Priceline Group, Inc.(a)	65,400	122,332,008

		281,427,903

		1,658,398,476
CONSUMER STAPLES: 1.0%
FOOD & STAPLES RETAILING: 1.0%
Wal-Mart Stores, Inc.	2,110,400	159,715,072

ENERGY: 4.9%
Anadarko Petroleum Corp.	3,126,892	141,773,283
Apache Corp.	2,920,139	139,962,262
Baker Hughes, Inc.	2,356,079	128,429,866
Concho Resources, Inc.(a)	575,900	69,989,127
National Oilwell Varco, Inc.	3,181,000	104,782,140
Schlumberger, Ltd. (Curacao/United States)	2,749,221	181,008,711
Weatherford International PLC(a) (Ireland)	4,970,000	19,233,900

		785,179,289
FINANCIALS: 18.6%
BANKS: 7.1%
Bank of America Corp.	16,213,400	393,337,084
BB&T Corp.	1,994,584	90,574,059
JPMorgan Chase & Co.	2,754,100	251,724,740
Wells Fargo & Co.	7,249,606	401,700,669

		1,137,336,552
DIVERSIFIED FINANCIALS: 9.6%
American Express Co.	2,571,000	216,581,040
Bank of New York Mellon Corp.	4,167,400	212,620,748
Capital One Financial Corp.	4,534,059	374,603,955
Charles Schwab Corp.	9,535,000	409,623,600
Goldman Sachs Group, Inc.	1,378,900	305,977,910

		1,519,407,253
INSURANCE: 1.9%
AEGON NV (Netherlands)	12,485,240	63,799,576
MetLife, Inc.	4,266,000	234,374,040

		298,173,616

		2,954,917,421
HEALTH CARE: 13.0%
HEALTH CARE EQUIPMENT & SERVICES: 4.6%
Cigna Corp.	1,323,559	221,550,541
Danaher Corp.	468,100	39,502,959
Express Scripts Holding Co.(a)	3,500,668	223,482,645
Medtronic PLC (Ireland)	1,015,200	90,099,000
UnitedHealth Group, Inc.	858,772	159,233,504

		733,868,649
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 8.4%
Alnylam Pharmaceuticals, Inc.(a)	811,000	64,685,360
AstraZeneca PLC ADR (United Kingdom)	6,060,899	206,616,047

	SHARES	VALUE
Bristol-Myers Squibb Co.	2,842,800	$158,400,816
Eli Lilly and Co.	554,506	45,635,844
Merck & Co., Inc.	1,084,775	69,523,230
Novartis AG ADR (Switzerland)	3,986,300	332,736,461
Roche Holding AG ADR (Switzerland)	4,446,000	141,382,800
Sanofi ADR (France)	6,515,265	312,146,346

		1,331,126,904

		2,064,995,553
INDUSTRIALS: 3.3%
CAPITAL GOODS: 0.9%
Johnson Controls International PLC (Ireland)	3,445,297	149,388,078

TRANSPORTATION: 2.4%
FedEx Corp.	1,100,254	239,118,202
Union Pacific Corp.	1,243,000	135,375,130

		374,493,332

		523,881,410
INFORMATION TECHNOLOGY: 11.5%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.5%
Maxim Integrated Products, Inc.	1,665,291	74,771,566

SOFTWARE & SERVICES: 5.2%
Alphabet, Inc., Class A(a)	14,500	13,480,360
Alphabet, Inc., Class C(a)	316,395	287,517,629
Dell Technologies, Inc., Class V(a)	672,163	41,075,881
DXC Technology Co.	1,274,599	97,787,235
Microsoft Corp.	3,872,700	266,945,211
Synopsys, Inc.(a)	543,100	39,608,283
VMware, Inc.(a)	818,400	71,552,712

		817,967,311
TECHNOLOGY, HARDWARE & EQUIPMENT: 5.8%
Cisco Systems, Inc.	5,918,100	185,236,530
Corning, Inc.	1,186,200	35,645,310
Hewlett Packard Enterprise Co.	16,964,512	281,441,254
HP Inc.	11,585,112	202,507,758
Juniper Networks, Inc.	1,849,329	51,559,292
NetApp, Inc.	1,176,891	47,134,485
TE Connectivity, Ltd. (Switzerland)	1,583,036	124,553,272

		928,077,901

		1,820,816,778
MATERIALS: 0.6%
Celanese Corp., Series A	1,042,532	98,977,988

TELECOMMUNICATION SERVICES: 1.2%
Sprint Corp.(a)	16,261,671	133,508,319
Zayo Group Holdings, Inc.(a)	1,610,000	49,749,000

		183,257,319
TOTAL COMMON STOCKS (Cost $6,316,417,618)		$10,250,139,306

PREFERRED STOCKS: 5.1%

	PAR VALUE	VALUE
CONSUMER DISCRETIONARY: 0.4%
MEDIA: 0.4%
NBCUniversal Enterprise, Inc. 5.25%(c)	$53,210,000	$56,554,781

FINANCIALS: 4.7%
BANKS: 4.7%
Bank of America Corp. 6.10%	16,008,000	17,390,291
Bank of America Corp. 6.25%	52,470,000	56,798,775
Citigroup, Inc. 5.95%
7/29/49	5,175,000	5,504,906
12/31/49	77,327,000	82,858,200
Citigroup, Inc. 6.25%	50,886,000	56,451,656
JPMorgan Chase & Co. 6.10%	254,565,000	276,203,025

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 7

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2017

PREFERRED STOCKS (continued)

	PAR VALUE	VALUE
Wells Fargo & Co. 5.875%	$227,645,000	$250,857,961

		746,064,814

TOTAL PREFERRED STOCKS (Cost $739,142,989)		$802,619,595

DEBT SECURITIES: 28.4%
U.S. TREASURY: 5.3%
U.S. Treasury Note/Bond 0.875%, 4/15/19	40,000,000	39,651,560
0.875%, 5/15/19	37,500,000	37,154,288
1.625%, 7/31/19	102,715,000	103,188,413
1.625%, 3/15/20	50,000,000	50,154,300
1.625%, 11/30/20	6,585,000	6,580,371
1.75%, 12/31/20	96,775,000	97,043,357
1.125%, 2/28/21	127,255,000	124,665,106
1.125%, 7/31/21	56,610,000	55,172,616
1.75%, 11/30/21	130,000,000	129,654,720
1.875%, 1/31/22	90,500,000	90,606,066
1.875%, 2/28/22	35,790,000	35,829,154
1.75%, 5/31/22	66,339,000	65,942,492

		835,642,443

		835,642,443
GOVERNMENT-RELATED: 1.7%
FEDERAL AGENCY: 0.0%
Small Business Admin. — 504 Program
Series 1997-20I 1, 6.90%, 9/1/17	47,734	48,124
Series 1998-20D 1, 6.15%, 4/1/18	94,420	95,420
Series 1998-20I 1, 6.00%, 9/1/18	100,351	101,321
Series 1999-20F 1, 6.80%, 6/1/19	119,116	121,914
Series 2000-20D 1, 7.47%, 4/1/20	649,382	673,849
Series 2000-20E 1, 8.03%, 5/1/20	103,193	107,662
Series 2000-20G 1, 7.39%, 7/1/20	256,485	265,883
Series 2000-20I 1, 7.21%, 9/1/20	145,549	150,799
Series 2001-20E 1, 6.34%, 5/1/21	454,714	477,894
Series 2001-20G 1, 6.625%, 7/1/21	508,534	535,172
Series 2003-20J 1, 4.92%, 10/1/23	1,821,443	1,930,968
Series 2007-20F 1, 5.71%, 6/1/27	2,387,607	2,567,598

		7,076,604
FOREIGN AGENCY: 0.7%
Petroleo Brasileiro SA (Brazil) 4.375%, 5/20/23	20,950,000	19,755,850
Petroleos Mexicanos (Mexico) 4.25%, 1/15/25	22,685,000	22,061,162
6.50%, 3/13/27(c)	18,400,000	19,766,200
6.625%, 6/15/35	9,425,000	9,743,094
6.375%, 1/23/45	20,125,000	19,621,875
5.625%, 1/23/46	16,675,000	14,782,388

		105,730,569
LOCAL AUTHORITY: 1.0%
New Jersey Turnpike Authority RB 7.102%, 1/1/41	12,436,000	18,250,576
State of California GO 7.50%, 4/1/34	13,470,000	19,607,067
7.55%, 4/1/39	22,525,000	34,389,368
7.30%, 10/1/39	13,730,000	20,056,921
7.625%, 3/1/40	5,540,000	8,463,735
State of Illinois GO 5.665%, 3/1/18	28,485,000	28,950,730
5.877%, 3/1/19	10,225,000	10,580,625
5.10%, 6/1/33	22,615,000	21,170,354

		161,469,376

		274,276,549
SECURITIZED: 10.1%
ASSET-BACKED: 1.0%
Auto Loan: 0.1%
Ford Credit Auto Owner Trust Series 2015-1 A, 2.12%, 7/15/26(c)	16,450,000	16,514,787

	PAR VALUE	VALUE
Credit Card: 0.3%
American Express Master Trust Series 2017-4 A, 1.64%, 12/15/21	$44,759,000	$44,707,241
Other: 0.4%
Rio Oil Finance Trust (Brazil) 9.25%, 7/6/24(c)	27,990,276	28,417,127
9.75%, 1/6/27(c)	36,532,617	37,263,270

		65,680,397
Student Loan: 0.2%
SLM Student Loan Trust (Private Loans)
Series 2014-A A2A, 2.59%, 1/15/26(c)	5,250,000	5,286,918
Series 2012-B A2, 3.48%, 10/15/30(c)	3,711,294	3,748,964
Series 2012-E A2A, 2.09%, 6/15/45(c)	10,776,005	10,783,930
Series 2012-C A2, 3.31%, 10/15/46(c)	5,806,054	5,868,686

		25,688,498

		152,590,923
CMBS: 0.1%
Agency CMBS: 0.1%
Fannie Mae Multifamily DUS
Pool AL8144, 2.404%, 10/1/22	7,916,079	8,037,956
Pool AL9086, 2.484%, 7/1/23	3,076,533	3,080,872

		11,118,828

		11,118,828
MORTGAGE-RELATED: 9.0%
Federal Agency CMO & REMIC: 1.2%
Dept. of Veterans Affairs
Series 1995-1 1, 6.987%, 2/15/25	284,088	311,491
Series 1995-2C 3A, 8.793%, 6/15/25	131,756	155,564
Series 2002-1 2J, 6.50%, 8/15/31	8,255,419	9,339,038
Fannie Mae
Trust 2002-33 A1, 7.00%, 6/25/32	1,764,790	2,048,351
Trust 2009-66 ET, 6.00%, 5/25/39	2,750,358	2,951,588
Trust 2009-30 AG, 6.50%, 5/25/39	2,123,039	2,353,146
Trust 2001-T7 A1, 7.50%, 2/25/41	1,317,874	1,540,241
Trust 2001-T5 A3, 7.50%, 6/19/41	559,104	667,490
Trust 2001-T8 A1, 7.50%, 7/25/41	1,401,448	1,630,737
Trust 2001-T4 A1, 7.50%, 7/25/41	1,352,118	1,579,384
Trust 2001-W3 A, 6.424%, 9/25/41	911,395	995,285
Trust 2001-T10 A2, 7.50%, 12/25/41	1,077,991	1,265,513
Trust 2013-106 MA, 4.00%, 2/25/42	8,901,889	9,403,756
Trust 2002-W6 2A1, 6.083%, 6/25/42	1,419,882	1,646,372
Trust 2002-W8 A2, 7.00%, 6/25/42	1,818,793	2,136,687
Trust 2003-W2 1A1, 6.50%, 7/25/42	3,029,510	3,514,184
Trust 2003-W2 1A2, 7.00%, 7/25/42	1,133,781	1,351,765
Trust 2003-W4 4A, 6.703%, 10/25/42	1,464,364	1,698,799
Trust 2012-121 NB, 7.00%, 11/25/42	2,250,088	2,594,093
Trust 2013-98 FA, 1.766%, 9/25/43	8,814,178	8,903,357
Trust 2004-T1 1A2, 6.50%, 1/25/44	1,756,540	2,018,965
Trust 2004-W2 5A, 7.50%, 3/25/44	3,046,485	3,592,359
Trust 2004-W8 3A, 7.50%, 6/25/44	496,584	583,512
Trust 2005-W4 1A2, 6.50%, 8/25/45	4,717,761	5,454,861
Trust 2009-11 MP, 7.00%, 3/25/49	4,604,823	5,365,915
Freddie Mac
Series 1078 GZ, 6.50%, 5/15/21	75,285	78,468
Series 16 PK, 7.00%, 8/25/23	1,647,963	1,798,162
Series T-48 1A4, 5.538%, 7/25/33	26,676,450	29,191,263
Series 314 F2, 1.769%, 9/15/43	18,969,038	19,100,386
Series T-51 1A, 6.50%, 9/25/43	179,587	208,819
Series T-59 1A1, 6.50%, 10/25/43	9,648,323	11,389,230
Series 4281 BC, 4.50%, 12/15/43	55,917,741	60,254,883

		195,123,664

PAGE 8 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2017

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
Federal Agency Mortgage Pass-Through: 7.8%
Fannie Mae, 15 Year 6.00%, 7/1/17-3/1/22	$295,076	$306,832
6.50%, 4/1/18-11/1/18	13,855	13,908
7.00%, 11/1/18	2,463	2,480
4.50%, 1/1/25-1/1/27	12,285,403	12,955,259
3.50%, 11/1/25-12/1/29	30,971,311	32,242,040
4.00%, 9/1/26-3/1/29	74,020,480	77,888,547
Fannie Mae, 20 Year 4.00%, 11/1/30-2/1/37	54,225,420	57,563,949
4.50%, 1/1/31-12/1/34	84,970,889	91,322,446
3.50%, 6/1/35-4/1/37	95,732,135	99,177,186
Fannie Mae, 30 Year 6.50%, 12/1/28-8/1/39	19,753,592	22,484,974
5.50%, 7/1/33-8/1/37	12,913,992	14,464,795
6.00%, 9/1/36-8/1/37	17,569,423	20,043,921
7.00%, 4/1/37-8/1/37	6,095,330	7,104,888
4.50%, 1/1/39-4/1/46	208,281,641	224,491,113
Fannie Mae, 40 Year 4.50%, 6/1/56	50,215,968	54,073,195
Fannie Mae, Hybrid ARM 2.601%, 9/1/34	1,160,332	1,216,478
2.891%, 12/1/34	1,654,608	1,730,893
2.874%, 1/1/35	1,980,978	2,057,601
3.20%, 1/1/35	1,284,028	1,338,796
2.942%, 8/1/35-9/1/45	5,556,993	5,711,519
2.815%, 9/1/36	147,560	152,064
3.40%, 5/1/37	1,238,180	1,283,333
4.321%, 7/1/39	1,798,150	1,894,243
3.765%, 11/1/40	2,578,511	2,678,409
3.546%, 12/1/40	5,102,874	5,306,234
2.623%, 11/1/43	5,337,313	5,508,911
2.701%, 4/1/44	14,179,285	14,631,013
2.809%, 11/1/44	22,545,606	23,182,338
2.808%, 12/1/44	15,514,809	15,946,990
2.829%, 12/1/45	22,252,914	22,809,208
2.643%, 1/1/46	19,239,532	19,607,282
3.189%, 6/1/47	15,026,400	15,450,196
3.158%, 7/1/47	20,111,039	20,658,960
Freddie Mac, Hybrid ARM 3.795%, 5/1/34	2,115,113	2,253,294
2.752%, 10/1/35	2,231,665	2,358,080
3.292%, 4/1/37	2,319,428	2,450,173
3.059%, 9/1/37	1,357,493	1,448,038
6.231%, 1/1/38	453,838	482,124
3.775%, 2/1/38	5,346,228	5,715,495
4.681%, 7/1/38	291,631	312,313
3.266%, 10/1/38	1,544,343	1,631,255
3.594%, 10/1/41	1,223,886	1,271,529
2.581%, 8/1/42	9,311,413	9,636,396
2.954%, 5/1/44	14,774,892	15,201,518
2.962%, 5/1/44	1,904,706	1,954,774
2.961%, 6/1/44	4,448,006	4,566,619
3.095%, 6/1/44	5,464,858	5,619,362
3.085%, 1/1/45	28,326,200	29,150,042
2.753%, 10/1/45	11,733,033	11,975,411
2.81%, 10/1/45	13,211,906	13,521,124
3.249%, 7/1/47	11,290,262	11,592,904
Freddie Mac Gold, 15 Year 6.50%, 8/1/17-9/1/18	9,362	9,385
6.00%, 2/1/18	1,090	1,090
4.50%, 9/1/24-9/1/26	8,285,076	8,789,160
4.00%, 3/1/25-11/1/26	31,444,182	33,005,701
Freddie Mac Gold, 20 Year 6.50%, 10/1/26	3,737,807	4,102,490
4.50%, 4/1/31-6/1/31	10,404,178	11,158,203

	PAR VALUE	VALUE
Freddie Mac Gold, 30 Year 7.75%, 7/25/21	$189,249	$198,298
7.47%, 3/17/23	77,580	83,281
6.50%, 12/1/32-4/1/33	5,681,449	6,530,886
7.00%, 11/1/37-9/1/38	4,769,196	5,414,814
5.50%, 12/1/37	672,110	750,350
6.00%, 2/1/39	1,741,704	1,968,193
4.50%, 9/1/41-6/1/47	160,416,571	172,013,995
Ginnie Mae, 30 Year 7.97%, 4/15/20-1/15/21	193,532	205,729
7.50%, 11/15/24-10/15/25	664,776	746,890

		1,241,418,917

		1,436,542,581

		1,600,252,332
CORPORATE: 11.3%
FINANCIALS: 4.1%
Bank of America Corp.
7.625%, 6/1/19	14,175,000	15,638,427
5.625%, 7/1/20	19,324,000	21,160,244
4.20%, 8/26/24	5,825,000	6,043,146
6.625%, 5/23/36(b)	37,275,000	45,097,718
Barclays PLC (United Kingdom)
4.375%, 9/11/24	23,275,000	23,556,441
4.836%, 5/9/28	4,525,000	4,626,342
BNP Paribas SA (France)
4.25%, 10/15/24	31,175,000	32,516,959
4.375%, 9/28/25(c)	13,700,000	14,202,132
4.375%, 5/12/26(c)	8,000,000	8,285,360
Boston Properties, Inc.
3.85%, 2/1/23	7,800,000	8,205,171
3.125%, 9/1/23	17,550,000	17,764,847
3.80%, 2/1/24	5,000,000	5,187,465
Capital One Financial Corp.
3.50%, 6/15/23	21,006,000	21,424,755
4.20%, 10/29/25	10,175,000	10,260,816
Cigna Corp.
7.875%, 5/15/27	21,888,000	29,372,361
8.30%, 1/15/33	8,845,000	12,300,556
Citigroup, Inc.
4.00%, 8/5/24	5,925,000	6,098,561
7.542%, 10/30/40(b)	37,080,925	38,564,162
Equity Residential
3.00%, 4/15/23	14,775,000	14,835,637
2.85%, 11/1/26	6,000,000	5,769,960
HSBC Holdings PLC (United Kingdom)
4.30%, 3/8/26	4,600,000	4,895,421
6.50%, 5/2/36	27,355,000	35,066,976
6.50%, 9/15/37	21,490,000	27,818,375
JPMorgan Chase & Co. 8.75%, 9/1/30(b)	23,042,000	34,476,593
Lloyds Banking Group PLC (United Kingdom)
4.50%, 11/4/24	19,575,000	20,386,208
4.65%, 3/24/26	11,100,000	11,567,177
Navient Corp.
4.625%, 9/25/17	9,550,000	9,573,875
8.45%, 6/15/18	21,054,000	22,169,862
Royal Bank of Scotland Group PLC (United Kingdom)
6.125%, 12/15/22	44,666,000	48,896,183
6.00%, 12/19/23	4,000,000	4,412,928
Unum Group
7.19%, 2/1/28	8,305,000	9,902,865
7.25%, 3/15/28	2,030,000	2,581,376
6.75%, 12/15/28	11,368,000	13,871,666

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 9

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2017

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
Wells Fargo & Co.
1.873%, 12/6/19	$11,575,000	$11,710,404
2.15%, 12/6/19	22,800,000	22,906,658
4.30%, 7/22/27	21,995,000	23,064,837

		644,212,464
INDUSTRIALS: 6.8%
AT&T, Inc.
5.35%, 9/1/40	27,575,000	29,233,223
4.75%, 5/15/46	7,000,000	6,873,622
5.65%, 2/15/47	5,175,000	5,706,090
4.50%, 3/9/48	24,560,000	23,152,884
BHP Billiton, Ltd. (Australia) 6.75%, 10/19/75(b)(c)	19,800,000	22,623,282
Burlington Northern Santa Fe LLC(e)
5.72%, 1/15/24	3,598,989	3,965,348
5.342%, 4/1/24	7,331,181	7,980,199
5.629%, 4/1/24	11,444,876	12,559,447
Cemex SAB de CV (Mexico)
6.00%, 4/1/24(c)	10,575,000	11,236,995
5.70%, 1/11/25(c)	22,475,000	23,851,594
6.125%, 5/5/25(c)	8,100,000	8,727,750
Charter Communications, Inc.
8.75%, 2/14/19	7,840,000	8,623,553
8.25%, 4/1/19	21,815,000	24,066,090
4.125%, 2/15/21	2,260,000	2,363,106
4.908%, 7/23/25	11,600,000	12,532,779
6.55%, 5/1/37	11,000,000	13,148,993
6.75%, 6/15/39	2,110,000	2,585,474
6.484%, 10/23/45	12,070,000	14,504,567
5.375%, 5/1/47(c)	4,100,000	4,343,351
Cox Enterprises, Inc.
3.25%, 12/15/22(c)	6,240,000	6,226,166
2.95%, 6/30/23(c)	37,166,000	36,244,989
3.85%, 2/1/25(c)	24,125,000	24,308,905
CRH PLC (Ireland) 3.875%, 5/18/25(c)	17,100,000	17,772,235
Dell Technologies, Inc.
4.42%, 6/15/21(c)	25,415,000	26,790,536
5.45%, 6/15/23(c)	14,966,000	16,238,619
Dillard’s, Inc.
7.875%, 1/1/23	8,660,000	10,030,298
7.75%, 7/15/26	50,000	57,913
7.75%, 5/15/27	540,000	622,492
7.00%, 12/1/28	15,135,000	16,765,176
Dow Chemical Co.
7.375%, 11/1/29	17,000,000	22,829,708
9.40%, 5/15/39	5,677,000	9,551,677
Ford Motor Credit Co. LLC(e)
2.681%, 1/9/20	13,000,000	13,086,476
5.75%, 2/1/21	12,700,000	13,973,213
5.875%, 8/2/21	12,945,000	14,434,076
4.25%, 9/20/22	9,593,000	10,076,545
4.375%, 8/6/23	7,900,000	8,310,476
Imperial Brands PLC (United Kingdom)
3.75%, 7/21/22(c)	10,475,000	10,904,695
4.25%, 7/21/25(c)	44,175,000	46,630,821
Kinder Morgan, Inc.
4.30%, 6/1/25	11,050,000	11,489,436
5.50%, 3/1/44	25,893,000	26,758,318
5.40%, 9/1/44	18,119,000	18,297,273
Macy’s, Inc.
6.90%, 1/15/32	42,110,000	43,698,052
6.70%, 7/15/34	5,890,000	6,103,813
Naspers, Ltd. (South Africa)
6.00%, 7/18/20(c)	16,900,000	18,252,000

	PAR VALUE	VALUE
5.50%, 7/21/25(c)	$20,075,000	$21,470,213
4.85%, 7/6/27(c)	14,200,000	14,235,500
RELX PLC (United Kingdom) 3.125%, 10/15/22	17,458,000	17,495,971
Telecom Italia SPA (Italy)
7.175%, 6/18/19	27,527,000	30,038,839
5.303%, 5/30/24(c)	25,025,000	26,839,312
7.20%, 7/18/36	11,596,000	13,444,113
7.721%, 6/4/38	7,062,000	8,545,020
Time Warner, Inc.
7.625%, 4/15/31	15,500,000	21,143,271
7.70%, 5/1/32	16,944,000	23,590,250
TransCanada Corp. (Canada)
5.625%, 5/20/75(b)	20,570,000	21,728,297
5.875%, 8/15/76(b)	4,500,000	4,883,400
5.30%, 3/15/77(b)	18,885,000	19,413,780
Twenty-First Century Fox, Inc.
6.15%, 3/1/37	15,000,000	18,760,635
6.65%, 11/15/37	4,638,000	6,125,346
Ultrapar Participacoes SA (Brazil) 5.25%, 10/6/26(c)	15,050,000	15,027,425
Union Pacific Corp. 6.176%, 1/2/31	8,438,236	9,797,509
Verizon Communications, Inc.
4.272%, 1/15/36	11,847,000	11,446,903
4.522%, 9/15/48	7,000,000	6,636,847
5.012%, 4/15/49(c)	49,149,000	49,705,612
Vulcan Materials Co. 7.50%, 6/15/21	20,340,000	24,002,441
Xerox Corp.
6.35%, 5/15/18	16,835,000	17,461,110
4.50%, 5/15/21	13,311,000	13,941,369
Zoetis, Inc.
3.25%, 2/1/23	2,150,000	2,203,234
4.50%, 11/13/25	17,545,000	19,156,561

		1,084,625,213
UTILITIES: 0.4%
Dominion Energy, Inc.
4.104%, 4/1/21	5,300,000	5,562,292
5.75%, 10/1/54(b)	22,950,000	24,556,500
Enel SPA (Italy)
6.80%, 9/15/37(c)	13,700,000	17,571,044
6.00%, 10/7/39(c)	13,352,000	15,897,051

		63,586,887

		1,792,424,564

TOTAL DEBT SECURITIES (Cost $4,314,864,994)		$4,502,595,888

EQUITY INDEX PUT OPTIONS PURCHASED: 0.6%

	CONTRACTS	VALUE
S&P 500 Index, 12/15/17 at $2,275	633,819	$25,226,586
S&P 500 Index, 12/21/18 at $2,375	150,000	23,505,297
S&P 500 Index, 6/15/18 at $2,375	450,000	51,817,502

TOTAL EQUITY INDEX PUT OPTIONS PURCHASED (Cost $160,030,157)		$100,549,385

SHORT-TERM INVESTMENTS: 1.9%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
State Street Institutional Treasury Plus Money Market Fund	$15,856,875	$15,856,875

PAGE 10 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2017

SHORT-TERM INVESTMENTS (continued)

	PAR VALUE	VALUE
REPURCHASE AGREEMENT: 1.8%
Fixed Income Clearing Corporation(d) 0.60%, dated 6/30/17, due 7/3/17, maturity value $281,292,064	$281,278,000	$281,278,000

TOTAL SHORT-TERM INVESTMENTS (Cost $297,134,875)		$297,134,875

TOTAL INVESTMENTS (Cost $11,827,590,633)	100.6%	$15,953,039,049
OTHER ASSETS LESS LIABILITIES	(0.6%)	(91,937,253)

NET ASSETS	100.0%	$15,861,101,796

(a)	Non-income producing
(b)	Hybrid security
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2017, all such securities in total represented $641,590,250 or 4.0% of net assets. These securities have been deemed liquid by Dodge & Cox, investment manager, pursuant to procedures approved by the Fund’s Board of Trustees.

(d)	Repurchase agreement is collateralized by U.S. Treasury Notes 1.25%-1.375%, 6/30/23-7/31/23. Total collateral value is $286,907,537.
(e)	Subsidiary (see below)

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed—the country of incorporation and the country designated by an appropriate index, respectively.

Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.

ADR: American Depositary Receipt

ARM: Adjustable Rate Mortgage

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

GO: General Obligation

RB: Revenue Bond

REMIC: Real Estate Mortgage Investment Conduit

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Note—Short Position	1,334	Sep 2017	$(167,458,688)	$272,915
Long Term U.S. Treasury Bond—Short Position	741	Sep 2017	(122,913,375)	(2,218,939)

				$(1,946,024)

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 11

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2017
ASSETS:
Investments, at value (cost $11,667,560,476)	$15,953,039,049
Cash held at broker	4,424,000
Receivable for investments sold	12,937,535
Receivable from broker for variation margin	1,455,225
Receivable for Fund shares sold	9,499,488
Dividends and interest receivable	54,706,282
Prepaid expenses and other assets	31,725

16,036,093,304

LIABILITIES:
Collateral payable for option contracts	102,180,000
Payable for investments purchased	60,832,487
Payable for Fund shares redeemed	4,815,651
Management fees payable	6,510,902
Accrued expenses	652,468

174,991,508

NET ASSETS	$15,861,101,796

NET ASSETS CONSIST OF:
Paid in capital	$11,326,003,032
Undistributed net investment income	2,544,275
Undistributed net realized gain	409,052,097
Net unrealized appreciation	4,123,502,392

$15,861,101,796

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	149,372,846
Net asset value per share	$106.18

STATEMENT OF OPERATIONS (unaudited)

Six Months Ended June 30, 2017
INVESTMENT INCOME:
Dividends (net of foreign taxes of $4,287,101)	$103,431,977
Interest	96,426,432

199,858,409

EXPENSES:
Management fees	39,060,375
Custody and fund accounting fees	132,598
Transfer agent fees	800,011
Professional services	96,948
Shareholder reports	149,989
Registration fees	108,536
Trustees’ fees	130,000
ADR depository services fees	673,109
Miscellaneous	135,688

41,287,254

NET INVESTMENT INCOME	158,571,155

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments	425,827,092
Futures contracts	(7,334,272)
Option contracts	(223,936)
Net change in unrealized appreciation/depreciation
Investments	305,474,689
Futures contracts	(3,410,331)
Option contracts	(59,480,774)

Net realized and unrealized gain	660,852,468

NET CHANGE IN NET ASSETS FROM OPERATIONS	$819,423,623

STATEMENT OF CHANGES IN NET ASSETS (unaudited)

	Six Months Ended June 30, 2017	Year Ended December 31, 2016
OPERATIONS:
Net investment income	$158,571,155	$342,632,985
Net realized gain	418,268,884	652,399,623
Net change in unrealized appreciation/depreciation	242,583,584	1,209,354,799

	819,423,623	2,204,387,407

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(158,421,260)	(342,522,606)
Net realized gain	(235,339,962)	(577,591,290)

Total distributions	(393,761,222)	(920,113,896)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	986,602,960	1,311,438,514
Reinvestment of distributions	373,059,416	873,912,502
Cost of shares redeemed	(1,305,785,901)	(2,357,390,650)

Net change from Fund share transactions	53,876,475	(172,039,634)

Total change in net assets	479,538,876	1,112,233,877

NET ASSETS:
Beginning of period	15,381,562,920	14,269,329,043

End of period (including undistributed net investment income of $2,544,275 and $2,394,380, respectively)	$15,861,101,796	$15,381,562,920

SHARE INFORMATION:
Shares sold	9,325,656	13,426,666
Distributions reinvested	3,559,314	8,834,100
Shares redeemed	(12,340,967)	(24,554,403)

Net change in shares outstanding	544,003	(2,293,637)

PAGE 12 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Balanced Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on June 26, 1931, and seeks regular income, conservation of principal, and an opportunity for long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Portfolio securities and other financial instruments for which market quotes are readily available are valued at market value. Listed securities are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security.

Debt securities, certain preferred stocks, and derivatives traded over the counter, are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities. All securities held by the Fund are denominated in U.S. dollars.

If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Foreign taxes The Fund may be subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on

DODGE & COX BALANCED FUND ▪ PAGE 13

NOTES TO FINANCIAL STATEMENTS (unaudited)

applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in “dividends and interest receivable” on the Statement of Assets and Liabilities.

Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Futures Contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures contracts are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded on the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded on the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund has maintained short Treasury futures contracts to assist with the management of the portfolio’s interest rate exposure. During the six months ended June 30, 2017, these Treasury futures contracts had notional values ranging from 1% to 3% of net assets.

Equity Index Put Options. An equity index put option gives its holder the right (but not the obligation) to sell the future value of an equity stock index, such as the S&P 500 index, at a predetermined strike price. A put option has value at its expiration if the index price is lower than the strike price. The buyer of an equity index put option pays a premium amount to purchase the contract, but has no payment obligations thereafter. Changes in the value of open equity index put options are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses are recorded in the Statement of Operations at the closing or expiration of the options. Cash collateral received from the broker is recorded on the Statement of Assets and Liabilities.

The Fund has entered into over-the-counter equity index put options to hedge against a general downturn in the equity markets. During the six months ended June 30, 2017, these equity index put options had notional values ranging from 0% to 1% of net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

PAGE 14 ▪ DODGE & COX BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2017:

Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks(b)	$10,250,139,306	$—
Preferred Stocks	—	802,619,595
Debt Securities
U.S. Treasury	—	835,642,443
Government-Related	—	274,276,549
Securitized	—	1,600,252,332
Corporate	—	1,792,424,564
Short-term Investments
Money Market Fund	15,856,875	—
Repurchase Agreement	—	281,278,000

Total Securities	$10,265,996,181	$5,586,493,483

Other Financial Instruments
Equity Index Put Options Purchased	$—	$100,549,385
Futures Contracts
Appreciation	272,915	—
Depreciation	(2,218,939)	—

(a)

There were no transfers between Level 1 and Level 2 during the six months ended June 30, 2017. There were no Level 3 securities at June 30, 2017 and December 31, 2016, and there were no transfers to Level 3 during the period.

(b)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character.

Book to tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), certain dividends, and futures contracts. At June 30, 2017, the cost of investments for federal income tax purposes was $11,835,238,566.

Distributions during the periods noted below were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
Ordinary income	$182,883,648		$353,285,575
	($1.236 per share	)	($2.414 per share	)
Long-term capital gain	$210,877,574		$566,828,321
	($1.431 per share	)	($3.884 per share	)

At June 30, 2017, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$4,478,394,185
Unrealized depreciation	(360,593,702)

Net unrealized appreciation	4,117,800,483
Undistributed ordinary income	14,398,537
Undistributed long-term capital gain	402,899,744

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2017, the Fund’s commitment fee amounted to $50,906 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2017, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $828,872,086 and $1,343,859,426, respectively. For the six months ended June 30, 2017, purchases and sales of U.S. government securities aggregated $733,676,419 and $407,251,572, respectively.

DODGE & COX BALANCED FUND ▪ PAGE 15

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 7—NEW ACCOUNTING GUIDANCE

In October 2016, the SEC issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements for fiscal periods ending on or after August 1, 2017. Management is currently assessing the impact of this rule to the Fund’s financial statements and other filings and does not expect any impact to the Fund’s net assets or results of operations.

In March 2017, the Financial Accounting Standards Board issued an update to amend the amortization period for certain purchased callable debt securities held at a premium. The amendments shorten the amortization period for premiums to the earliest call date, but do not require an accounting change for securities held at a discount. The amendments are effective for financial statements for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statements and disclosures.

NOTE 8—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2017, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 16 ▪ DODGE & COX BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 9—ADDITIONAL DERIVATIVES INFORMATION

The Fund has entered into over-the-counter derivatives, such as put options (each, a “Derivative”). Each Derivative is subject to a negotiated master agreement (based on a form published by the International Swaps and Derivatives Association (“ISDA”)) governing all Derivatives between the Fund and the relevant dealer counterparty. The master agreements specify (i) events of default and other events permitting a party to terminate some or all of the Derivatives thereunder and (ii) the process by which those Derivatives will be valued for purposes of determining termination payments. If some or all of the Derivatives under a master agreement are terminated because of an event of default or similar event, the values of all terminated Derivatives must be netted to determine a single payment owed by one party to the other. Some master agreements contain collateral terms requiring the parties to post collateral in respect of some or all of the Derivatives thereunder based on the net market value of those Derivatives, subject to a minimum exposure threshold. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into Derivatives only with counterparties it believes to be of good credit quality and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset financial assets and liabilities that are subject to a master netting arrangement in the Statement of Assets and Liabilities. Derivatives are presented in the Statement of Assets and Liabilities as investments. Collateral held by the Fund for derivatives are reported gross and presented as “Collateral for option contracts” in the Statement of Assets and Liabilities.

The netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA master agreement. The following table presents the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements as of June 30, 2017. The net amount represents the receivable from (payable to) the counterparty in the event of a default.

Counterparty	Gross Derivative Assets	Gross Derivative Liabilities	Cash Collateral Received(a)	Net Amount
Goldman Sachs	$39,195,058	$—	$(39,195,058)	$—
JPMorgan	61,354,327	—	(61,354,327)	—

	$100,549,385	$—	$(100,549,385)	$—

(a)	Cash collateral received in excess of derivative assets/liabilities, if any, is not presented in this table. The total cash collateral is presented on the Fund’s Statement of Assets and Liabilities.

FINANCIAL HIGHLIGHTS (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2017		2016	2015	2014	2013	2012

Net asset value, beginning of period	$103.35		$94.42	$102.48	$98.30	$78.06	$67.45
Income from investment operations:
Net investment income	1.07		2.34	2.06	2.03	1.66	1.65
Net realized and unrealized gain (loss)	4.43		12.89	(4.99)	6.59	20.30	10.62

Total from investment operations	5.50		15.23	(2.93)	8.62	21.96	12.27

Distributions to shareholders from:
Net investment income	(1.07)		(2.34)	(2.06)	(2.03)	(1.65)	(1.66)
Net realized gain	(1.60)		(3.96)	(3.07)	(2.41)	(0.07)	—

Total distributions	(2.67)		(6.30)	(5.13)	(4.44)	(1.72)	(1.66)

Net asset value, end of period	$106.18		$103.35	$94.42	$102.48	$98.30	$78.06

Total return	5.36%		16.55%	(2.88)%	8.85%	28.37%	18.32%
Ratios/supplemental data:
Net assets, end of period (millions)	$15,861		$15,382	$14,269	$15,465	$14,404	$12,217
Ratios of expenses to average net assets	0.53	%(a)	0.53%	0.53%	0.53%	0.53%	0.53%
Ratios of net investment income to average net assets	2.03	%(a)	2.41%	2.03%	2.00%	1.85%	2.21%
Portfolio turnover rate	10%		24%	20%	23%	25%	16%
(a)	Annualized

See accompanying Notes to Financial Statements

DODGE & COX BALANCED FUND ▪ PAGE 17

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-551-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

PAGE 18 ▪ DODGE & COX BALANCED FUND

TRUSTEES AND EXECUTIVE OFFICERS

Charles F. Pohl, Chairman and Trustee

Chairman, Dodge & Cox

Dana M. Emery, President and Trustee

Chief Executive Officer and President, Dodge & Cox

Thomas A. Larsen, Independent Trustee

Senior Counsel, Arnold & Porter Kaye Scholer LLP

Ann Mather, Independent Trustee

Former Executive Vice President, Chief Financial Officer, and Company Secretary, Pixar Animation Studios

Robert B. Morris III, Independent Trustee

Former Partner and Managing director - Global Investment Research, Goldman Sachs; former Advisory Director, The Presidio Group

Gary Roughead, Independent Trustee

Robert and Marion Oster Distinguished, Hoover Institution; and former U.S. Navy Chief of Naval Operations

Mark E. Smith, Independent Trustee

Former Executive Vice President and Managing Director-Fixed Income, Loomis Sayles & Company, L.P.

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; and former Under Secretary for International Affairs, United States Treasury

Diana S. Strandberg, Senior Vice President

Senior Vice President and Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President and Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Executive Vice President, Secretary, and Senior Counsel, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Vice President and Chief Compliance Officer, Dodge & Cox

Roberta R.W. Kameda, Assistant Secretary

Vice President and General Counsel, Dodge & Cox

William W. Strickland, Assistant Secretary and Assistant Treasurer

Vice President and Chief Operating Officer, Dodge & Cox

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.

DODGE & COX BALANCED FUND ▪ PAGE 19

Balanced Fund

dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2017, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

DODGE & COX FUNDS®

2017

Semi-Annual Report

June 30, 2017

Income Fund

ESTABLISHED 1989

TICKER:  DODIX

6/17 IF SAR       Printed on recycled paper

TO OUR SHAREHOLDERS

The Dodge & Cox Income Fund had a total return of 2.7% for the six months ended June 30, 2017, compared to a return of 2.3% for the Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Barclays U.S. Agg).

MARKET COMMENTARY

The U.S. investment-grade bond market delivered a 2.3% return for the first half of 2017, driven by narrowing credit yield premiums(a) and modest declines in longer-term interest rates. Generally positive macroeconomic data, changing investor expectations regarding Federal Reserve (Fed) policy, and ongoing legislative uncertainty influenced markets over this timeframe.

U.S. economic conditions were generally favorable over the first half, highlighted by a robust labor market (16-year low in the unemployment rate, now 4.4%) and positive consumer sentiment. Despite some recent softness in auto sales, overall consumer spending remains healthy. Meanwhile, the Fed raised short-term rates twice in the first half of the year, signaled expectations for one additional rate hike in 2017, and suggested that the process of reducing its $4.5 trillion in bond holdings could begin before the end of this year. While Fed officials acknowledged persistently low inflation readings this year, they viewed the recent downturn as transitory and indicated that they expect inflation to rise. Other major central banks joined the Fed in conveying more confidence about raising their policy rates and removing other accommodative policies going forward.

Optimism faded in the first half regarding President Trump’s ability to stimulate stronger growth through his economic policies. The administration’s challenges in attempting to shepherd a new healthcare bill through Congress may foretell how difficult it will be to enact other legislation, including tax reform and infrastructure stimulus. The heightened level of discord in Washington and the investigation of the administration’s ties with Russia have further weighed on the legislative agenda and raised concerns that proposed pro-growth policies may be delayed or derailed.

Investment-grade corporate bonds returned 3.8% for the first half of the year, outperforming comparable-duration(b) Treasuries by 1.5 percentage points. Investors continued to display an appetite for risk assets as yield premiums for investment-grade corporate bonds declined to their narrowest level since September 2014. Corporate issuance was robust and continued to be met with strong demand. Meanwhile, Agency(c) MBS returned 1.4% and slightly underperformed comparable-duration Treasuries.

INVESTMENT STRATEGY

After a particularly dynamic year of valuation shifts and corresponding changes to Fund positioning, the first six months of 2017 have been substantially less active on both fronts. We made relatively minor changes to Fund positioning as a result of the low volatility environment, favorable credit backdrop, and gradual tightening in credit spreads. The Fund continues to feature substantial positions in corporate bonds (39%)(d) and Agency MBS (32%) and smaller positions in government-related securities (7%), ABS (3%), and U.S. Treasuries (16%, which is less than half the Bloomberg Barclays U.S. Agg’s weighting). We have also maintained a defensive duration position, roughly 70% of the

Bloomberg Barclays U.S. Agg’s duration, given our longer-term expectations for interest rates to rise more than currently implied by market valuations.

Opportunistic Reductions to Credit, But Credit Remains Attractive

We reduced the Fund’s credit(e) weighting by two percentage points on a net basis during the first half of 2017, which understates larger underlying changes to portfolio positioning and the substantial research efforts conducted by our credit team to monitor current opportunities and risks. The net reductions were driven by a marginally less attractive valuation environment, as well as a number of issuer-specific relative value considerations. The year-long recovery in investor sentiment regarding commodity-related and emerging market issuers provided attractive opportunities to trim Cemex, Kinder Morgan, and Rio Oil Finance Trust.(f) We similarly capitalized on the overall improvement in market valuations to reduce exposure to credits facing secular headwinds or transformational risk, such as Macy’s and Verizon. Notwithstanding the broader compression in credit spreads, we remained opportunistic in evaluating new additions for the credit portfolio. We added to the Fund’s TransCanada position through the purchase of a new subordinated security. We also invested in short-duration Ford Motor Credit securities, which we believe offer attractive relative value compared to other alternatives in the intermediate portion of the market.

In our view, the credit sector continues to provide attractive long-term opportunities despite the more compressed spread environment, particularly given our focus on fundamental research, security selection, and valuation discipline. The Fund’s current credit holdings offer substantially greater spread compensation than the broad credit index (190 basis points(g) on average for Fund holdings, versus 103 basis points for the index(h), demonstrating the differentiated nature of the Fund’s credit holdings compared to the broader credit market. We believe corporate credit fundamentals remain healthy, with profitability levels high, balance sheets solid, and financing readily available. The banking system also remains well capitalized and liquid, further supporting the fundamental backdrop for credit investment. At the same time, we are attuned to the risks arising from potential policy changes here in the United States (e.g., trade, tax, healthcare), vulnerabilities across emerging markets, and geopolitical risks around the globe. We constantly strive to balance these factors issuer by issuer, and we remain vigilant in our research, security selection, and portfolio management processes.

The Fund’s taxable municipal holdings continued to perform well, particularly the State of Illinois general obligation (GO) bonds (a 1.2% position) which have outperformed over the past six months, despite recent volatility. The state passed a budget in July following a two-year impasse between the Republican governor and the Democrat-controlled General Assembly. The recent budget compromise included permanent income tax increases and spending reductions, both of which are credit positives. The state will now need to address its roughly $15 billion payables backlog, as well as push forward with long-term reforms to its employee pensions. We continue to find the securities

PAGE 2 ▪ DODGE & COX INCOME FUND

attractive at today’s valuations, given the scale and diversity of the Illinois economy, the GO bonds’ first priority claim on General Funds revenues, and the renewed sense of urgency among lawmakers to shore up state finances. More broadly, taxable municipal securities remain a relatively small portion of the Fund (4%) but offer attractive diversification benefits and better downside protection compared to corporate alternatives.

MBS Positioning Steady, But Alert to Opportunities

The Fund’s Agency MBS continued to perform well relative to shorter-duration Treasuries and other high-quality alternatives. We have held the Fund’s MBS weighting steady at roughly a third of the portfolio for some time now, but continue to make intra-sector shifts to Fund positioning based on changes in relative valuations. For example, we recently reduced the Fund’s holdings of 15- and 20-year MBS, which generally have less prepayment risk than 30-year MBS (as borrowers with shorter loan terms are generally less sensitive to refinancing incentives) but also offer less potential upside if slow-to-moderate prepayment speeds are realized. Valuations in this portion of the market were high relative to other segments, prompting our reduction. Conversely, we increased the Fund’s holdings of 30-year premium 4.5% coupons as valuations became more attractive (i.e., MBS yield premiums widened) in the second quarter.

MBS market participants have been awaiting further guidance from the Fed regarding its plans for normalization of its balance sheet, which stood at $800 billion pre-crisis versus $4.5 trillion now. Agency MBS account for $1.8 trillion of the current Fed balance sheet. As noted earlier, Fed officials have indicated the normalization process is likely to begin later this year when the Fed will cease to reinvest paydowns of MBS and Treasuries at an aggregate cap of $10 billion per month. This cap will gradually rise over time to $50 billion per month, including $20 billion for MBS. At this point, there is no timetable or stated ending balance sheet size, but we expect the normalization process to be gradual and orderly (and also flexible, if the Fed sees a reason to temporarily deviate from the plan). That said, the process may introduce volatility in the sector as a large, non-valuation driven “investor” is removed.

Importantly, the Fund’s specific MBS holdings are different from the ones held by the Fed and also different from the broader mortgage universe. We favor MBS with generally higher coupons and shorter terms, which translates to an MBS duration that is roughly two years shorter than the MBS in the benchmark. This positioning provides a defensive element for the portfolio while continuing to provide an attractive income stream and stable duration profile across scenarios. As always, we will evaluate opportunities and risks in the MBS market as the Fed’s policy plans evolve.

Reducing Interest Rate Risk in the Fund

We continue to position the Fund defensively vis-à-vis interest rate risk, with a Fund duration that is 70% of the Bloomberg Barclays U.S. Agg’s duration. The Fed met four times during the first half of 2017 and raised the target federal funds rate twice. Despite these increases, market expectations for the federal funds rate (as implied by forward rates) did not materially increase and remain low by historical standards and compared to the underlying fundamentals of the U.S. economy. We expect U.S. economic growth to continue at an annual rate of 2% or slightly higher. Despite marginally reduced optimism regarding the Trump administration’s ability to implement its full agenda of regulatory and tax reform and substantial fiscal stimulus, some success is likely to be achieved, which should support further U.S. economic growth. In addition, inflation measures are likely to firm amid a tight labor market. The Fed acknowledged persistently low inflation readings this year but views the shortfall as transitory. The combination of these factors should allow the Fed to continue its gradual hiking cycle and eventually begin to reduce its balance sheet, which should contribute to rising rates over our investment horizon.

IN CLOSING

While we are pleased with the Fund’s recent results, we continue to encourage shareholders to temper near-term total return expectations for bonds. Yields remain low by historical standards, increasing the risk of low (or even negative) returns if yields rise substantially from current levels. In addition, the credit markets have performed extremely well over the past 16 months, a pace which is unlikely to be repeated in the near future.

Notwithstanding somewhat challenged absolute return prospects in the near term, bonds serve a vital defensive role in a diversified portfolio by offering liquidity, income generation, downside protection, and low correlation to riskier asset classes. We continue to position the Fund defensively from a capital preservation standpoint with these goals in mind, while continuing, as always, to seek opportunities to build portfolio yield through our bottom-up, research-driven investment approach. Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

July 31, 2017

(a)	Yield premiums are one way to measure a security’s valuation. Narrowing yield premiums result in a higher valuation. Widening yield premiums result in a lower valuation.
(b)	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
(c)	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The agency guarantee (by, for example, Ginnie Mae, Fannie Mae, or Freddie Mac) does not eliminate market risk.
(d)	Unless otherwise specified, all weightings and characteristics are as of June 30, 2017.
(e)	Credit securities refers to corporate bonds and government-related securities, as classified by Bloomberg.
(f)	The use of specific examples does not imply that they are more or less attractive investments than the Fund’s other holdings.
(g)	One basis point is equal to 1/100th of 1%.
(h)	Index refers to the Bloomberg Barclays U.S. Credit Index.

DODGE & COX INCOME FUND ▪ PAGE 3

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund outperformed the Bloomberg Barclays U.S. Agg by 0.4 percentage points year to date.

Key Contributors to Relative Results

▪

Security selection within credit was positive as certain emerging market-domiciled holdings performed well, including Cemex, Pemex, and Rio Oil Finance Trust. Other notable outperformers included Royal Bank of Scotland and Telecom Italia.

▪	The Fund’s overweight to corporate bonds and underweight to U.S. Treasuries added to relative returns given the strong performance of credit.
▪	The Fund’s Agency MBS holdings outperformed the MBS in the Bloomberg Barclays U.S. Agg after adjusting for duration differences.
▪	The Fund’s nominal yield advantage benefited returns.

Key Detractors from Relative Results

▪	The Fund’s shorter relative duration (72% of the Bloomberg Barclays U.S. Agg’s duration) detracted from relative returns.
▪	Certain corporate holdings underperformed, including Macy’s and Verizon.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 85 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The U.S. Fixed Income Investment Committee, which is the decision-making body for the Income Fund, is an eight-member committee with an average tenure at Dodge & Cox of 22 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund invests in individual bonds whose yields and market values fluctuate, so that an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 4 ▪ DODGE & COX INCOME FUND

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2017

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Income Fund	3.24%	3.45%	5.20%	5.77%
Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Barclays U.S. Agg)	–0.31	2.21	4.48	5.24

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include interest income but, unlike Fund returns, do not reflect fees or expenses. The Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Barclays U.S. Agg) is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable debt securities.

Bloomberg is a registered trademark of Bloomberg Finance L.P. and its affiliates. Barclays® is a trademark of Barclays Bank PLC.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2017	Beginning Account Value 1/1/2017	Ending Account Value 6/30/17	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,027.10	$2.16
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.66	2.15
*	Expenses are equal to the Fund’s annualized expense ratio of 0.43%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX INCOME FUND ▪ PAGE 5

FUND INFORMATION (unaudited)	June 30, 2017

GENERAL INFORMATION
Net Asset Value Per Share	$13.75
Total Net Assets (billions)	$50.0
Expense Ratio	0.43%
Portfolio Turnover Rate (1/1/17 to 6/30/17, unannualized)	8%
30-Day SEC Yield(a)	2.66%
Number of Credit Issuers	53
Fund Inception	1989
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the U.S. Fixed Income Investment Committee, whose eight members’ average tenure at Dodge & Cox is 22 years.

PORTFOLIO CHARACTERISTICS	Fund	BBG Barclays U.S. Agg
Effective Duration (years)	4.2	6.0

FIVE LARGEST CREDIT ISSUERS (%)(b)	Fund
Bank of America Corp.	2.0
Charter Communications, Inc.	2.0
State of California GO	1.9
Petroleos Mexicanos	1.8
Telecom Italia SPA	1.8

CREDIT QUALITY (%)(c)	Fund	BBG Barclays U.S. Agg
U.S. Treasury/Agency/GSE(d)	48.3	67.8
Aaa	1.8	4.4
Aa	3.8	3.6
A	3.5	10.6
Baa	31.4	13.6
Ba	6.8	0.0
B	0.0	0.0
Caa	1.5	0.0
Net Cash & Other(e)	2.9	0.0

ASSET ALLOCATION

SECTOR DIVERSIFICATION (%)	Fund	BBG Barclays U.S. Agg
U.S. Treasury(d)	16.3	37.0
Government-Related	6.7	7.2
Securitized	35.2	30.5
Corporate	38.9	25.3
Net Cash & Other(e)	2.9	0.0

MATURITY DIVERSIFICATION (%)(d)	Fund	BBG Barclays U.S. Agg
0-1 Years to Maturity	7.5	0.0	(f)
1-5	43.9	40.2
5-10	28.8	44.2
10-15	3.5	1.5
15-20	4.7	2.0
20-25	5.7	3.9
25 and Over	5.9	8.2

(a)	SEC Yield is an annualization of the Fund’s net investment income for the trailing 30-day period. Dividends paid by the Fund may be higher or lower than implied by the SEC Yield.
(b)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(c)

The credit quality distributions shown for the Fund and the Index are based on the middle of Moody’s, S&P’s, and Fitch ratings, which is the methodology used by Bloomberg in constructing its indices. If a security is rated by only two agencies, the lower of the two ratings is used. Please note the Fund applies the highest of Moody’s, S&P’s, and Fitch ratings to determine compliance with the quality requirements stated in its prospectus. On that basis, the Fund held 4.0% in securities rated below investment grade. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

(d)	Data as presented excludes the Fund’s position in Treasury futures contracts.
(e)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.
(f)	Rounds to 0.0%.

PAGE 6 ▪ DODGE & COX INCOME FUND

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2017

DEBT SECURITIES: 97.1%

	PAR VALUE	VALUE
U.S. TREASURY: 16.3%
U.S. Treasury Note/Bond
1.00%, 12/31/17	$125,000,000	$124,902,125
0.875%, 1/15/18	600,000,000	599,061,600
0.75%, 2/28/18	500,000,000	498,437,500
0.625%, 6/30/18	250,000,000	248,418,000
0.75%, 7/31/18	500,000,000	497,148,500
0.75%, 8/31/18	350,000,000	347,689,300
1.50%, 8/31/18	250,000,000	250,468,750
0.875%, 10/15/18	300,000,000	298,265,700
1.25%, 12/31/18	165,000,000	164,735,670
1.125%, 2/28/19	600,000,000	597,750,000
1.50%, 2/28/19	496,995,000	498,023,779
0.875%, 4/15/19	350,000,000	346,951,150
1.625%, 7/31/19	600,000,000	602,765,400
0.75%, 8/15/19	350,000,000	345,269,400
0.875%, 9/15/19	600,000,000	592,945,200
1.375%, 12/15/19	165,000,000	164,645,580
1.625%, 12/31/19	500,000,000	501,836,000
1.375%, 1/15/20	250,000,000	249,365,250
1.50%, 5/31/20	175,000,000	174,733,475
1.625%, 6/30/20	200,000,000	200,336,000
1.375%, 5/31/21	450,000,000	443,742,300
1.125%, 7/31/21	250,000,000	243,652,250
2.00%, 12/31/21	165,000,000	166,186,020

		8,157,328,949

		8,157,328,949
GOVERNMENT-RELATED: 6.7%
FEDERAL AGENCY: 0.1%
Small Business Admin. — 504 Program
Series 1997-20H 1, 6.80%, 8/1/17	1,812	1,820
Series 1997-20J 1, 6.55%, 10/1/17	22,360	22,499
Series 1997-20L 1, 6.55%, 12/1/17	1,128	1,135
Series 1998-20B 1, 6.15%, 2/1/18	3,572	3,609
Series 1998-20C 1, 6.35%, 3/1/18	121,778	123,263
Series 1998-20H 1, 6.15%, 8/1/18	90,483	91,421
Series 1998-20L 1, 5.80%, 12/1/18	52,906	53,353
Series 1999-20C 1, 6.30%, 3/1/19	59,258	60,171
Series 1999-20E 1, 6.30%, 5/1/19	1,696	1,723
Series 1999-20G 1, 7.00%, 7/1/19	114,211	117,190
Series 1999-20I 1, 7.30%, 9/1/19	65,806	68,074
Series 2000-20C 1, 7.625%, 3/1/20	3,365	3,494
Series 2000-20G 1, 7.39%, 7/1/20	2,721	2,821
Series 2001-20G 1, 6.625%, 7/1/21	613,209	645,329
Series 2001-20L 1, 5.78%, 12/1/21	1,587,490	1,657,265
Series 2002-20A 1, 6.14%, 1/1/22	13,486	14,281
Series 2002-20L 1, 5.10%, 12/1/22	481,833	507,431
Series 2003-20G 1, 4.35%, 7/1/23	34,440	35,754
Series 2004-20L 1, 4.87%, 12/1/24	751,202	789,764
Series 2005-20B 1, 4.625%, 2/1/25	1,543,191	1,614,387
Series 2005-20D 1, 5.11%, 4/1/25	59,136	62,641
Series 2005-20E 1, 4.84%, 5/1/25	2,303,572	2,419,767
Series 2005-20G 1, 4.75%, 7/1/25	2,444,739	2,562,978
Series 2005-20H 1, 5.11%, 8/1/25	29,285	31,022
Series 2005-20I 1, 4.76%, 9/1/25	2,904,964	3,049,260
Series 2006-20A 1, 5.21%, 1/1/26	2,805,417	2,993,677
Series 2006-20B 1, 5.35%, 2/1/26	850,302	908,878
Series 2006-20C 1, 5.57%, 3/1/26	4,102,323	4,394,017
Series 2006-20G 1, 6.07%, 7/1/26	7,059,677	7,639,332
Series 2006-20H 1, 5.70%, 8/1/26	57,939	62,140
Series 2006-20I 1, 5.54%, 9/1/26	117,548	125,871
Series 2006-20J 1, 5.37%, 10/1/26	2,479,348	2,654,551
Series 2006-20L 1, 5.12%, 12/1/26	2,270,185	2,419,896
Series 2007-20A 1, 5.32%, 1/1/27	5,357,391	5,721,446
Series 2007-20C 1, 5.23%, 3/1/27	8,706,077	9,279,986
Series 2007-20D 1, 5.32%, 4/1/27	8,172,681	8,725,717

	PAR VALUE	VALUE
Series 2007-20G 1, 5.82%, 7/1/27	$6,434,010	$6,943,119

		65,809,082
FOREIGN AGENCY: 2.2%
Petroleo Brasileiro SA (Brazil)
5.375%, 1/27/21	118,335,000	120,311,194
4.375%, 5/20/23	38,625,000	36,423,375
6.25%, 3/17/24	31,505,000	32,103,595
Petroleos Mexicanos (Mexico)
4.875%, 1/18/24	123,065,000	124,652,538
4.25%, 1/15/25	97,765,000	95,076,463
4.50%, 1/23/26	15,065,000	14,643,632
6.875%, 8/4/26	63,400,000	70,247,200
6.50%, 3/13/27(b)	104,765,000	112,543,801
6.625%, 6/15/35	112,290,000	116,079,788
5.50%, 6/27/44	16,603,000	14,677,052
6.375%, 1/23/45	166,156,000	162,002,100
5.625%, 1/23/46	190,720,000	169,073,280
6.75%, 9/21/47	33,161,000	33,488,631

		1,101,322,649
LOCAL AUTHORITY: 4.3%
L.A. Unified School District GO
5.75%, 7/1/34	6,075,000	7,673,090
6.758%, 7/1/34	185,585,000	255,548,689
New Jersey Turnpike Authority RB
7.414%, 1/1/40	41,065,000	62,039,359
7.102%, 1/1/41	148,277,000	217,605,394
New Valley Generation 4.929%, 1/15/21	247,539	264,282
State of California GO
7.50%, 4/1/34	194,406,000	282,979,318
7.55%, 4/1/39	164,895,000	251,748,494
7.30%, 10/1/39	175,140,000	255,846,263
7.625%, 3/1/40	103,410,000	157,984,627
7.60%, 11/1/40	16,760,000	26,088,784
State of Illinois GO
5.665%, 3/1/18	204,685,000	208,031,600
5.877%, 3/1/19	120,575,000	124,768,599
5.10%, 6/1/33	306,400,000	286,827,168

		2,137,405,667
SOVEREIGN: 0.1%
Spain Government International (Spain) 4.00%, 3/6/18(b)	55,790,000	56,470,080

		3,361,007,478
SECURITIZED: 35.2%
ASSET-BACKED: 3.3%
Auto Loan: 0.4%
Ford Credit Auto Owner Trust Series 2015-1 A, 2.12%, 7/15/26(b)	207,826,000	208,644,502
Credit Card: 0.9%
American Express Master Trust
Series 2017-3 A, 1.77%, 4/15/20	185,705,000	185,401,075
Series 2017-4 A, 1.64%, 12/15/21	246,302,000	246,017,176
Chase Issuance Trust Series 2012-A4 A4, 1.58%, 8/16/21	14,693,000	14,648,275

		446,066,526
Other: 1.5%
Rio Oil Finance Trust (Brazil)
9.25%, 7/6/24(b)	492,930,412	500,447,601
9.75%, 1/6/27(b)	261,128,425	266,350,993

		766,798,594
Student Loan: 0.5%
Navient Student Loan Trust (Private Loans) Series 2014-AA A2A, 2.74%, 2/15/29(b)	31,043,958	31,341,529

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 7

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2017

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
SLM Student Loan Trust (Private Loans)
Series 2013-A A2A, 1.77%, 5/17/27(b)	$57,987,939	$58,079,264
Series 2012-B A2, 3.48%, 10/15/30(b)	26,988,453	27,262,394
Series 2013-C A2A, 2.94%, 10/15/31(b)	35,461,071	35,891,515
Series 2012-E A2A, 2.09%, 6/15/45(b)	11,386,189	11,394,562
Series 2012-C A2, 3.31%, 10/15/46(b)	54,466,530	55,054,083

		219,023,347

		1,640,532,969
CMBS: 0.1%
Agency CMBS: 0.1%
Fannie Mae Multifamily DUS
Trust 2014-M13 ASQ2, 1.637%, 11/25/17	9,952,352	9,945,634
Pool AL6028, 2.963%, 7/1/21	2,297,009	2,345,877
Pool AL6455, 2.765%, 11/1/21	9,485,927	9,475,714
Pool AL6445, 2.58%, 1/1/22	8,592,570	8,706,878

		30,474,103

		30,474,103
MORTGAGE-RELATED: 31.8%
Federal Agency CMO & REMIC: 2.1%
Dept. of Veterans Affairs
Series 1995-2D 4A, 9.293%, 5/15/25	100,185	118,267
Series 1997-2 Z, 7.50%, 6/15/27	7,614,934	8,477,336
Series 1998-2 2A, 8.637%, 8/15/27	31,145	35,831
Series 1998-1 1A, 8.185%, 3/15/28	171,958	195,321
Fannie Mae
Trust 1998-58 PX, 6.50%, 9/25/28	299,357	335,110
Trust 1998-58 PC, 6.50%, 10/25/28	1,621,722	1,818,780
Trust 2001-69 PQ, 6.00%, 12/25/31	1,947,071	2,168,306
Trust 2002-33 A1, 7.00%, 6/25/32	2,113,353	2,452,920
Trust 2002-69 Z, 5.50%, 10/25/32	238,114	265,106
Trust 2008-24 GD, 6.50%, 3/25/37	1,010,000	1,118,738
Trust 2007-47 PE, 5.00%, 5/25/37	3,710,231	3,988,539
Trust 2009-53 QM, 5.50%, 5/25/39	1,958,935	2,088,217
Trust 2009-30 AG, 6.50%, 5/25/39	9,044,000	10,024,239
Trust 2009-40 TB, 6.00%, 6/25/39	4,123,114	4,573,149
Trust 2010-123 WT, 7.00%, 11/25/40	36,793,212	42,771,391
Trust 2001-T3 A1, 7.50%, 11/25/40	114,194	134,405
Trust 2001-T7 A1, 7.50%, 2/25/41	67,776	79,212
Trust 2001-T5 A2, 6.985%, 6/19/41	44,021	51,049
Trust 2001-T5 A3, 7.50%, 6/19/41	213,672	255,094
Trust 2011-58 AT, 4.00%, 7/25/41	9,397,556	9,983,646
Trust 2001-T4 A1, 7.50%, 7/25/41	1,896,147	2,214,855
Trust 2001-T10 A1, 7.00%, 12/25/41	2,220,501	2,602,897
Trust 2013-106 MA, 4.00%, 2/25/42	19,992,911	21,120,061
Trust 2002-W6 2A1, 6.083%, 6/25/42	2,601,053	3,015,955
Trust 2002-90 A1, 6.50%, 6/25/42	4,526,438	5,254,136
Trust 2002-W8 A2, 7.00%, 6/25/42	1,499,167	1,761,197
Trust 2003-W2 1A2, 7.00%, 7/25/42	7,107,031	8,473,450
Trust 2002-T16 A3, 7.50%, 7/25/42	3,384,799	4,001,893
Trust 2003-W4 3A, 6.165%, 10/25/42	2,153,824	2,478,075
Trust 2012-121 NB, 7.00%, 11/25/42	1,200,173	1,383,661
Trust 2012-134 FD, 1.566%, 12/25/42	1,129,647	1,123,370
Trust 2012-134 FT, 1.566%, 12/25/42	56,618,983	56,510,535
Trust 2012-133 HF, 1.566%, 12/25/42	41,480,555	41,251,628
Trust 2003-W1 2A, 6.123%, 12/25/42	2,714,680	3,106,175
Trust 2003-7 A1, 6.50%, 12/25/42	3,724,517	4,244,935
Trust 2013-98 FA, 1.766%, 9/25/43	40,275,325	40,682,815
Trust 2013-101 CF, 1.816%, 10/25/43	21,466,044	21,640,769
Trust 2013-101 FE, 1.816%, 10/25/43	34,018,230	34,304,293
Trust 2004-T1 1A2, 6.50%, 1/25/44	2,233,080	2,566,700
Trust 2004-W2 2A2, 7.00%, 2/25/44	106,909	124,742
Trust 2004-W2 5A, 7.50%, 3/25/44	4,808,039	5,669,551
Trust 2004-W8 3A, 7.50%, 6/25/44	3,528,726	4,146,435
Trust 2004-W14 1AF, 1.616%, 7/25/44	1,588,585	1,531,653

	PAR VALUE	VALUE
Trust 2004-W15 1A2, 6.50%, 8/25/44	$812,978	$935,427
Trust 2005-W1 1A3, 7.00%, 10/25/44	6,206,248	7,208,984
Trust 2001-79 BA, 7.00%, 3/25/45	705,255	820,328
Trust 2006-W1 1A1, 6.50%, 12/25/45	418,029	478,996
Trust 2006-W1 1A2, 7.00%, 12/25/45	2,909,695	3,403,487
Trust 2006-W1 1A3, 7.50%, 12/25/45	51,899	61,827
Trust 2006-W1 1A4, 8.00%, 12/25/45	3,620,418	4,304,256
Trust 2007-W10 1A, 6.309%, 8/25/47	12,086,660	13,448,649
Trust 2007-W10 2A, 6.356%, 8/25/47	3,560,811	3,955,245
Freddie Mac
Series 3312 AB, 6.50%, 6/15/32	3,222,852	3,675,083
Series 2456 CJ, 6.50%, 6/15/32	185,983	211,747
Series T-41 2A, 5.481%, 7/25/32	251,094	272,458
Series 2587 ZU, 5.50%, 3/15/33	4,697,868	5,225,228
Series 2610 UA, 4.00%, 5/15/33	1,805,172	1,892,875
Series T-48 1A, 5.197%, 7/25/33	2,715,910	2,979,501
Series 2708 ZD, 5.50%, 11/15/33	18,116,020	20,355,638
Series 3204 ZM, 5.00%, 8/15/34	8,442,973	9,186,330
Series 3330 GZ, 5.50%, 6/15/37	2,752,979	3,004,611
Series 3427 Z, 5.00%, 3/15/38	3,489,075	3,805,110
Series 4091 JF, 1.659%, 6/15/41	24,048,750	24,190,289
Series 4120 YF, 1.509%, 10/15/42	63,684,039	63,291,637
Series 309 F4, 1.689%, 8/15/43	73,367,098	73,284,272
Series 311 F1, 1.709%, 8/15/43	88,629,314	88,626,021
Series T-51 1A, 6.50%, 9/25/43	61,059	70,999
Series 4283 DW, 4.50%, 12/15/43	92,682,572	99,824,320
Series 4283 EW, 4.50%, 12/15/43	55,329,476	59,609,770
Series 4281 BC, 4.50%, 12/15/43	152,561,837	164,394,976
Series 4310 FA, 1.709%, 2/15/44	2,541,701	2,539,746
Series 4319 MA, 4.50%, 3/15/44	29,792,664	32,216,884

		1,053,419,131
Federal Agency Mortgage Pass-Through: 29.7%
Fannie Mae, 15 Year
6.00%, 7/1/17-3/1/23	34,138,807	36,163,834
6.50%, 7/1/17-12/1/19	37,524	37,626
7.00%, 11/1/17	25	25
5.50%, 1/1/18-7/1/25	122,103,498	129,637,787
4.00%, 9/1/25-5/1/29	233,176,382	245,054,923
5.00%, 9/1/25	47,111,926	49,975,575
3.50%, 10/1/25-2/1/31	1,043,047,100	1,085,825,522
4.50%, 3/1/29	29,838,101	31,451,455
Fannie Mae, 20 Year
4.50%, 3/1/29-1/1/34	497,961,362	535,248,036
4.00%, 9/1/30-3/1/37	2,242,273,148	2,378,730,280
3.50%, 11/1/35-4/1/37	493,506,045	511,977,034
Fannie Mae, 30 Year
6.00%, 11/1/28-2/1/39	125,707,469	143,347,934
7.00%, 4/1/32-2/1/39	76,114,559	88,408,315
6.50%, 12/1/32-8/1/39	51,955,494	58,760,559
5.50%, 2/1/33-11/1/39	189,259,719	211,790,642
4.50%, 11/1/35-6/1/47	2,664,596,588	2,872,468,448
5.00%, 7/1/37-7/1/40	31,426,796	34,414,411
4.00%, 10/1/40-8/1/41	59,529,050	62,826,791
Fannie Mae, 40 Year 4.50%, 1/1/52-6/1/56	199,529,847	215,276,168
Fannie Mae, Hybrid ARM
2.787%, 10/1/33	2,115,650	2,231,792
3.309%, 7/1/34	2,246,491	2,363,397
2.739%, 8/1/34	536,877	565,797
2.762%, 8/1/34	1,975,663	2,049,931
2.508%, 9/1/34-5/1/46	14,407,927	14,770,194
2.814%, 10/1/34	1,452,086	1,530,172
2.863%, 1/1/35	1,897,205	1,984,099
3.511%, 1/1/35	1,082,878	1,137,481
3.138%, 4/1/35	3,559,285	3,724,719
3.558%, 6/1/35	743,205	787,144

PAGE 8 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2017

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
2.826%, 7/1/35	$718,492	$761,991
2.97%, 7/1/35	1,259,783	1,327,587
3.282%, 7/1/35	1,613,694	1,691,627
3.472%, 7/1/35	1,614,259	1,710,597
2.644%, 8/1/35	1,728,625	1,839,837
2.666%, 8/1/35	5,714,486	6,004,572
3.038%, 8/1/35	3,312,456	3,517,228
3.033%, 9/1/35	2,671,376	2,807,355
2.94%, 10/1/35	2,814,771	2,950,066
3.023%, 10/1/35	1,559,301	1,654,457
2.945%, 11/1/35	2,111,933	2,193,382
3.109%, 12/1/35-12/1/43	8,205,176	8,487,659
3.018%, 1/1/36	15,114,935	15,889,296
3.106%, 1/1/36	2,936,196	3,097,195
3.196%, 1/1/36-4/1/44	30,722,934	31,896,845
3.121%, 7/1/36	65,881	69,395
3.388%, 11/1/36	1,638,140	1,734,517
2.954%, 12/1/36	2,681,677	2,815,566
3.205%, 12/1/36	1,213,989	1,251,874
3.671%, 2/1/37	6,868,586	7,292,017
3.678%, 4/1/37	364,832	388,648
3.606%, 8/1/37	1,894,297	2,011,639
4.815%, 8/1/37	266,535	265,366
3.812%, 11/1/37	758,124	800,451
5.082%, 4/1/38	227,437	236,845
3.315%, 5/1/38	150,548,286	159,206,640
5.012%, 5/1/38	2,179,545	2,323,798
3.122%, 9/1/38	852,940	896,108
3.082%, 10/1/38	4,250,605	4,483,475
3.098%, 10/1/38	7,290,639	7,712,286
3.23%, 10/1/38	1,608,417	1,701,857
4.662%, 6/1/39	656,015	697,522
4.105%, 12/1/39	2,871,703	3,020,155
2.599%, 4/1/42	13,574,624	13,973,797
2.376%, 9/1/42	11,318,074	11,584,388
2.51%, 11/1/42	10,519,084	10,801,677
2.283%, 12/1/42	18,736,680	18,946,288
2.384%, 2/1/43	17,851,017	18,302,834
3.129%, 2/1/43	4,670,660	4,912,798
2.289%, 5/1/43	4,194,267	4,230,453
1.895%, 6/1/43	4,552,691	4,670,264
1.941%, 9/1/43	11,207,126	11,453,661
2.941%, 9/1/43-2/1/44	17,951,491	18,470,334
2.307%, 10/1/43	45,432,888	46,465,532
2.638%, 11/1/43	14,900,408	15,260,530
2.897%, 11/1/43	15,776,574	16,157,467
2.41%, 2/1/44	2,614,167	2,683,900
2.741%, 2/1/44	6,509,947	6,664,008
2.441%, 4/1/44	48,209,165	49,932,479
2.661%, 4/1/44	19,393,094	19,992,375
2.952%, 4/1/44	7,197,819	7,411,584
2.985%, 4/1/44	6,292,370	6,463,519
2.474%, 5/1/44	16,924,343	17,419,019
3.048%, 5/1/44	31,331,764	32,331,016
2.862%, 7/1/44	14,111,214	14,520,744
2.874%, 7/1/44	19,773,766	20,367,780
2.936%, 7/1/44	10,346,689	10,633,187
2.946%, 7/1/44	7,824,446	8,050,086
2.966%, 7/1/44	7,682,774	7,886,985
3.09%, 7/1/44	15,146,416	15,595,839
2.802%, 8/1/44	12,964,230	13,304,699
2.809%, 8/1/44	27,563,406	28,327,253
2.907%, 8/1/44	8,155,171	8,378,497
3.004%, 8/1/44-12/1/44	20,317,041	20,910,747
2.681%, 9/1/44	11,036,226	11,293,221
2.765%, 9/1/44	12,778,367	13,112,627
2.842%, 9/1/44	40,856,500	42,037,236

	PAR VALUE	VALUE
2.857%, 9/1/44	$6,461,914	$6,641,450
2.962%, 9/1/44	21,519,991	22,151,769
2.996%, 9/1/44	9,031,905	9,267,095
2.484%, 10/1/44	8,638,940	8,785,167
2.646%, 10/1/44	10,043,096	10,271,848
2.673%, 10/1/44	17,551,695	17,967,754
2.757%, 10/1/44	39,099,247	40,125,504
2.784%, 10/1/44	32,567,391	33,432,088
2.854%, 10/1/44	17,753,614	18,272,664
2.859%, 10/1/44	9,439,880	9,690,682
2.87%, 10/1/44	14,505,762	14,926,495
2.905%, 10/1/44	6,130,083	6,285,209
2.915%, 10/1/44	23,367,904	24,065,803
2.957%, 10/1/44	12,202,866	12,559,140
2.732%, 11/1/44	7,120,891	7,282,959
2.779%, 11/1/44	10,562,835	10,835,406
2.84%, 11/1/44	19,978,125	20,552,047
2.848%, 11/1/44	21,763,506	22,372,122
2.917%, 11/1/44	19,630,079	20,197,860
2.933%, 11/1/44	18,549,579	19,087,098
2.713%, 12/1/44	6,833,465	7,000,497
2.722%, 12/1/44	5,689,189	5,833,740
2.763%, 12/1/44	6,477,033	6,624,576
2.769%, 12/1/44	37,721,924	38,671,177
2.821%, 12/1/44	14,874,823	15,272,697
2.926%, 1/1/45	16,502,139	16,974,137
2.735%, 2/1/45	22,087,110	22,623,468
3.013%, 3/1/45	199,287,007	205,338,030
3.081%, 3/1/45	5,748,569	5,901,803
2.588%, 4/1/45	6,979,908	7,117,898
2.85%, 4/1/45	46,036,413	47,369,525
2.641%, 8/1/45	15,410,087	15,716,055
2.708%, 8/1/45	15,084,527	15,410,758
2.839%, 10/1/45	32,246,664	33,059,306
2.633%, 11/1/45	24,495,428	24,976,627
2.944%, 3/1/46	7,532,380	7,718,450
2.45%, 4/1/46	46,678,082	47,497,476
2.676%, 4/1/46	7,195,408	7,317,263
2.736%, 4/1/46	8,132,902	8,285,776
2.812%, 4/1/46	20,686,189	21,177,966
2.916%, 4/1/46	6,743,592	6,888,619
2.702%, 6/1/46	10,778,587	10,983,515
2.758%, 6/1/46	3,742,849	3,824,293
2.721%, 7/1/46	3,964,130	4,040,270
2.30%, 12/1/46	9,672,575	9,732,134
3.046%, 6/1/47	9,991,328	10,236,418
3.142%, 6/1/47	30,435,594	31,259,376
3.189%, 6/1/47	35,415,402	36,414,238
3.174%, 7/1/47	10,466,295	10,747,262
Freddie Mac, Hybrid ARM
3.029%, 9/1/33	6,135,084	6,500,913
2.979%, 2/1/34	4,578,729	4,813,995
3.055%, 8/1/34	941,501	998,518
2.864%, 11/1/34	1,273,576	1,335,646
3.25%, 1/1/35	673,863	708,461
3.107%, 2/1/35	933,812	983,590
3.472%, 3/1/35	1,240,687	1,311,850
2.875%, 4/1/35	706,272	750,294
3.12%, 8/1/35	2,744,000	2,915,523
3.208%, 8/1/35	1,403,368	1,475,312
3.072%, 9/1/35	1,955,819	2,069,485
2.956%, 10/1/35	2,456,914	2,593,783
2.273%, 1/1/36	2,571,352	2,669,879
2.865%, 1/1/36	6,467,599	6,819,786
3.14%, 1/1/36	2,229,877	2,343,382
3.545%, 4/1/36	3,695,828	3,928,482
2.967%, 8/1/36	2,707,465	2,842,006

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 9

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2017

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
3.267%, 12/1/36	$1,507,616	$1,568,508
3.398%, 1/1/37	2,412,006	2,593,122
3.245%, 3/1/37	3,548,402	3,744,494
3.292%, 4/1/37	1,451,116	1,532,914
3.51%, 4/1/37	2,033,859	2,141,310
3.444%, 5/1/37	2,918,549	3,069,568
2.907%, 7/1/37-11/1/44	18,110,466	18,847,129
6.239%, 10/1/37	306,784	326,016
5.786%, 1/1/38	1,076,165	1,153,742
3.021%, 2/1/38-10/1/44	26,541,359	27,525,282
3.506%, 4/1/38	7,008,435	7,431,993
3.561%, 4/1/38	9,660,146	10,253,961
5.213%, 5/1/38	2,112,323	2,249,543
3.393%, 6/1/38	3,574,721	3,757,993
4.74%, 6/1/38	731,944	755,226
3.266%, 10/1/38	760,632	803,439
3.31%, 10/1/38	2,720,426	2,872,121
4.093%, 11/1/39	2,276,262	2,353,241
3.041%, 7/1/43-7/1/44	12,222,926	12,601,668
1.864%, 8/1/43	65,031,287	67,795,463
2.753%, 10/1/43	3,089,775	3,160,898
2.933%, 1/1/44	5,231,553	5,366,237
3.136%, 1/1/44	5,584,844	5,754,903
2.90%, 2/1/44	12,734,806	13,100,366
3.128%, 4/1/44	7,632,464	7,864,318
3.154%, 4/1/44	4,107,567	4,237,256
3.012%, 5/1/44	116,962,597	120,378,925
2.806%, 6/1/44	8,038,518	8,243,473
3.109%, 6/1/44	25,313,605	26,100,692
3.052%, 7/1/44	6,798,714	6,998,163
2.86%, 8/1/44	10,691,482	10,969,896
3.042%, 8/1/44	11,466,614	11,799,318
3.097%, 8/1/44	12,905,527	13,311,400
2.76%, 9/1/44	12,847,460	13,154,524
2.765%, 9/1/44	15,128,462	15,508,969
2.856%, 9/1/44	10,259,407	10,518,598
2.808%, 10/1/44	7,614,636	7,811,096
2.821%, 10/1/44	19,277,338	19,794,630
2.829%, 10/1/44	17,095,705	17,535,292
3.015%, 10/1/44	16,663,126	17,187,021
2.724%, 11/1/44-8/1/45	67,219,247	68,709,510
2.811%, 11/1/44-9/1/45	29,003,155	29,709,982
2.817%, 11/1/44	9,928,205	10,158,124
2.928%, 11/1/44	17,364,459	17,862,606
2.93%, 11/1/44	9,550,011	9,816,627
2.931%, 11/1/44	30,981,883	31,844,892
2.936%, 11/1/44	7,846,709	8,059,931
2.941%, 11/1/44	12,047,415	12,360,028
2.948%, 11/1/44	21,934,102	22,589,696
2.963%, 11/1/44	15,092,457	15,511,539
2.798%, 12/1/44	6,009,294	6,139,419
2.861%, 12/1/44	25,643,974	26,309,028
2.886%, 12/1/44	16,370,417	16,815,875
2.903%, 12/1/44	22,662,792	23,308,932
2.927%, 12/1/44	11,720,607	12,029,936
2.688%, 1/1/45	16,792,659	17,161,157
2.832%, 1/1/45	13,218,276	13,568,764
2.879%, 1/1/45	11,476,772	11,760,996
2.899%, 1/1/45	19,703,742	20,223,945
3.085%, 1/1/45	37,519,737	38,610,965
2.917%, 2/1/45	19,044,103	19,555,585
2.705%, 4/1/45	9,949,439	10,143,327
2.618%, 5/1/45	56,376,719	57,439,114
2.749%, 6/1/45	6,916,644	7,062,249
2.631%, 8/1/45	14,197,526	14,447,141
2.786%, 8/1/45	11,260,348	11,502,079

	PAR VALUE	VALUE
2.742%, 5/1/46	$292,293,777	$298,074,880
2.754%, 5/1/46	21,568,842	22,045,392
2.643%, 7/1/46	30,154,434	30,668,752
2.55%, 9/1/46	54,646,964	55,376,095
3.164%, 6/1/47	15,134,656	15,512,102
Freddie Mac Gold, 15 Year
6.00%, 7/1/17-11/1/23	13,018,598	13,878,204
6.50%, 7/1/17-9/1/18	4,045	4,050
5.50%, 10/1/20-12/1/24	6,429,254	6,693,002
4.50%, 3/1/25-6/1/26	15,815,510	16,800,523
4.00%, 6/1/26-6/1/27	246,563,631	259,070,755
Freddie Mac Gold, 20 Year
6.50%, 10/1/26	2,749,579	3,017,845
6.00%, 12/1/27	21,846,124	24,553,352
4.50%, 5/1/30-1/1/34	125,182,990	134,482,385
4.00%, 9/1/31-10/1/35	551,671,749	586,275,901
3.50%, 7/1/35-1/1/36	209,183,109	217,767,158
Freddie Mac Gold, 30 Year
7.90%, 2/17/21	176,959	182,782
7.00%, 4/1/31-11/1/38	4,387,024	5,002,296
6.50%, 12/1/32-10/1/38	13,983,552	15,632,509
6.00%, 2/1/33-2/1/39	25,607,704	28,883,150
5.50%, 3/1/34-12/1/38	64,862,862	72,702,723
4.50%, 3/1/39-4/1/46	1,261,879,309	1,353,681,272
Ginnie Mae, 20 Year 4.00%, 1/20/35	11,174,732	11,760,737
Ginnie Mae, 30 Year
7.80%, 6/15/20-1/15/21	182,656	189,550
8.00%, 9/15/20	3,123	3,257
7.85%, 1/15/21	3,913	3,925
7.50%, 12/15/23-5/15/25	1,012,678	1,134,498
7.00%, 5/15/28	323,352	366,172

		14,840,306,605
Private Label CMO & REMIC: 0.0%(e)
GSMPS Mortgage Loan Trust Series 2004-4 1A4, 8.50%, 6/25/34(b)	3,961,558	4,328,747

		15,898,054,483

		17,569,061,555
CORPORATE: 38.9%
FINANCIALS: 14.0%
Bank of America Corp.
7.625%, 6/1/19	226,367,000	249,737,129
5.625%, 7/1/20	135,861,000	148,771,056
4.20%, 8/26/24	163,140,000	169,249,593
4.25%, 10/22/26	127,024,000	130,819,604
6.625%, 5/23/36(a)	244,578,000	295,906,362
Barclays PLC (United Kingdom)
4.375%, 9/11/24	267,454,000	270,688,054
4.836%, 5/9/28	34,675,000	35,451,581
BNP Paribas SA (France)
4.25%, 10/15/24	379,446,000	395,779,633
4.375%, 9/28/25(b)	139,890,000	145,017,248
4.375%, 5/12/26(b)	79,279,000	82,106,882
Boston Properties, Inc.
5.875%, 10/15/19	48,079,000	51,553,092
5.625%, 11/15/20	79,385,000	87,155,601
4.125%, 5/15/21	52,852,000	55,729,474
3.85%, 2/1/23	76,031,000	79,980,430
3.125%, 9/1/23	19,500,000	19,738,719
3.80%, 2/1/24	64,024,000	66,424,452
Capital One Financial Corp.
3.50%, 6/15/23	155,385,000	158,482,600
3.75%, 4/24/24	36,940,000	37,749,392
3.20%, 2/5/25	67,240,000	65,824,531
4.20%, 10/29/25	121,149,000	122,170,771

PAGE 10 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2017

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
Cigna Corp.
4.00%, 2/15/22	$62,964,000	$66,547,848
7.65%, 3/1/23	7,217,000	8,891,496
7.875%, 5/15/27	33,255,000	44,626,181
8.30%, 1/15/33	8,195,000	11,396,614
6.15%, 11/15/36	88,097,000	111,757,387
5.875%, 3/15/41	18,939,000	23,839,826
5.375%, 2/15/42	68,843,000	82,881,465
Citigroup, Inc.
2.882%, 5/15/18	79,070,000	80,073,477
3.50%, 5/15/23	72,730,000	73,726,256
4.00%, 8/5/24	31,300,000	32,216,871
7.542%, 10/30/40(a)	381,543,025	396,804,746
Equity Residential
4.75%, 7/15/20	5,200,000	5,543,335
4.625%, 12/15/21	108,687,000	117,430,652
3.00%, 4/15/23	47,300,000	47,494,119
3.375%, 6/1/25	77,890,000	78,380,006
HSBC Holdings PLC (United Kingdom)
5.10%, 4/5/21	85,935,000	93,420,712
9.30%, 6/1/21	100,000	121,938
4.30%, 3/8/26	116,100,000	123,556,174
6.50%, 5/2/36	184,105,000	236,008,250
6.50%, 9/15/37	201,366,000	260,664,260
6.80%, 6/1/38	32,000,000	42,792,096
JPMorgan Chase & Co.
3.375%, 5/1/23	92,238,000	93,586,889
4.125%, 12/15/26	106,000,000	110,115,344
8.75%, 9/1/30(a)	48,438,000	72,475,358
Lloyds Banking Group PLC (United Kingdom)
4.50%, 11/4/24	218,317,000	227,364,275
4.582%, 12/10/25	24,585,000	25,491,523
4.65%, 3/24/26	118,232,000	123,208,148
Navient Corp.
4.625%, 9/25/17	111,437,000	111,715,592
8.45%, 6/15/18	230,726,000	242,954,478
Royal Bank of Scotland Group PLC (United Kingdom)
6.125%, 12/15/22	292,243,000	319,920,458
6.00%, 12/19/23	277,320,000	305,948,298
Unum Group
7.19%, 2/1/28	11,295,000	13,468,135
7.25%, 3/15/28	25,060,000	31,866,647
6.75%, 12/15/28	8,107,000	9,892,469
Wells Fargo & Co.
1.873%, 12/6/19	135,850,000	137,439,173
2.15%, 12/6/19	280,875,000	282,188,933
4.30%, 7/22/27	247,864,000	259,920,105

		6,974,065,738
INDUSTRIALS: 23.5%
AT&T, Inc.
8.25%, 11/15/31	100,978,000	140,276,012
5.35%, 9/1/40	59,744,000	63,336,705
4.75%, 5/15/46	77,670,000	76,267,746
5.65%, 2/15/47	120,390,000	132,745,144
5.45%, 3/1/47	60,375,000	65,081,654
4.50%, 3/9/48	235,175,000	221,701,119
BHP Billiton, Ltd. (Australia) 6.75%, 10/19/75(a)(b)	231,972,000	265,048,887
Burlington Northern Santa Fe LLC(d)
4.70%, 10/1/19	33,445,000	35,558,055
8.251%, 1/15/21	2,734,831	2,952,420
3.05%, 9/1/22	39,535,000	40,795,811
5.943%, 1/15/23	33,351	35,114

	PAR VALUE	VALUE
3.85%, 9/1/23	$79,525,000	$85,246,028
5.72%, 1/15/24	13,358,445	14,718,267
5.342%, 4/1/24	4,070,855	4,431,241
5.629%, 4/1/24	16,991,825	18,646,591
5.996%, 4/1/24	34,145,745	38,162,511
3.442%, 6/16/28(b)	83,923,246	84,785,305
Cemex SAB de CV (Mexico)
6.50%, 12/10/19(b)	28,318,000	29,804,695
6.00%, 4/1/24(b)	113,175,000	120,259,755
5.70%, 1/11/25(b)	207,411,000	220,114,924
6.125%, 5/5/25(b)	95,400,000	102,793,500
7.75%, 4/16/26(b)	4,000,000	4,575,000
Charter Communications, Inc.
8.75%, 2/14/19	130,460,000	143,498,564
8.25%, 4/1/19	237,543,000	262,055,062
5.00%, 2/1/20	20,700,000	22,081,207
4.125%, 2/15/21	33,095,000	34,604,860
4.00%, 9/1/21	40,609,000	42,445,014
4.908%, 7/23/25	122,505,000	132,355,872
6.55%, 5/1/37	46,188,000	55,211,426
6.75%, 6/15/39	112,072,000	137,326,641
6.484%, 10/23/45	106,321,000	127,766,371
5.375%, 5/1/47(b)	33,210,000	35,181,146
Cox Enterprises, Inc.
9.375%, 1/15/19(b)	143,919,000	158,522,605
3.25%, 12/15/22(b)	110,233,000	109,988,613
2.95%, 6/30/23(b)	229,213,000	223,532,873
3.85%, 2/1/25(b)	240,909,000	242,745,449
CRH PLC (Ireland) 3.875%, 5/18/25(b)	196,754,000	204,488,793
CSX Corp.
9.75%, 6/15/20	10,067,000	12,136,564
6.251%, 1/15/23	14,091,383	16,152,248
Dell Technologies, Inc.
4.42%, 6/15/21(b)	255,000,000	268,801,365
5.45%, 6/15/23(b)	178,108,000	193,253,236
Dillard’s, Inc.
7.13%, 8/1/18	23,565,000	24,660,042
7.875%, 1/1/23	275,000	318,514
7.75%, 7/15/26	21,016,000	24,341,824
7.75%, 5/15/27	12,848,000	14,810,699
7.00%, 12/1/28	28,225,000	31,265,087
Dow Chemical Co.
7.375%, 11/1/29	69,100,000	92,796,048
9.40%, 5/15/39	144,913,000	243,819,311
5.25%, 11/15/41	35,928,000	41,685,893
FedEx Corp. 8.00%, 1/15/19	16,875,000	18,396,231
Ford Motor Credit Co. LLC(d)
2.681%, 1/9/20	110,925,000	111,662,873
8.125%, 1/15/20	7,091,000	8,060,815
5.75%, 2/1/21	192,923,000	212,264,109
5.875%, 8/2/21	162,085,000	180,729,800
3.219%, 1/9/22	39,700,000	40,048,725
4.25%, 9/20/22	31,925,000	33,534,212
Imperial Brands PLC (United Kingdom)
3.75%, 7/21/22(b)	124,595,000	129,706,011
4.25%, 7/21/25(b)	444,303,000	469,003,137
Kinder Morgan, Inc.
4.30%, 6/1/25	119,770,000	124,533,013
6.50%, 2/1/37	50,861,000	56,370,009
6.95%, 1/15/38	92,139,000	110,155,215
6.50%, 9/1/39	72,546,000	82,241,120
5.00%, 8/15/42	57,054,000	55,842,515

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 11

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2017

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
5.00%, 3/1/43	$71,101,000	$68,676,882
5.50%, 3/1/44	80,632,000	83,326,641
5.40%, 9/1/44	39,504,000	39,892,680
Macy’s, Inc.
6.65%, 7/15/24	52,526,000	57,225,028
7.00%, 2/15/28	24,800,000	26,515,466
6.70%, 9/15/28	34,115,000	35,323,865
6.90%, 4/1/29	81,337,000	86,840,099
6.90%, 1/15/32	28,618,000	29,697,242
6.70%, 7/15/34	143,960,000	149,185,892
4.50%, 12/15/34	154,923,000	128,285,849
6.375%, 3/15/37	41,543,000	42,378,679
Naspers, Ltd. (South Africa)
6.00%, 7/18/20(b)	220,010,000	237,610,800
5.50%, 7/21/25(b)	257,875,000	275,797,312
4.85%, 7/6/27(b)	64,000,000	64,160,000
Nordstrom, Inc. 6.95%, 3/15/28	20,107,000	21,820,981
RELX PLC (United Kingdom)
8.625%, 1/15/19	28,613,000	31,299,160
3.125%, 10/15/22	144,337,000	144,650,933
Telecom Italia SPA (Italy)
6.999%, 6/4/18	165,232,000	172,460,900
7.175%, 6/18/19	200,711,000	219,025,879
5.303%, 5/30/24(b)	250,432,000	268,588,320
7.20%, 7/18/36	53,458,000	61,977,869
7.721%, 6/4/38	129,877,000	157,151,170
Time Warner, Inc.
7.625%, 4/15/31	109,850,000	149,844,408
7.70%, 5/1/32	244,392,000	340,254,273
TransCanada Corp. (Canada)
5.625%, 5/20/75(a)	237,639,000	251,020,452
5.875%, 8/15/76(a)	76,814,000	83,358,553
5.30%, 3/15/77(a)	156,985,000	161,380,580
Twenty-First Century Fox, Inc.
6.20%, 12/15/34	14,795,000	18,234,127
6.40%, 12/15/35	49,525,000	62,827,415
6.15%, 3/1/37	31,905,000	39,903,871
6.65%, 11/15/37	79,075,000	104,433,325
6.15%, 2/15/41	40,108,000	50,683,958
Ultrapar Participacoes SA (Brazil) 5.25%, 10/6/26(b)	185,300,000	185,022,050
Union Pacific Corp.
7.60%, 1/2/20	387,688	428,202
6.061%, 1/17/23	3,853,811	4,185,775
4.698%, 1/2/24	2,550,358	2,709,755
5.082%, 1/2/29	6,281,759	6,837,532
5.866%, 7/2/30	39,728,159	45,269,443
6.176%, 1/2/31	34,683,668	40,270,687
Verizon Communications, Inc.
4.272%, 1/15/36	166,472,000	160,849,908
4.522%, 9/15/48	198,801,000	188,487,403
5.012%, 4/15/49(b)	451,757,000	456,873,148
Vulcan Materials Co. 7.50%, 6/15/21	143,984,000	169,909,903
Xerox Corp.
6.35%, 5/15/18	106,052,000	109,996,180
5.625%, 12/15/19	87,407,000	93,268,076
2.75%, 9/1/20	22,690,000	22,632,617
4.50%, 5/15/21	63,744,000	66,762,725
4.07%, 3/17/22(b)	2,349,000	2,408,808
Zoetis, Inc.
3.45%, 11/13/20	39,377,000	40,719,480
4.50%, 11/13/25	166,139,000	181,399,366

		11,737,593,263

	PAR VALUE	VALUE
UTILITIES: 1.4%
Dominion Energy, Inc.
2.962%, 7/1/19	$10,000,000	$10,149,930
4.104%, 4/1/21	97,451,000	102,273,753
5.75%, 10/1/54(a)	232,036,000	248,278,520
Enel SPA (Italy)
6.80%, 9/15/37(b)	153,664,000	197,082,992
6.00%, 10/7/39(b)	137,712,000	163,961,560

		721,746,755

		19,433,405,756

TOTAL DEBT SECURITIES (Cost $47,041,831,877)		$48,520,803,738

SHORT-TERM INVESTMENTS: 2.3%
COMMERCIAL PAPER: 0.7%
Anthem, Inc.
7/5/17(b)	$50,000,000	$49,951,667
7/7/17(b)	75,000,000	74,912,986
7/13/17(b)	48,200,000	48,150,140
Dominion Energy, Inc. 7/25/17(b)	40,000,000	39,962,133
Mondelez International, Inc. 7/27/17(b)	148,200,000	148,062,997

		361,039,923
MONEY MARKET FUND: 0.1%
State Street Institutional Treasury Plus Money Market Fund	49,944,257	49,944,257

REPURCHASE AGREEMENT: 1.5%
Fixed Income Clearing Corporation(c) 0.60%, dated 6/30/17, due 7/3/17, maturity value $718,358,916	718,323,000	718,323,000

TOTAL SHORT-TERM INVESTMENTS (Cost $1,129,307,180)		$1,129,307,180

TOTAL INVESTMENTS (Cost $48,171,139,057)	99.4%	$49,650,110,918
OTHER ASSETS LESS LIABILITIES	0.6%	341,292,143

NET ASSETS	100.0%	$49,991,403,061

(a)	Hybrid security
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2017, all such securities in total represented $6,670,083,408 or 13.3% of net assets. These securities have been deemed liquid by Dodge & Cox, investment manager, pursuant to procedures approved by the Fund’s Board of Trustees.

(c)	Repurchase agreement is collateralized by U.S. Treasury Notes 1.375%-7.25%, 4/30/22-6/30/23. Total collateral value is $732,691,685.
(d)	Subsidiary (see below)
(e)	Rounds to 0.0%

Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries. In determining a parent company’s country designation, the Fund generally references the country of incorporation.

ARM: Adjustable Rate Mortgage

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

GO: General Obligation

RB: Revenue Bond

REMIC: Real Estate Mortgage Investment Conduit

PAGE 12 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2017

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Note—Short Position	13,511	Sep 2017	$(1,696,052,719)	$2,901,047
Long Term U.S. Treasury Bond—Short Position	3,594	Sep 2017	(596,154,750)	(10,611,095)

				$(7,710,048)

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 13

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2017
ASSETS:
Investments, at value (cost $48,171,139,057)	$49,650,110,918
Cash held at broker	29,554,789
Receivable for investments sold	33,553,493
Receivable from broker for variation margin	10,094,494
Receivable for Fund shares sold	73,910,073
Interest receivable	362,491,189
Prepaid expenses and other assets	89,287

50,159,804,243

LIABILITIES:
Payable for investments purchased	108,602,473
Payable for Fund shares redeemed	40,656,599
Management fees payable	16,389,052
Accrued expenses	2,753,058

168,401,182

NET ASSETS	$49,991,403,061

NET ASSETS CONSIST OF:
Paid in capital	$48,484,459,782
Undistributed net investment income	7,291,614
Undistributed net realized gain	28,389,852
Net unrealized appreciation	1,471,261,813

$49,991,403,061

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	3,635,861,580
Net asset value per share	$13.75

STATEMENT OF OPERATIONS (unaudited)

Six Months Ended June 30, 2017
INVESTMENT INCOME:
Dividends	$13,909,456
Interest	780,182,273

794,091,729

EXPENSES:
Management fees	96,147,821
Custody and fund accounting fees	368,131
Transfer agent fees	4,282,217
Professional services	98,448
Shareholder reports	1,094,223
Registration fees	623,509
Trustees’ fees	130,000
Miscellaneous	471,686

103,216,035

NET INVESTMENT INCOME	690,875,694

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments	93,526,917
Futures contracts	(50,194,907)
Net change in unrealized appreciation/depreciation
Investments	588,655,767
Futures contracts	(21,305,340)

Net realized and unrealized gain	610,682,437

NET CHANGE IN NET ASSETS FROM OPERATIONS	$1,301,558,131

STATEMENT OF CHANGES IN NET ASSETS (unaudited)

	Six Months Ended June 30, 2017	Year Ended December 31, 2016
OPERATIONS:
Net investment income	$690,875,694	$1,412,514,115
Net realized gain	43,332,010	179,878,274
Net change in unrealized appreciation/depreciation	567,350,427	843,698,150

	1,301,558,131	2,436,090,539

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(698,865,241)	(1,410,152,555)
Net realized gain	(39,156,481)	(62,011,941)

Total distributions	(738,021,722)	(1,472,164,496)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	7,591,326,745	11,299,892,007
Reinvestment of distributions	603,626,044	1,208,984,389
Cost of shares redeemed	(5,399,541,602)	(9,965,599,733)

Net change from Fund share transactions	2,795,411,187	2,543,276,663

Total change in net assets	3,358,947,596	3,507,202,706

NET ASSETS:
Beginning of period	46,632,455,465	43,125,252,759

End of period (including undistributed net investment income of $7,291,614 and $15,281,161, respectively)	$49,991,403,061	$46,632,455,465

SHARE INFORMATION:
Shares sold	553,895,368	830,115,244
Distributions reinvested	44,077,589	88,916,899
Shares redeemed	(393,974,006)	(732,099,399)

Net change in shares outstanding	203,998,951	186,932,744

PAGE 14 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Income Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on January 3, 1989, and seeks high and stable current income consistent with long-term preservation of capital. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business.

Debt securities and derivatives traded over the counter, are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities. All securities held by the Fund are denominated in U.S. dollars.

If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Dividend income is recorded on the ex-dividend date.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Futures Contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred

DODGE & COX INCOME FUND ▪ PAGE 15

NOTES TO FINANCIAL STATEMENTS (unaudited)

to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures contracts are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded on the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded on the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund has maintained short Treasury futures contracts to assist with the management of the portfolio’s interest rate exposure. During the six months ended June 30, 2017, these Treasury futures contracts had notional values ranging from 4% to 6% of net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2017:

Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Debt Securities
U.S. Treasury	$—	$8,157,328,949
Government-Related	—	3,361,007,478
Securitized	—	17,569,061,555
Corporate	—	19,433,405,756
Short-term Investments
Commercial Paper	—	361,039,923
Money Market Fund	49,944,257	—
Repurchase Agreement	—	718,323,000

Total Securities	$49,944,257	$49,600,166,661

Other Financial Instruments(b)
Futures Contracts
Appreciation	$2,901,047	$—
Depreciation	(10,611,095)	—

(a)

There were no transfers between Level 1 and Level 2 during the six months ended June 30, 2017. There were no Level 3 securities at June 30, 2017 and December 31, 2016 and there were no transfers to Level 3 during the period.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets up to $100 million and 0.40% of the Fund’s average daily net assets in excess of $100 million to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 1% of the average daily net assets for the year.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character.

Book to tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), and futures contracts. At June 30, 2017, the cost of investments for federal income tax purposes was $48,171,164,255.

PAGE 16 ▪ DODGE & COX INCOME FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

Distributions during the periods noted below were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
Ordinary income	$698,865,241		$1,410,152,555
	($0.195 per share	)	($0.422 per share	)
Long-term capital gain	$39,156,481		$62,011,941
	($0.011 per share	)	($0.019 per share	)

At June 30, 2017, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$1,712,602,019
Unrealized depreciation	(233,655,356)

Net unrealized appreciation	1,478,946,663
Undistributed ordinary income	7,291,614
Undistributed long-term capital gain	20,705,002

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2017, the Fund’s commitment fee amounted to $152,656 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2017, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,947,668,077 and $1,703,096,789, respectively. For the six months ended June 30, 2017, purchases and sales of U.S. government securities aggregated $4,477,045,917 and $2,005,301,789, respectively.

NOTE 7—NEW ACCOUNTING GUIDANCE

In October 2016, the SEC issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements for fiscal periods ending on or after August 1, 2017. Management is currently assessing the impact of this rule to the Fund’s financial statements and other filings and does not expect any impact to the Fund’s net assets or results of operations.

In March 2017, the Financial Accounting Standards Board issued an update to amend the amortization period for certain purchased callable debt securities held at a premium. The amendments shorten the amortization period for premiums to the earliest call date, but do not require an accounting change for securities held at a discount. The amendments are effective for financial statements for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statements and disclosures.

NOTE 8—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2017, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

DODGE & COX INCOME FUND ▪ PAGE 17

FINANCIAL HIGHLIGHTS (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2017		2016	2015	2014	2013	2012

Net asset value, beginning of period	$13.59		$13.29	$13.78	$13.53	$13.86	$13.30
Income from investment operations:
Net investment income	0.19		0.42	0.40	0.39	0.42	0.48
Net realized and unrealized gain (loss)	0.18		0.32	(0.48)	0.35	(0.33)	0.56

Total from investment operations	0.37		0.74	(0.08)	0.74	0.09	1.04

Distributions to shareholders from:
Net investment income	(0.20)		(0.42)	(0.40)	(0.39)	(0.42)	(0.48)
Net realized gain	(0.01)		(0.02)	(0.01)	(0.10)	—	—

Total distributions	(0.21)		(0.44)	(0.41)	(0.49)	(0.42)	(0.48)

Net asset value, end of period	$13.75		$13.59	$13.29	$13.78	$13.53	$13.86

Total return	2.71%		5.62%	(0.59)%	5.48%	0.64%	7.94%
Ratios/supplemental data:
Net assets, end of period (millions)	$49,991		$46,632	$43,125	$39,128	$24,654	$26,539
Ratios of expenses to average net assets	0.43	%(a)	0.43%	0.43%	0.44%	0.43%	0.43%
Ratios of net investment income to average net assets	2.87	%(a)	3.11%	2.97%	2.89%	3.00%	3.52%
Portfolio turnover rate	8%		27%	24%	27%	38%	26%
(a)	Annualized

See accompanying Notes to Financial Statements

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-551-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

PAGE 18 ▪ DODGE & COX INCOME FUND

TRUSTEES AND EXECUTIVE OFFICERS

Charles F. Pohl, Chairman and Trustee

Chairman, Dodge & Cox

Dana M. Emery, President and Trustee

Chief Executive Officer and President, Dodge & Cox

Thomas A. Larsen, Independent Trustee

Senior Counsel, Arnold & Porter Kaye Scholer LLP

Ann Mather, Independent Trustee

Former Executive Vice President, Chief Financial Officer, and Company Secretary, Pixar Animation Studios

Robert B. Morris III, Independent Trustee

Former Partner and Managing Director - Global Investment Research, Goldman Sachs, Former Advisory Director, The Presidio Group

Gary Roughead, Independent Trustee

Robert and Marion Oster Distinguished Fellow, Hoover Institution, and former U.S. Navy Chief of Naval Operations

Mark E. Smith, Independent Trustee

Former Executive Vice President and Managing Director-Fixed Income, Loomis Sayles & Company, L.P.

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; and former Under Secretary for International Affairs, United States Treasury

Diana S. Strandberg, Senior Vice President

Senior Vice President and Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President and Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Executive Vice President, Secretary, and Senior Counsel, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Vice President and Chief Compliance Officer, Dodge & Cox

Roberta R.W. Kameda, Assistant Secretary

Vice President and General Counsel, Dodge & Cox

William W. Strickland, Assistant Secretary and Assistant Treasurer

Vice President and Chief Operating Officer, Dodge & Cox

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.

DODGE & COX INCOME FUND ▪ PAGE 19

Income Fund

dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2017, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

DODGE & COX FUNDS®

2017

Semi-Annual Report

June 30, 2017

Global Bond Fund

ESTABLISHED 2014

TICKER:  DODLX

6/17 GBF SAR       Printed on recycled paper

TO OUR SHAREHOLDERS

The Dodge & Cox Global Bond Fund had a total return of 5.8% for the six months ended June 30, 2017, compared to a return of 4.4% for the Bloomberg Barclays Global Aggregate Bond Index (Bloomberg Barclays Global Agg).

MARKET COMMENTARY

The combination of strong corporate bond performance, moderate depreciation of the U.S. dollar, and relatively stable interest rates drove positive global bond returns in the first half of 2017. Overall, risk sentiment remained positive despite lingering uncertainties regarding prospective central bank actions, scattered incidents of political conflict around the world, and evolving U.S. policies regarding tax, trade, and foreign relations.

Continuing a trend in place since early 2016, credit yield premiums(a) fell, ending the quarter at their lowest level since September 2014. The strong performance was broad based, with Basic Industry issuers (e.g., Metals & Mining, Paper) and sovereign bonds (mostly emerging market issuers) leading the way. Corporate issuance remained robust and new issue concessions were modest as deals continued to be met with strong demand. While credit valuations are less attractive than they have been in recent years, balance sheets and cash flow prospects are generally strong, and the economic backdrop appears to be on firm footing.

Low interest rates in major developed economies persisted, despite prospects for reductions in central bank asset purchase programs—a key pillar of the global low rate environment in recent years. Although recent inflation readings in the United States have been weaker than expected, unemployment is at its lowest level since 2001, and real wages are creeping up. In this environment, the U.S. Federal Reserve (Fed) hiked rates twice in the first half, signaled one more hike in 2017, and provided more details about how it might begin reducing its balance sheet later this year.

The U.S. dollar depreciated, particularly versus European currencies. The euro rose 9% amid subsiding concerns over a European Union (EU) break-up following a pro-EU victory in the French elections, as well as signals from the European Central Bank that its policies will be less expansionary going forward. Most emerging market currencies also appreciated, led by a 14% rise in the Mexican peso. The peso’s strength was driven by receding fears about trade relations with the United States, resilient domestic economic performance, and strong support from the central bank. On the other hand, Brazil’s currency depreciated and long-term interest rates rose as new corruption allegations against President Michel Temer swirled, threatening to impede progress to address key economic challenges including pension reform.

INVESTMENT STRATEGY

The Fund’s strong performance in the first half of 2017 is the result of all three primary dimensions of the Fund’s investment strategy—currency, credit, and interest rates—contributing positively to returns. The Fund’s sizable 53%(b) weighting in credit(c) boosted performance in an environment of declining credit yield premiums and continues to be an important driver of the significant yield advantage of the Fund relative to the Bloomberg Barclays Global Agg (3.7% versus 1.6%). Meanwhile, the positive currency and interest rate performance was driven primarily by the Fund’s Latin American government bond holdings (Mexico, Colombia, and Peru).

Changes to the Fund’s holdings over the period were incremental—we reduced the Fund’s Mexican peso position by one percentage point, selectively trimmed a number of credit holdings (bringing our overall credit weighting down by four percentage points), and reduced the duration(d) of the Fund by 0.3 years. These changes and our market outlook are discussed below.

Credit: Continued Strength

Credit investing continues to be a key pillar of the Fund’s investment strategy. Broadly speaking, credit valuations are not as compelling as they were in 2015 and 2016, but we continue to believe they are significantly more attractive than those of ultra-low-yielding developed market government bonds. In our view, corporate fundamentals remain strong, with reasonable debt levels and cash positions, and a generally healthy banking system. We do not see signs of an impending broad-based deterioration in the credit environment. We are particularly confident about the Fund’s 39 corporate bond holdings which, on average, offer higher yield premiums than the broader market and, in many cases, also offer potential price appreciation. As always, we remain vigilant about downside risk and have carefully stress tested portfolio holdings to assess their ability to withstand difficult financial and economic environments.

Despite our broadly constructive outlook for credit, we have trimmed the Fund’s exposure to this segment of the market given the changing valuation landscape. Notably, the Fund’s corporate weighting is four percentage points lower year to date and 11 percentage points lower than one year ago. Trims in 2017 have been sourced from a variety of industries and include Cemex, Ford, Lafarge, Macy’s, and Wells Fargo.(e) Most of the proceeds from these sales have been invested in high-quality, short-maturity bonds, thus building the Fund’s dry powder for capitalizing on fixed income opportunities that emerge.

Rates: Opportunities in Latin America

We continue to believe that the market is underpricing upside risks to inflation and interest rates in the United States and a number of other developed markets. For example, U.S. labor and housing markets are strong, and both Fed policy and future fiscal stimulus could exert upward pressure on interest rates. In addition, growth and inflation are on the upswing in Europe. To mitigate potential performance headwinds due to rising interest rates, the Fund maintains a relatively low overall duration, or interest rate sensitivity (3.3 years). During the second quarter, we further hedged the Fund’s eurozone interest rate risk using German interest rate futures. Looking outside the developed markets, we are finding promising interest rate opportunities in Latin America.

In the fourth quarter of 2016, on the heels of a rise in global interest rates following Donald Trump’s victory in the U.S.

PAGE 2 ▪ DODGE & COX GLOBAL BOND FUND

presidential election, we increased portfolio exposure to Latin American bonds through purchases of intermediate-term local-currency government bonds from Mexico, Colombia, and Peru. We believed that rate levels had moved up beyond what seemed justified by our assessment of fundamentals. Our evaluation framework for emerging market interest rates consists of three primary components: (1) predicted real (i.e., inflation-adjusted) short-term rates, (2) inflation expectations, and (3) a combination of the term premium and a country risk premium. We use both quantitative models (e.g., internally developed Taylor Rule models) as well as our qualitative judgment to formulate these views. Using this framework, we concluded that these Latin American securities offered long-term opportunity; we have been rewarded by strong performance as yields on these bonds have declined meaningfully. We continue to view Mexican and Peruvian interest rates favorably, but we have shortened the maturity of the Fund’s Colombian holding.

Currency: Mexican Peso Rebounds

The Fund’s U.S. dollar exposure is currently 87%, with the remaining exposure in the Mexican peso, the Indian rupee, the Colombian peso, and the Peruvian sol. This currency mix reflects our continuing bullish view of the U.S. dollar versus most other developed market currencies, although we believe further appreciation is likely to be modest and our view has become more balanced. On one hand, the Fed is well ahead of other central banks in raising its policy rate and exiting quantitative easing, which should continue to support the U.S. dollar relative to other major currencies. On the other hand, the U.S. dollar looks somewhat overvalued on a purchasing power basis and we recognize that we are many years into a dollar bull run. Overall, we have minimal exposure to developed market currencies as we do not find their risk-adjusted total return prospects as attractive when compared to the U.S. dollar and other currencies held in the Fund.

The Fund’s large exposure to the Mexican peso was one of the key contributors to year-to-date performance, as the peso reversed most of its 2016 depreciation in the first half of 2017. At many times during and since 2016, particularly after the election, we reevaluated this currency position, assessing our fundamental outlook and developing worst case scenarios against which to stress test our investment. This process of reflection and analysis resulted in our team’s conviction to hold the position through a period of short-term volatility. Following the peso’s strong recent performance and higher valuation, we reduced our exposure slightly. However, we continue to hold a 7% weighting and find the peso attractive given the high nominal and real yield levels, a compelling currency valuation, a credible and engaged central bank, an improving fiscal outlook, and long-term growth and economic reform potential. We believe current valuations provide adequate compensation for potential risks including NAFTA renegotiations, the 2018 general election in Mexico, and broader swings in emerging market risk sentiment.

IN CLOSING

The Fund recently celebrated its third anniversary as a public mutual fund and we are proud of the performance track record we have achieved. We remain optimistic about our differentiated and opportunistic approach to global bond investing, which features a total return orientation, a focus on credit opportunities, and a long-term investment horizon.

As we look forward, the current low level of interest rates and yield premiums temper our total return expectations. However, we believe the Fund is well positioned and we continue to find many compelling credit, interest rate, and currency investments across the globe. Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

July 31, 2017

(a)	Yield premiums are one way to measure a security’s valuation. Narrowing yield premiums result in a higher valuation. Widening yield premiums result in a lower valuation.
(b)	Unless otherwise specified, all weightings and characteristics are as of June 30, 2017.
(c)	Credit securities refers to corporate bonds and government-related securities, as classified by Bloomberg.
(d)	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
(e)	The use of specific examples does not imply that they are more or less attractive investments than the Fund’s other holdings.

DODGE & COX GLOBAL BOND FUND ▪ PAGE 3

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund outperformed the Barclays Global Agg by 1.4 percentage points year to date.

Key Contributors to Relative Results

▪	The Fund’s large position in the Mexican peso (8% versus 0.3% in the Bloomberg Barclays Global Agg) added to relative returns as the currency appreciated 14% versus the U.S. dollar.
▪

Security selection was strong, led by Brazil-related holdings including Petrobras and Rio Oil Finance Trust. Other notable outperformers include Republic of Indonesia, Royal Bank of Scotland, and Telecom Italia.

▪	The Fund benefited from holding longer-term bonds in Mexico, Colombia, and Peru (13% versus 0.3% in the Bloomberg Barclays Global Agg) as rates declined.
▪	The Fund’s large allocation to corporate bonds (49% versus 19% in the Bloomberg Barclays Global Agg) added to relative returns as credit yield premiums declined.

Key Detractors from Relative Results

▪

Currency positioning detracted from relative returns, predominantly because of the Fund’s lack of exposure to the euro (compared to 24% in the Bloomberg Barclays Global Agg), and also to the British pound and the Japanese yen (compared to combined 22% in the Bloomberg Barclays Global Agg).

▪	Certain credits underperformed including Macy’s and State of Illinois.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 85 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Global Fixed Income Investment Committee, which is the decision-making body for the Global Bond Fund, is a six-member committee with an average tenure at Dodge & Cox of 22 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The yields and market values of the instruments in which the Fund invests may fluctuate. Accordingly, an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 4 ▪ DODGE & COX GLOBAL BOND FUND

GROWTH OF $10,000 SINCE INCEPTION

FOR AN INVESTMENT MADE ON DECEMBER 5, 2012

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2017

	1 Year	3 Years	Since Inception (12/5/12)

Dodge & Cox Global Bond Fund(a)	8.13%	1.11%	2.65%
Bloomberg Barclays Global Aggregate Bond Index (Bloomberg Barclays Global Agg)	–2.18	–0.35	0.09
(a)

Expense reimbursements have been in effect for the Fund since its inception. Without the expense reimbursements, returns for the Fund would have been lower. The Fund’s returns since May 1, 2014 are as presented in the Financial Highlights.

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

A private fund managed and funded by Dodge & Cox (the “Private Fund”) was reorganized into the Fund and the Fund commenced operations on May 1, 2014. The Private Fund commenced operations on December 5, 2012 and had an investment objective, policies, and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the Private Fund was not registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”), and therefore was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include interest income but, unlike Fund returns, do not reflect fees or expenses. The Bloomberg Barclays Global Aggregate Bond Index (Bloomberg Barclays Global Agg) is a widely recognized, unmanaged index of multi-currency investment-grade, debt securities.

Bloomberg is a registered trademark of Bloomberg Finance L.P. and its affiliates. Barclays® is a trademark of Barclays Bank PLC.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2017	Beginning Account Value 1/1/2017	Ending Account Value 6/30/2017	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,058.10	$2.80
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.08	2.75
*	Expenses are equal to the Fund’s annualized net expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX GLOBAL BOND FUND ▪ PAGE 5

FUND INFORMATION (unaudited)	June 30, 2017

GENERAL INFORMATION
Net Asset Value Per Share	$10.93
Total Net Assets (millions)	$127.8
Net Expense Ratio(a)	0.45%
Gross Expense Ratio (1/1/17 to 6/30/17, annualized)	1.09%
Portfolio Turnover Rate (1/1/17 to 6/30/17, unannualized)	23%
30-Day SEC Yield (using net expenses)(a)(b)	3.46%
30-Day SEC Yield (using gross expenses)	2.82%
Number of Credit Issuers	46
Fund Inception	May 1, 2014
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Global Fixed Income Investment Committee, whose six members’ average tenure at Dodge & Cox is 22 years.

PORTFOLIO CHARACTERISTICS	Fund	BBG Barclays Global Agg
Effective Duration (years)	3.3	7.0
Emerging Markets(c)	27.1%	5.0%

FIVE LARGEST CREDIT ISSUERS (%)(d)	Fund
Telecom Italia SPA	2.0
Kinder Morgan, Inc.	2.0
Indonesia Government International	1.9
Naspers, Ltd.	1.9
Millicom International Cellular SA	1.9

CREDIT QUALITY (%)(e)(f)	Fund	BBG Barclays Global Agg
Aaa	21.9	40.0
Aa	0.4	16.3
A	18.9	26.8
Baa	41.5	16.9
Ba	11.9	0.0
B	0.0	0.0
Caa	1.6	0.0
Net Cash & Other(g)	3.8	0.0

ASSET ALLOCATION

SECTOR DIVERSIFICATION (%)(f)	Fund	BBG Barclays Global Agg
Government	23.0	53.8
Government-Related	8.8	12.2
Securitized	20.2	15.3
Corporate	44.2	18.7
Net Cash & Other(g)	3.8	0.0

REGION DIVERSIFICATION (%)(c)(f)	Fund	BBG Barclays Global Agg
United States	49.6	38.9
Latin America	18.5	1.1
Europe (excluding United Kingdom)	9.3	25.8
United Kingdom	6.7	5.5
Pacific (excluding Japan)	4.3	5.2
Japan	3.5	17.0
Africa	2.8	0.2
Canada	1.5	3.3
Middle East	0.0	0.6
Other	0.0	2.4

(a)

Effective May 1, 2017, Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain Total Annual Fund Operating Expenses at 0.45% through April 30, 2018. The term of the agreement renews annually thereafter unless terminated with 30 days’ written notice by either party prior to the end of the term. For periods prior to May 1, 2017, the Fund’s Net Expense Ratio was 0.60%.

(b)	SEC Yield is an annualization of the Fund’s net investment income for the trailing 30-day period. Dividends paid by the Fund may be higher or lower than implied by the SEC Yield.
(c)

The Fund may classify an issuer in a different category than the Bloomberg Barclays Global Aggregate Bond Index. The Fund generally classifies a corporate issuer based on the country of incorporation of the parent company, but may designate a different country in certain circumstances.

(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(e)

The credit quality distributions shown for the Fund and the Index are based on the middle of Moody’s, S&P’s, and Fitch ratings, which is the methodology used by Bloomberg in constructing its indices. If a security is rated by only two agencies, the lower of the two ratings is used. Please note the Fund applies the highest of Moody’s, S&P’s, and Fitch ratings to comply with the quality requirements stated in its prospectus. On that basis, the Fund held 13.5% in securities rated below investment grade. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

(f)	Excludes the Fund’s derivative contracts.
(g)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.

PAGE 6 ▪ DODGE & COX GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2017

DEBT SECURITIES: 96.2%

		PAR VALUE	VALUE
GOVERNMENT: 23.0%
Colombia Government (Colombia) 7.75%, 4/14/21	COP	8,400,000,000	$2,947,834
Czech Republic Government (Czech Republic) 11/9/17	CZK	58,000,000	2,541,240
India Government (India) 8.12%, 12/10/20	INR	150,000,000	2,432,025
Japan Treasury Discount Bill (Japan)
8/10/17	JPY	350,000,000	3,112,014
1/22/18	JPY	150,000,000	1,334,315
Mexico Government (Mexico)
2.00%, 6/9/22(a)	MXN	53,085,551	2,778,657
5.75%, 3/5/26	MXN	121,400,000	6,244,604
Peru Government GDN (Peru) 6.35%, 8/12/28(c)	PEN	7,850,000	2,569,268
U.S. Treasury Note/Bond (United States) 0.875%, 5/31/18	USD	5,480,000	5,460,733

			29,420,690
GOVERNMENT-RELATED: 8.8%
Chicago Transit Authority RB (United States) 6.899%, 12/1/40	USD	1,800,000	2,289,635
Indonesia Government International (Indonesia) 3.75%, 6/14/28(c)	EUR	1,975,000	2,470,738
Peru Government International (Peru) 3.75%, 3/1/30	EUR	900,000	1,200,114
Petroleo Brasileiro SA (Brazil) 7.25%, 3/17/44	USD	650,000	639,113
Petroleos Mexicanos (Mexico)
2.75%, 4/21/27	EUR	633,000	650,683
5.50%, 6/27/44	USD	56,000	49,504
6.375%, 1/23/45	USD	535,000	521,625
6.75%, 9/21/47	USD	711,000	718,025
State of California GO (United States) 7.30%, 10/1/39	USD	400,000	584,324
State of Illinois GO (United States)
5.665%, 3/1/18	USD	800,000	813,080
5.877%, 3/1/19	USD	700,000	724,346
5.10%, 6/1/33	USD	600,000	561,672

			11,222,859
SECURITIZED: 20.2%
ASSET-BACKED: 5.4%
Auto Loan: 0.8%
Ford Credit Auto Owner Trust (United States)
Series 2015-B A3, 1.16%, 11/15/19	USD	501,219	500,534
Series 2015-1 A, 2.12%, 7/15/26(c)	USD	550,000	552,166

			1,052,700
Credit Card: 2.0%
American Express Master Trust (United States) Series 2017-3 A, 1.77%, 4/15/20	USD	1,240,000	1,237,971
Chase Issuance Trust (United States) Series 2016-A5 A5, 1.27%, 7/15/21	USD	1,330,000	1,317,878

			2,555,849

		PAR VALUE	VALUE
Other: 1.6%
Rio Oil Finance Trust (Brazil)
9.25%, 7/6/24(c)	USD	1,359,413	$1,380,144
9.75%, 1/6/27(c)	USD	617,033	629,374

			2,009,518
Student Loan: 1.0%
Navient Student Loan Trust (Private Loans) (United States) Series 2015-CA B, 3.25%, 5/15/40(c)	USD	1,350,000	1,365,723

			1,365,723

			6,983,790
MORTGAGE-RELATED: 14.8%
Federal Agency CMO & REMIC: 1.8%
Fannie Mae (United States) Trust 2004-W9 1A3, 6.05%, 2/25/44	USD	594,458	669,299
Freddie Mac (United States)
Series 4283 EW, 4.50%, 12/15/43	USD	162,557	175,132
Series 4319 MA, 4.50%, 3/15/44	USD	571,187	617,665
Ginnie Mae (United States) Series 2010-169 JZ, 4.00%, 12/20/40	USD	814,120	847,513

			2,309,609
Federal Agency Mortgage Pass-Through: 13.0%
Fannie Mae, 15 Year (United States) 5.00%, 7/1/25	USD	23,154	24,645
Fannie Mae, 20 Year (United States)
4.00%, 11/1/30-9/1/35	USD	1,583,143	1,679,226
3.50%, 3/1/37	USD	2,233,217	2,316,066
Fannie Mae, 30 Year (United States) 4.50%, 4/1/39-1/1/46	USD	6,455,209	6,970,670
Fannie Mae, Hybrid ARM (United States)
2.907%, 8/1/44	USD	169,701	174,349
2.765%, 9/1/44	USD	283,432	290,846
Freddie Mac, Hybrid ARM (United States)
3.015%, 10/1/44	USD	341,510	352,247
2.724%, 11/1/44	USD	879,280	900,696
2.688%, 1/1/45	USD	929,832	950,236
2.742%, 5/1/46	USD	1,480,233	1,509,510
Freddie Mac Gold, 30 Year (United States)
6.00%, 2/1/35	USD	86,698	97,512
4.50%, 8/1/44-9/1/44	USD	1,239,553	1,329,210

			16,595,213

			18,904,822

			25,888,612
CORPORATE: 44.2%
FINANCIALS: 11.0%
Bank of America Corp. (United States)
4.25%, 10/22/26	USD	825,000	849,652
6.625%, 5/23/36(b)	USD	325,000	393,206
Barclays PLC (United Kingdom) 4.836%, 5/9/28	USD	1,200,000	1,226,875
BNP Paribas SA (France) 4.375%, 9/28/25(c)	USD	1,175,000	1,218,066
Capital One Financial Corp. (United States) 3.75%, 4/24/24	USD	1,200,000	1,226,293

See accompanying Notes to Financial Statements	DODGE & COX GLOBAL BOND FUND ▪ PAGE 7

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2017

DEBT SECURITIES (continued)

		PAR VALUE	VALUE
Citigroup, Inc. (United States) 7.542%, 10/30/40(b)	USD	1,675,000	$1,742,000
HSBC Holdings PLC (United Kingdom)
5.75%, 12/20/27	GBP	550,000	873,078
6.00%, 3/29/40	GBP	600,000	1,033,316
JPMorgan Chase & Co. (United States)
3.375%, 5/1/23	USD	1,050,000	1,065,355
3.875%, 9/10/24	USD	125,000	128,979
Lloyds Banking Group PLC (United Kingdom)
4.50%, 11/4/24	USD	1,125,000	1,171,621
4.582%, 12/10/25	USD	700,000	725,811
Navient Corp. (United States)
4.625%, 9/25/17	USD	268,000	268,670
8.45%, 6/15/18	USD	500,000	526,500
Royal Bank of Scotland Group PLC (United Kingdom)
6.125%, 12/15/22	USD	325,000	355,780
6.00%, 12/19/23	USD	1,150,000	1,268,717

			14,073,919
INDUSTRIALS: 29.0%
AT&T, Inc. (United States)
4.75%, 5/15/46	USD	625,000	613,716
4.50%, 3/9/48	USD	1,425,000	1,343,358
BHP Billiton, Ltd. (Australia) 5.625%, 10/22/79(b)	EUR	425,000	566,254
Cemex SAB de CV (Mexico) 7.75%, 4/16/26(c)	USD	1,275,000	1,458,281
Charter Communications, Inc. (United States)
7.30%, 7/1/38	USD	425,000	543,783
6.75%, 6/15/39	USD	1,150,000	1,409,144
Cox Enterprises, Inc. (United States)
3.25%, 12/15/22(c)	USD	765,000	763,304
2.95%, 6/30/23(c)	USD	1,050,000	1,023,980
Dell Technologies, Inc. (United States)
4.42%, 6/15/21(c)	USD	650,000	685,180
5.45%, 6/15/23(c)	USD	550,000	596,769
Ford Motor Credit Co. LLC(d) (United States) 5.875%, 8/2/21	USD	1,175,000	1,310,161
Grupo Televisa SAB (Mexico) 8.50%, 3/11/32	USD	964,000	1,246,710
HCA Holdings, Inc. (United States) 4.75%, 5/1/23	USD	1,775,000	1,877,063
Imperial Brands PLC (United Kingdom) 4.25%, 7/21/25(c)	USD	1,200,000	1,266,712
Kinder Morgan, Inc. (United States) 6.95%, 1/15/38	USD	2,100,000	2,510,619
LafargeHolcim, Ltd. (Switzerland) 7.125%, 7/15/36	USD	1,000,000	1,287,258
Macy’s, Inc. (United States)
6.70%, 9/15/28	USD	50,000	51,772
6.90%, 4/1/29	USD	75,000	80,074
6.70%, 7/15/34	USD	425,000	440,428
Millicom International Cellular SA (Luxembourg) 6.625%, 10/15/21(c)	USD	2,300,000	2,392,000
Molex Electronic Technologies LLC(d) (United States) 2.878%, 4/15/20(c)	USD	731,000	736,212

		PAR VALUE	VALUE
MTN Group, Ltd. (South Africa) 4.755%, 11/11/24(c)	USD	1,200,000	$1,156,440
Naspers, Ltd. (South Africa) 5.50%, 7/21/25(c)	USD	2,300,000	2,459,850
RELX PLC (United Kingdom)
8.625%, 1/15/19	USD	58,000	63,445
3.125%, 10/15/22	USD	574,000	575,248
Telecom Italia SPA (Italy)
6.375%, 6/24/19	GBP	800,000	1,137,560
7.721%, 6/4/38	USD	1,150,000	1,391,500
Time Warner, Inc. (United States) 6.20%, 3/15/40	USD	1,025,000	1,225,609
TransCanada Corp. (Canada) 5.625%, 5/20/75(b)	USD	1,800,000	1,901,358
Twenty-First Century Fox, Inc. (United States)
6.15%, 3/1/37	USD	275,000	343,945
6.65%, 11/15/37	USD	750,000	990,515
Ultrapar Participacoes SA (Brazil) 5.25%, 10/6/26(c)	USD	600,000	599,100
Verizon Communications, Inc. (United States) 5.012%, 4/15/49(c)	USD	1,175,000	1,188,307
Vulcan Materials Co. (United States) 7.50%, 6/15/21	USD	1,038,000	1,224,903
Zoetis, Inc. (United States) 4.50%, 11/13/25	USD	525,000	573,223

			37,033,781
UTILITIES: 4.2%
Dominion Energy, Inc. (United States) 5.75%, 10/1/54(b)	USD	1,750,000	1,872,500
Enel SPA (Italy)
6.80%, 9/15/37(c)	USD	650,000	833,663
6.00%, 10/7/39(c)	USD	930,000	1,107,269
The Southern Co. (United States) 5.50%, 3/15/57(b)	USD	1,450,000	1,529,203

			5,342,635

			56,450,335

TOTAL DEBT SECURITIES (Cost $118,544,682)			$122,982,496

SHORT-TERM INVESTMENTS: 3.9%
COMMERCIAL PAPER: 1.9%
Anthem, Inc. (United States) 7/13/17(c)	USD	1,250,000	$1,248,707
Mondelez International, Inc. (United States) 7/27/17(c)	USD	1,250,000	1,248,844

			2,497,551
MONEY MARKET FUND: 0.1%
State Street Institutional Treasury Plus Money Market Fund	USD	127,149	127,149

REPURCHASE AGREEMENT: 1.9%
Fixed Income Clearing Corporation(e) 0.60%, dated 6/30/17, due 7/3/17, maturity value $2,372,119	USD	2,372,000	2,372,000

TOTAL SHORT-TERM INVESTMENTS (Cost $4,996,700)			$4,996,700

TOTAL INVESTMENTS (Cost $123,541,382)		100.1%	$127,979,196
OTHER ASSETS LESS LIABILITIES		(0.1%)	(147,226)

NET ASSETS		100.0%	$127,831,970

PAGE 8 ▪ DODGE & COX GLOBAL BOND FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2017

(a)	Inflation-linked
(b)	Hybrid security
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2017, all such securities in total represented $28,950,097 or 22.6% of net assets. These securities have been deemed liquid by Dodge & Cox, investment manager, pursuant to procedures approved by the Fund’s Board of Trustees.

(d)	Subsidiary (see below)
(e)	Repurchase agreement is collateralized by U.S. Treasury Note 1.375%, 6/30/23. Total collateral value is $2,420,777.

Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries. In determining a parent company’s country designation, the Fund generally references the country of incorporation.

ARM: Adjustable Rate Mortgage

GDN: Global Depositary Note

CMO: Collateralized Mortgage Obligation

GO: General Obligation

RB: Revenue Bond

REMIC: Real Estate Mortgage Investment Conduit

COP: Colombian Peso

CZK: Czech Republic Koruna

EUR: Euro

GBP: British Pound

INR: Indian Rupee

JPY: Japanese Yen

MXN: Mexican Peso

PEN: Peruvian Sol

USD: United States Dollar

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Note—Short Position	108	Sep 2017	$(13,557,375)	$22,229
Euro-Bund Future— Short Position	26	Sep 2017	(4,806,874)	53,995
Long Term U.S. Treasury Bond— Short Position	27	Sep 2017	(4,149,562)	53,726

				$129,950

CENTRALLY CLEARED INTEREST RATE SWAPS

		Contract Amount
Notional Amount	Expiration Date	Fixed Rate	Floating Rate	Unrealized Appreciation/ (Depreciation)
Pay Fixed/Receive Floating:
$ 825,000	5/6/24	2.72%	USD LIBOR 3-Month	$(34,484)
825,000	8/22/24	2.57%	USD LIBOR 3-Month	(30,908)
1,750,000	7/29/45	2.774%	USD LIBOR 3-Month	(95,009)
945,000	9/20/47	2.50%	USD LIBOR 3-Month	12,863

				$(147,538)

CURRENCY FORWARD CONTRACTS

		Contract Amount
Counterparty	Settle Date	Receive U.S. Dollar	Deliver Foreign Currency	Unrealized Appreciation/ (Depreciation)
Contracts to sell CZK:
Citibank	11/9/17	2,353,514	58,000,000	$(204,521)
Contracts to sell EUR:
Bank of America	7/12/17	874,609	815,000	(56,577)
Goldman Sachs	8/16/17	2,543,215	2,375,000	(175,233)
Goldman Sachs	8/16/17	990,515	925,000	(68,249)
Contracts to sell GBP:
Goldman Sachs	7/12/17	932,627	765,000	(63,977)
Bank of America	9/13/17	614,641	500,000	(37,972)
Bank of America	9/13/17	1,241,575	1,010,000	(76,703)
Contracts to sell INR:
Barclays	7/12/17	2,089,115	135,500,000	(5,247)
Barclays	8/23/17	368,381	24,000,000	(594)
Contracts to sell JPY:
Bank of America	8/10/17	3,108,572	350,000,000	(7,912)
Goldman Sachs	1/22/18	1,330,554	150,000,000	(15,938)

Counterparty	Settle Date	Deliver U.S. Dollar	Receive Foreign Currency	Unrealized Appreciation/ (Depreciation)
Contracts to buy INR:
Barclays	7/12/17	1,948,519	135,500,000	145,844
Barclays	8/23/17	353,045	24,000,000	15,929

				$(551,150)

See accompanying Notes to Financial Statements	DODGE & COX GLOBAL BOND FUND ▪ PAGE 9

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2017
ASSETS:
Investments, at value (cost $123,541,382)	$127,979,196
Unrealized appreciation on currency forward contracts	161,773
Cash denominated in foreign currency (cost $10)	10
Cash held at broker	549,267
Receivable for investments sold	86,914
Receivable from broker for variation margin	96,686
Receivable for Fund shares sold	198,473
Dividends and interest receivable	1,100,707
Expense reimbursement receivable	60,523
Prepaid expenses and other assets	6,274

130,239,823

LIABILITIES:
Unrealized depreciation on currency forward contracts	712,923
Payable for investments purchased	1,517,139
Payable for Fund shares redeemed	15,488
Management fees payable	52,040
Accrued expenses	110,263

2,407,853

NET ASSETS	$127,831,970

NET ASSETS CONSIST OF:
Paid in capital	$123,655,246
Undistributed net investment income	703,737
Accumulated net realized loss	(400,432)
Net unrealized appreciation	3,873,419

$127,831,970

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	11,690,357
Net asset value per share	$10.93

STATEMENT OF OPERATIONS (unaudited)

Six Months Ended June 30, 2017
INVESTMENT INCOME:
Dividends	$59,091
Interest (net of foreign taxes of $5,880)	2,388,184

2,447,275

EXPENSES:
Management fees	296,381
Custody and fund accounting fees	13,204
Transfer agent fees	15,839
Professional services	113,041
Shareholder reports	5,996
Registration fees	59,531
Trustees’ fees	130,000
Miscellaneous	15,421

Total expenses	649,413

Expenses reimbursed by investment manager	(323,397)

Net expenses	326,016

NET INVESTMENT INCOME	2,121,259

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments	273,612
Futures contracts	(460,503)
Interest rate swaps	(88,550)
Currency forward contracts	388,523
Foreign currency transactions	(710)
Net change in unrealized appreciation/depreciation
Investments	5,451,121
Futures contracts	128,039
Interest rate swaps	7,938
Currency forward contracts	(1,063,802)
Foreign currency translation	14,845

Net realized and unrealized gain	4,650,513

NET CHANGE IN NET ASSETS FROM OPERATIONS	$6,771,772

STATEMENT OF CHANGES IN NET ASSETS (unaudited)

	Six Months Ended June 30, 2017	Year Ended December 31, 2016
OPERATIONS:
Net investment income	$2,121,259	$2,907,554
Net realized gain (loss)	112,372	(2,032,686)
Net change in unrealized appreciation/depreciation	4,538,141	5,078,974

	6,771,772	5,953,842

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(1,791,680)
Net realized gain	—	—

Total distributions	—	(1,791,680)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	16,850,917	64,939,219
Reinvestment of distributions	—	1,748,223
Cost of shares redeemed	(5,552,699)	(28,749,476)

Net change from Fund share transactions	11,298,218	37,937,966

Total change in net assets	18,069,990	42,100,128

NET ASSETS:
Beginning of period	109,761,980	67,661,852

End of period (including undistributed net investment income of $703,737 and distributions in excess of net investment income of $(1,355,951), respectively)	$127,831,970	$109,761,980

SHARE INFORMATION:
Shares sold	1,585,315	6,359,396
Distributions reinvested	—	169,730
Shares redeemed	(521,473)	(2,901,699)

Net change in shares outstanding	1,063,842	3,627,427

PAGE 10 ▪ DODGE & COX GLOBAL BOND FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Global Bond Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund1 seeks a high rate of total return consistent with long-term preservation of capital. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business.

Debt securities and derivatives traded over the counter, are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Other financial instruments for which market quotes are readily available are valued at market value. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees.

[1]

The Fund’s predecessor, Dodge & Cox Global Bond Fund, L.L.C. (the “Private Fund”), was organized on August 31, 2012 and commenced operations on December 5, 2012 as a private investment fund that reorganized into, and had the same investment manager as, the Fund. The Fund commenced operations on May 1, 2014, upon the transfer of assets from the Private Fund. This transaction was accomplished through a transfer of Private Fund net assets valued at $10,725,688 in exchange for 1,000,000 shares of the Fund. Immediately after the transfer, the shares of the Fund were distributed to the sole owner of the Private Fund and the investment manager of the Fund, Dodge & Cox, which became the initial shareholder of the Fund.

The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, gain/loss on paydowns, and inflation adjustments to the principal amount of inflation-indexed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, region, or country. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Dividend income is recorded on the ex-dividend date.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable

DODGE & COX GLOBAL BOND FUND ▪ PAGE 11

NOTES TO FINANCIAL STATEMENTS (unaudited)

foreign tax law. Withholding taxes are incurred on certain foreign receipts and are accrued at the time the associated interest income is recorded.

Capital gains taxes are incurred upon disposition of certain foreign securities. Expected capital gains taxes on appreciated securities are accrued as unrealized losses and incurred capital gains taxes are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.

Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Futures Contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures contracts are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded on the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded on the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund has maintained short Treasury futures contracts and short Euro-Bund futures contracts to assist with the management of the portfolio’s interest rate exposure. During the six months ended June 30, 2017, these futures contracts had total notional values ranging from 15% to 18% of net assets.

Interest rate swaps Interest rate swaps are agreements that obligate two parties to exchange a series of cash flows at specified payment dates calculated by reference to specified interest rates, such as an exchange of floating rate payments for fixed rate payments. Upon entering into a centrally cleared interest rate swap, the Fund is required to post an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of each interest rate swap. Changes in the market value of open interest rate swaps are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on interest rate swaps are recorded in the Statement of Operations, both upon the exchange of cash flows on each specified payment date and upon the closing or expiration of the swap. Cash deposited with the clearing broker as initial margin is recorded on the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded on the Statement of Assets and Liabilities.

Investments in interest rate swaps may include certain risks including unfavorable changes in interest rates, or a default or failure by the clearing broker or clearinghouse.

The Fund has maintained interest rate swaps in connection with the management of the portfolio’s interest rate exposure. During the six months ended June 30, 2017, these interest rate swaps had U.S. dollar notional values ranging from 3% to 5% of net assets.

Currency Forward contracts A currency forward contract represents an obligation to purchase or sell a specific foreign currency at a future date at a price set at the time of the contract. The values of the currency forward contracts are adjusted daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. When the currency forward contract is closed, the Fund records a realized gain or loss in the Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed. Losses from these transactions may arise from unfavorable changes in currency values or if the counterparties do not perform under a contract’s terms.

The Fund has maintained Indian rupee currency forward contracts as a substitute for a direct investment in India. During the six months ended June 30, 2017, these Indian rupee currency forward contracts had U.S. dollar total values ranging from 0% to 3% of net assets.

The Fund has maintained currency forward contracts to hedge direct and/or indirect foreign currency exposure to the British pound, euro, and Japanese yen. During the six months ended June 30, 2017, these currency forward contracts had U.S. dollar total values ranging from 10% to 12% of net assets.

Foreign currency translation The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.

Reported realized and unrealized gain (loss) on investments includes foreign currency gain (loss) related to investment transactions.

Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: holding/disposing of foreign currency, the difference between the

PAGE 12 ▪ DODGE & COX GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

trade and settlement dates on securities transactions, the difference between the accrual and payment dates on interest, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2017:

Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Debt Securities
Government	$—	$29,420,690
Government-Related	—	11,222,859
Securitized	—	25,888,612
Corporate	—	56,450,335
Short-term Investments
Commercial Paper	—	2,497,551
Money Market Fund	127,149	—
Repurchase Agreement	—	2,372,000

Total Securities	$127,149	$127,852,047

Other Financial Instruments
Futures Contracts
Appreciation	$129,950	$—
Interest Rate Swaps
Appreciation	—	12,863
Depreciation	—	(160,401)
Currency Forward Contracts
Appreciation	—	161,773
Depreciation	—	(712,923)

(a)

There were no transfers between Level 1 and Level 2 during the six months ended June 30, 2017. There were no Level 3 securities at June 30, 2017 and December 31, 2016, and there were no transfers to Level 3 during the period.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. Effective May 1, 2017, Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses to average net assets (“net expense ratio”) at 0.45% through April 30, 2018. The term of the agreement is renewable annually thereafter unless terminated with 30 days’ written notice by either party prior to the end of the term. For periods prior to May 1, 2017, the Fund’s net expense ratio was 0.60%.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Share ownership At June 30, 2017, Dodge & Cox owned 12% of the Fund’s outstanding shares.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character.

Book to tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), foreign currency realized gain (loss), futures contracts, and interest rate swaps. At June 30, 2017, the cost of investments for federal income tax purposes was $124,088,090.

DODGE & COX GLOBAL BOND FUND ▪ PAGE 13

NOTES TO FINANCIAL STATEMENTS (unaudited)

Distributions during the periods noted below were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2017	Year Ended December 31, 2016
Ordinary income	—	$1,791,680
		($0.175 per share	)
Long-term capital gain	—	—

At June 30, 2017, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$4,859,888
Unrealized depreciation	(968,782)

Net unrealized appreciation	3,891,106
Undistributed ordinary income	1,872,469
Accumulated capital loss(a)	(551,647)
Deferred loss(b)	(892,009)

(a)	Represents capital loss realized for tax purposes during the period from January 1, 2017 to June 30, 2017
(b)	Represents net realized specified loss incurred between November 1, 2016 and December 31, 2016. As permitted by tax regulation, the Fund has elected to treat this loss as arising in 2017.

Fund management has reviewed the tax positions for the open period applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2017, the Fund’s commitment fee amounted to $368 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2017, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $19,623,758 and $15,400,831, respectively. For the six months ended June 30, 2017, purchases and sales of U.S. government securities aggregated $13,599,485 and $9,827,514, respectively.

NOTE 7—NEW ACCOUNTING GUIDANCE

In October 2016, the SEC issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements for fiscal periods ending on or after August 1, 2017. Management is currently assessing the impact of this rule to the Fund’s financial statements and other filings and does not expect any impact to the Fund’s net assets or results of operations.

In March 2017, the Financial Accounting Standards Board issued an update to amend the amortization period for certain purchased callable debt securities held at a premium. The amendments shorten the amortization period for premiums to the earliest call date, but do not require an accounting change for securities held at a discount. The amendments are effective for financial statements for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statements and disclosures.

NOTE 8—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2017, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 14 ▪ DODGE & COX GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 9—ADDITIONAL DERIVATIVES INFORMATION

The Fund has entered into over-the-counter derivatives, such as currency forward contracts (each, a “Derivative”). Each Derivative is subject to a negotiated master agreement (based on a form published by the International Swaps and Derivatives Association (“ISDA”)) governing all Derivatives between the Fund and the relevant dealer counterparty. The master agreements specify (i) events of default and other events permitting a party to terminate some or all of the Derivatives thereunder and (ii) the process by which those Derivatives will be valued for purposes of determining termination payments. If some or all of the Derivatives under a master agreement are terminated because of an event of default or similar event, the values of all terminated Derivatives must be netted to determine a single payment owed by one party to the other. Some master agreements contain collateral terms requiring the parties to post collateral in respect of some or all of the Derivatives thereunder based on the net market value of those Derivatives, subject to a minimum exposure threshold. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into Derivatives only with counterparties it believes to be of good credit quality and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset financial assets and liabilities that are subject to a master netting arrangement in the Statement of Assets and Liabilities. Derivatives are presented on the Statement of Assets and Liabilities as unrealized appreciation/depreciation on currency forward contracts. Cash collateral pledged or received by the Fund for derivatives are reported gross on the Statement of Assets and Liabilities as collateral receivable/payable on currency forward contracts. Derivative information by counterparty is presented in the Portfolio of Investments.

The netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA master agreement. The following table presents the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements as of June 30, 2017. The net amount represents the receivable from (payable to) the counterparty in the event of a default.

Counterparty	Gross Derivative Assets	Gross Derivative Liabilities	Cash Collateral Pledged/(Received)(a)	Net Amount
Bank of America	$—	$(179,164)	$—	$(179,164)
Barclays	161,773	(5,841)	—	155,932
Citibank	—	(204,521)	—	(204,521)
Goldman Sachs	—	(323,397)	—	(323,397)

	$161,773	$(712,923)	$—	$(551,150)

(a)

Cash collateral pledged/(received) in excess of derivative assets/liabilities, if any, is not presented in this table. The total cash collateral is presented on the Fund’s Statement of Assets and Liabilities.

DODGE & COX GLOBAL BOND FUND ▪ PAGE 15

FINANCIAL HIGHLIGHTS (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015	Period from May 1, 2014 (commencement of Fund operations) to December 31, 2014
Net asset value, beginning of period	$10.33		$9.67	$10.31	$10.73
Income from investment operations:
Net investment income	0.19		0.30	0.34	0.16
Net realized and unrealized gain (loss)	0.41		0.54	(0.98)	(0.44)

Total from investment operations	0.60		0.84	(0.64)	(0.28)

Distributions to shareholders from:
Net investment income	—		(0.18)	—	(0.14)
Net realized gain	—		—	—	—

Total distributions	—		(0.18)	—	(0.14)

Net asset value, end of period	$10.93		$10.33	$9.67	$10.31

Total return	5.81%		8.64%	(6.21)%	(2.59)%
Ratios/supplemental data:
Net assets, end of period (millions)	$128		$110	$68	$65
Ratios of expenses to average net assets	0.55	%(a)	0.60%	0.60%	0.60	%(a)
Ratio of expenses to average net assets, before reimbursement by investment manager	1.09	%(a)	1.33%	1.41%	2.18	%(a)
Ratios of net investment income to average net assets	3.58	%(a)	3.77%	3.39%	2.83	%(a)
Portfolio turnover rate	23%		73%	55%	36%
(a)	Annualized

See accompanying Notes to Financial Statements

PAGE 16 ▪ DODGE & COX GLOBAL BOND FUND

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-551-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

DODGE & COX GLOBAL BOND FUND ▪ PAGE 17

THIS PAGE INTENTIONALLY LEFT BLANK

PAGE 18 ▪ DODGE & COX GLOBAL BOND FUND

TRUSTEES AND EXECUTIVE OFFICERS

Charles F. Pohl, Chairman and Trustee

Chairman, Dodge & Cox

Dana M. Emery, President and Trustee

Chief Executive Officer and President, Dodge & Cox

Thomas A. Larsen, Independent Trustee

Senior Counsel, Arnold & Porter Kaye Scholer LLP

Ann Mather, Independent Trustee

Former Executive Vice President, Chief Financial Officer, and Company Secretary, Pixar Animation Studios

Robert B. Morris III, Independent Trustee

Former Partner and Managing Director - Global Investment Research, Goldman Sachs; Former Advisory Director, The Presidio Group

Gary Roughead, Independent Trustee

Robert and Marion Oster Distinguished Fellow, Hoover Institution, and former U.S. Navy Chief of Naval Operations

Mark E. Smith, Independent Trustee

Former Executive Vice President and Managing Director-Fixed Income, Loomis Sayles & Company, L.P.

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; and former Under Secretary for International Affairs, United States Treasury

Diana S. Strandberg, Senior Vice President

Senior Vice President and Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President and Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Executive Vice President, Secretary, and Senior Counsel, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Vice President and Chief Compliance Officer, Dodge & Cox

Roberta R.W. Kameda, Assistant Secretary

Vice President and General Counsel, Dodge & Cox

William W. Strickland, Assistant Secretary and Assistant Treasurer

Vice President and Chief Operating Officer, Dodge & Cox

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.

DODGE & COX GLOBAL BOND FUND ▪ PAGE 19

Global Bond Fund

dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2017, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual report filings.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report filings.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report filings.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures were effective.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Not applicable for semi-annual report filings.

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99A)

(a) (3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99B)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dodge & Cox Funds

By	/s/ Charles F. Pohl
Charles F. Pohl
Chairman – Principal Executive Officer

Date August 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dodge & Cox Funds

By	/s/ Charles F. Pohl
Charles F. Pohl
Chairman – Principal Executive Officer

By	/s/ David H. Longhurst
David H. Longhurst
Treasurer – Principal Financial Officer

Date August 21, 2017